UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

6 Statement of Assets and Liabilities

7 Statement of Operations

7 Statement of Changes in Net Assets

9 Financial Highlights

10 Notes to Financial Statements

14 Information About Your Fund's Expenses

15 Proxy Voting

16 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.65% and 1.95% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 6/30/16
■ Deutsche Alternative Asset Allocation VIP — Class A ■ MSCI World Index ■ Barclays U.S. Aggregate Bond Index ■ Blended Index

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,635	$10,114	$10,624	$10,827	$15,761
	Average annual total return	6.35%	1.14%	2.04%	1.60%	6.33%
MSCI World Index	Growth of $10,000	$10,066	$9,722	$12,233	$13,783	$23,106
	Average annual total return	0.66%	–2.78%	6.95%	6.63%	11.97%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,531	$10,600	$11,269	$12,028	$14,069
	Average annual total return	5.31%	6.00%	4.06%	3.76%	4.72%
Blended Index	Growth of $10,000	$10,214	$10,001	$11,986	$13,389	$20,355
	Average annual total return	2.14%	0.01%	6.22%	6.01%	10.06%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through June 30, 2016, which is based on the performance period of the life of the Fund.

‡ Total returns shown for periods less than one year are not annualized.

Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,620	$10,084	$10,539	$10,693	$14,231
	Average annual total return	6.20%	0.84%	1.76%	1.35%	5.08%
MSCI World Index	Growth of $10,000	$10,066	$9,722	$12,233	$13,783	$20,818
	Average annual total return	0.66%	–2.78%	6.95%	6.63%	10.30%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,531	$10,600	$11,269	$12,028	$13,745
	Average annual total return	5.31%	6.00%	4.06%	3.76%	4.75%
Blended Index	Growth of $10,000	$10,214	$10,001	$11,986	$13,389	$18,696
	Average annual total return	2.14%	0.01%	6.22%	6.01%	8.69%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through June 30, 2016, which is based on the performance period of the life of Class B.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/16	12/31/15

Commodity	14%	12%
Deutsche Enhanced Commodity Strategy Fund	14%	12%
Real Return	42%	39%
Deutsche Global Inflation Fund	16%	10%
Deutsche Global Infrastructure Fund	13%	18%
Deutsche Real Estate Securities Fund	9%	7%
Deutsche Global Real Estate Securities Fund	4%	3%
Deutsche Real Estate Securities Income Fund	—	1%
Hedge Strategy	12%	14%
Deutsche Diversified Market Neutral Fund	11%	13%
Deutsche Strategic Equity Long/Short Fund	1%	1%
Currency	12%	13%
Deutsche Enhanced Emerging Markets Fixed Income Fund	12%	13%
Opportunistic	20%	22%
Deutsche Floating Rate Fund	9%	13%
SPDR Barclays Convertible Securities ETF	9%	9%
WisdomTree Emerging Markets Local Debt ETF	2%	—
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Pankaj Bhatnagar, PhD
Darwei Kung

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Mutual Funds 85.8%
Deutsche Diversified Market Neutral Fund "Institutional"* (a)	1,493,600	12,142,971
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	1,197,351	15,326,099
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	1,424,853	13,122,893
Deutsche Floating Rate Fund "Institutional" (a)	1,199,785	10,042,203
Deutsche Global Inflation Fund "Institutional" (a)	1,683,577	17,138,814
Deutsche Global Infrastructure Fund "Institutional" (a)	1,022,819	14,749,051
Deutsche Global Real Estate Securities Fund "Institutional" (a)	478,772	4,510,030
Deutsche Real Estate Securities Fund "Institutional" (a)	408,119	9,639,778
Deutsche Strategic Equity Long/Short Fund "Institutional" (a)	187,481	1,621,713
Total Mutual Funds (Cost $100,186,105)		98,293,552

	Shares	Value ($)

Exchange-Traded Funds 10.8%
SPDR Barclays Convertible Securities	229,901	10,078,860
WisdomTree Emerging Markets Local Debt	61,430	2,298,096
Total Exchange-Traded Funds (Cost $12,090,289)		12,376,956

Cash Equivalents 3.5%
Deutsche Central Cash Management Government Fund, 0.44% (a) (b) (Cost $4,018,846)	4,018,846	4,018,846

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,295,240)†	100.1	114,689,354
Other Assets and Liabilities, Net	(0.1)	(54,911)
Net Assets	100.0	114,634,443

* Non-income producing security.

† The cost for federal income tax purposes was $118,276,329. At June 30, 2016, net unrealized depreciation for all securities based on tax cost was $3,586,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,312,133 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,899,108.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$ 98,293,552	$ —	$ —	$ 98,293,552
Exchange-Traded Fund	12,376,956	—	—	12,376,956
Short-Term Investment	4,018,846	—	—	4,018,846
Total	$ 114,689,354	$ —	$ —	$ 114,689,354

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $104,204,951)	$ 102,312,398
Investments in non-affiliated Underlying Funds, at value (cost $12,090,289)	12,376,956
Total investments in securities, at value (cost $116,295,240)	114,689,354
Receivable for Fund shares sold	110,986
Interest receivable	1,444
Other assets	660
Total assets	114,802,444
Liabilities
Payable for Fund shares redeemed	86,372
Accrued management fee	2,345
Accrued Trustees' fees	551
Other accrued expenses and payables	78,733
Total liabilities	168,001
Net assets, at value	$ 114,634,443
Net Assets Consist of
Undistributed net investment income	759,787
Net unrealized appreciation (depreciation) on investments	(1,605,886)
Accumulated net realized gain (loss)	(2,766,767)
Paid-in capital	118,247,309
Net assets, at value	$ 114,634,443
Class A Net Asset Value, offering and redemption price per share ($22,939,731 ÷ 1,750,602 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.10
Class B Net Asset Value, offering and redemption price per share ($91,694,712 ÷ 6,994,417 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$ 971,947
Dividends	116,341
Total income	1,088,288
Expenses: Management fee	149,075
Administration fee	54,262
Record keeping fees (Class B)	20,966
Services to shareholders	1,500
Distribution service fee (Class B)	108,612
Custodian fee	4,545
Professional fees	32,528
Reports to shareholders	24,198
Registration fees	26
Trustees' fees and expenses	3,210
Other	2,006
Total expenses before expense reductions	400,928
Expense reductions	(113,672)
Total expenses after expense reductions	287,256
Net investment income (loss)	801,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(597,202)
Sale of non-affiliated Underlying Funds	(223,120)
Capital gain distributions from affiliated Underlying Funds	34,924
(785,398)
Change in net unrealized appreciation (depreciation) on investments	6,672,130
Net gain (loss)	5,886,732
Net increase (decrease) in net assets resulting from operations	$ 6,687,764

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 801,032	$ 2,153,147
Net realized gain (loss)	(785,398)	(134,096)
Change in net unrealized appreciation (depreciation)	6,672,130	(9,619,966)
Net increase (decrease) in net assets resulting from operations	6,687,764	(7,600,915)
Distributions to shareholders from: Net investment income: Class A	(500,963)	(610,326)
Class B	(1,722,118)	(2,547,011)
Net realized gains: Class A	—	(44,846)
Class B	—	(205,010)
Total distributions	(2,223,081)	(3,407,193)
Fund share transactions: Class A Proceeds from shares sold	1,816,522	4,707,272
Reinvestment of distributions	500,963	655,172
Payments for shares redeemed	(1,263,918)	(2,020,383)
Net increase (decrease) in net assets from Class A share transactions	1,053,567	3,342,061
Class B Proceeds from shares sold	5,377,968	12,671,502
Reinvestment of distributions	1,722,118	2,752,021
Payments for shares redeemed	(6,843,524)	(12,115,711)
Net increase (decrease) in net assets from Class B share transactions	256,562	3,307,812
Increase (decrease) in net assets	5,774,812	(4,358,235)
Net assets at beginning of period	108,859,631	113,217,866
Net assets at end of period (including undistributed net investment income of $759,787 and $2,181,836, respectively)	$ 114,634,443	$ 108,859,631
Other Information
Class A Shares outstanding at beginning of period	1,666,853	1,416,911
Shares sold	144,036	354,455
Shares issued to shareholders in reinvestment of distributions	39,415	47,893
Shares redeemed	(99,702)	(152,406)
Net increase (decrease) in Class A shares	83,749	249,942
Shares outstanding at end of period	1,750,602	1,666,853
Class B Shares outstanding at beginning of period	6,979,222	6,744,084
Shares sold	422,610	947,455
Shares issued to shareholders in reinvestment of distributions	135,280	201,024
Shares redeemed	(542,695)	(913,341)
Net increase (decrease) in Class B shares	15,195	235,138
Shares outstanding at end of period	6,994,417	6,979,222

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 13.88	$ 13.75	$ 13.90	$ 13.24	$ 13.85
Income (loss) from investment operations: Net investment income[a]	.10	.29	.36	.26	.33	.64
Net realized and unrealized gain (loss)	.69	(1.13)	.13	(.13)	.93	(1.02)
Total from investment operations	.79	(.84)	.49	.13	1.26	(.38)
Less distributions from: Net investment income	(.29)	(.41)	(.27)	(.28)	(.49)	(.19)
Net realized gains	—	(.03)	(.09)	—	(.11)	(.04)
Total distributions	(.29)	(.44)	(.36)	(.28)	(.60)	(.23)
Net asset value, end of period	$ 13.10	$ 12.60	$ 13.88	$ 13.75	$ 13.90	$ 13.24
Total Return (%)[b,c]	6.35**	(6.29)	3.50	.93	9.72	(2.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	21	20	15	10	7
Ratio of expenses before expense reductions (%)[d]	.50*	.53	.56	.64	.63	.61
Ratio of expenses after expense reductions (%)[d]	.29*	.33	.32	.27	.30	.30
Ratio of net investment income (%)	1.58*	2.19	2.54	1.86	2.46	4.72
Portfolio turnover rate (%)	18**	21	28	40	22	39

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.59	$ 13.87	$ 13.74	$ 13.88	$ 13.23	$ 13.84
Income (loss) from investment operations: Net investment income[a]	.08	.25	.31	.22	.30	.61
Net realized and unrealized gain (loss)	.69	(1.12)	.14	(.11)	.91	(1.03)
Total from investment operations	.77	(.87)	.45	.11	1.21	(.42)
Less distributions from: Net investment income	(.25)	(.38)	(.23)	(.25)	(.45)	(.15)
Net realized gains	—	(.03)	(.09)	—	(.11)	(.04)
Total distributions	(.25)	(.41)	(.32)	(.25)	(.56)	(.19)
Net asset value, end of period	$ 13.11	$ 12.59	$ 13.87	$ 13.74	$ 13.88	$ 13.23
Total Return (%)[b,c]	6.20**	(6.54)	3.24	.75	9.36	(3.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	88	94	84	62	41
Ratio of expenses before expense reductions (%)[d]	.80*	.83	.86	.93	.88	.86
Ratio of expenses after expense reductions (%)[d]	.59*	.62	.57	.52	.55	.55
Ratio of net investment income (%)	1.27*	1.84	2.22	1.57	2.25	4.47
Portfolio turnover rate (%)	18**	21	28	40	22	39

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the six months ended June 30, 2016, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2015, the Fund had approximately $280 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $9,773,873 and $13,087,579, respectively. Purchases and sales of Non-affiliated ETFs aggregated $9,349,973 and $5,866,071, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At June 30, 2016, the Fund held approximately 18% of Deutsche Global Inflation Fund, 15% of Deutsche Diversified Market Neutral Fund, and 12% of Deutsche Enhanced Emerging Markets Fixed Income Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.27% of the Fund's average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.29%
Class B	.59%

For the six months ended June 30, 2016, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 22,753
Class B	90,919
$ 113,672

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $54,262, of which $9,233 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 68	$ 34
Class B	129	67
	$ 197	$ 101

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee aggregated $108,612, of which $18,449 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,096, of which $4,583 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At June 30, 2016, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 62% and 26%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended June 30, 2016 is as follows:

Affiliate	Value ($) at 12/31/2015	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 6/30/2016
Deutsche Diversified Market Neutral Fund	13,155,393	200,000	539,000	(90,821)	—	—	12,142,971
Deutsche Enhanced Commodity Strategy Fund	12,646,150	1,147,579	—	—	22,579	—	15,326,099
Deutsche Enhanced Emerging Markets Fixed Income Fund	13,296,026	343,553	1,220,000	(180,352)	343,553	—	13,122,893
Deutsche Floating Rate Fund	14,073,424	324,649	4,205,000	(506,570)	324,650	—	10,042,203
Deutsche Global Inflation Fund	10,993,719	5,470,223	—	—	91,223	—	17,138,814
Deutsche Global Infrastructure Fund	18,584,170	99,348	6,507,000	243,228	99,348	—	14,749,051
Deutsche Global Real Estate Securities Fund	3,340,604	853,000	—	—	—	—	4,510,030
Deutsche Real Estate Securities Fund	7,700,878	991,736	—	—	78,724	34,924	9,639,778
Deutsche Real Estate Securities Income Fund	581,940	3,785	616,579	(62,687)	3,785	—	—
Deutsche Strategic Equity Long/Short Fund	1,362,596	340,000	—	—	—	—	1,621,713
Deutsche Central Cash Management Government Fund	3,850,877	11,703,677	11,535,708	—	8,085	—	4,018,846
Total	99,585,777	21,477,550	24,623,287	(597,202)	971,947	34,924	102,312,398

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,063.50	$ 1,062.00
Expenses Paid per $1,000*	$ 1.49	$ 3.02
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,023.42	$ 1,021.93
Expenses Paid per $1,000*	$ 1.46	$ 2.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.29%	.59%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Alternative Asset Allocation VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Notes

VS2AAA-3 (R-028379-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents

3 Performance Summary

4 Portfolio Summary

6 Portfolio Management Team

7 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

12 Statement of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

18 Information About Your Fund's Expenses

19 Proxy Voting

20 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 1.00% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP
■ Deutsche Global Equity VIP — Class A ■ MSCI All Country World Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 23 developed and 23 emerging market country indices.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,298	$9,705	$11,917	$12,005	$12,369
	Average annual total return	2.98%	–2.95%	6.02%	3.72%	2.15%
MSCI All Country World Index	Growth of $10,000	$10,123	$9,627	$11,921	$12,994	$15,178
	Average annual total return	1.23%	–3.73%	6.03%	5.38%	4.26%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Common Stocks	96%	100%
Cash Equivalents	4%	0%
Limited Partnership	0%	—
	100%	100%

Sector Diversification (As a % of Common Stocks and Limited Partnership)	6/30/16	12/31/15

Health Care	24%	25%
Information Technology	16%	15%
Consumer Staples	13%	16%
Financials	12%	13%
Consumer Discretionary	11%	9%
Industrials	10%	10%
Materials	7%	6%
Energy	6%	5%
Telecommunication Services	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

United States	56%	50%
Canada	8%	6%
Germany	7%	6%
Switzerland	6%	7%
United Kingdom	6%	5%
Sweden	4%	6%
Ireland	3%	3%
Luxembourg	3%	2%
Norway	1%	3%
France	0%	3%
Netherlands	—	2%
Other	6%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Brendan O'Neill, CFA
Mark Schumann, CFA
Sebastian P. Werner, PhD

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 96.1%
Canada 7.5%
Agnico Eagle Mines Ltd.	24,000	1,284,000
Alimentation Couche-Tard, Inc. "B"	18,000	772,971
Brookfield Asset Management, Inc. "A"	40,000	1,323,271
(Cost $2,201,202)		3,380,242
China 0.3%
Tencent Holdings Ltd. (Cost $143,499)	6,500	149,256
Finland 0.9%
Sampo Oyj "A" (Cost $484,063)	10,000	407,074
France 0.5%
JC Decaux SA (Cost $269,306)	6,700	226,455
Germany 7.0%
Allianz SE (Registered)	4,500	643,512
BASF SE	6,200	473,441
Bayer AG (Registered)	4,800	481,716
Fresenius Medical Care AG & Co. KGaA	15,500	1,345,609
LANXESS AG	5,000	218,960
(Cost $3,080,082)		3,163,238
Ireland 2.9%
Glanbia PLC (a)	20,500	385,155
Glanbia PLC (a)	9,000	169,556
Kerry Group PLC "A" (a)	600	53,106
Kerry Group PLC "A" (a)	7,921	701,996
(Cost $1,064,732)		1,309,813
Israel 0.6%
Mobileye NV* (b) (Cost $246,148)	6,000	276,840
Japan 0.6%
Asics Corp. (Cost $271,132)	15,000	251,467
Luxembourg 2.4%
Eurofins Scientific (Cost $683,067)	2,900	1,075,836
Malaysia 0.8%
IHH Healthcare Bhd. (Cost $277,346)	213,000	348,839
Mexico 1.0%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $434,833)	4,800	443,952
Norway 1.0%
Marine Harvest ASA* (Cost $316,304)	27,500	459,318
Philippines 1.0%
Universal Robina Corp. (Cost $459,003)	100,000	444,173
Sweden 4.2%
Assa Abloy AB "B"	41,000	838,364
Meda AB "A"	31,000	561,075
Svenska Cellulosa AB "B"	15,400	491,812
(Cost $1,598,312)		1,891,251
	Shares	Value ($)

Switzerland 5.7%
Galenica AG (Registered)	470	632,263
Lonza Group AG (Registered)*	3,700	612,400
Nestle SA (Registered)	12,015	927,628
U-Blox AG*	1,800	387,143
(Cost $1,685,936)		2,559,434
United Kingdom 6.0%
Aon PLC (b)	8,000	873,840
Compass Group PLC	40,000	761,972
Halma PLC	43,000	584,280
Spirax-Sarco Engineering PLC	9,000	449,881
(Cost $2,274,324)		2,669,973
United States 53.7%
AbbVie, Inc.	8,000	495,280
Acadia Healthcare Co., Inc.* (c)	10,900	603,860
Activision Blizzard, Inc.	14,000	554,820
Allergan PLC*	2,300	531,507
Alliance Data Systems Corp.*	2,700	528,984
Alphabet, Inc. "A"*	620	436,189
Amphenol Corp. "A"	24,000	1,375,920
Applied Materials, Inc.	28,000	671,160
Biogen, Inc.*	850	205,547
Bristol-Myers Squibb Co.	8,000	588,400
CBRE Group, Inc. "A"*	17,000	450,160
Celgene Corp.*	6,000	591,780
Cepheid, Inc.*	7,700	236,775
Cerner Corp.*	7,700	451,220
CVS Health Corp.	4,500	430,830
Danaher Corp.	9,500	959,500
Dollar General Corp.	8,600	808,400
Ecolab, Inc.	5,500	652,300
EOG Resources, Inc.	7,500	625,650
EPAM Systems, Inc.*	4,500	289,395
Evolent Health, Inc. "A"* (c)	13,680	262,656
Exxon Mobil Corp.	6,200	581,188
Facebook, Inc. "A"*	4,000	457,120
General Electric Co. (c)	16,500	519,420
Harman International Industries, Inc.	4,400	316,008
HealthStream, Inc.*	7,000	185,640
JPMorgan Chase & Co.	15,000	932,100
L Brands, Inc.	4,000	268,520
LKQ Corp.*	14,000	443,800
Marcus & Millichap, Inc.*	18,000	457,380
MasterCard, Inc. "A"	12,000	1,056,720
Mead Johnson Nutrition Co.	4,200	381,150
Medivation, Inc.*	4,500	271,350
NIKE, Inc. "B"	8,000	441,600
Noble Energy, Inc.	14,700	527,289
Press Ganey Holdings, Inc.*	14,000	550,900
Rollins, Inc.	16,000	468,320
Schlumberger Ltd.	9,600	759,168
Scotts Miracle-Gro Co. "A"	6,500	454,415
T-Mobile U.S., Inc.*	13,000	562,510
Time Warner, Inc.	8,500	625,090
TJX Companies, Inc.	7,700	594,671
Union Pacific Corp.	4,600	401,350
United Technologies Corp.	5,000	512,750
Zoetis, Inc.	12,500	593,250
(Cost $22,449,563)		24,112,042
Total Common Stocks (Cost $37,938,852)		43,169,203
	Shares	Value ($)

Limited Partnership 0.0%
Bermuda
Brookfield Business Partners LP (Units)* (Cost $21,584)	800	15,177

Securities Lending Collateral 3.1%
Daily Assets Fund "Capital Shares", 0.51% (d) (e) (Cost $1,386,863)	1,386,863	1,386,863
	Shares	Value ($)

Cash Equivalents 3.8%
Deutsche Central Cash Management Government Fund, 0.44% (d) (Cost $1,717,630)	1,717,630	1,717,630

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $41,064,929)†	103.0	46,288,873
Other Assets and Liabilities, Net	(3.0)	(1,364,029)
Net Assets	100.0	44,924,844

* Non-income producing security.

† The cost for federal income tax purposes was $41,251,872. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $5,037,001. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,870,431 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,833,430.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Listed on the New York Stock Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $1,380,698, which is 3.1% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Canada	$ 3,380,242	$ —	$ —	$ 3,380,242
China	—	149,256	—	149,256
Finland	—	407,074	—	407,074
France	—	226,455	—	226,455
Germany	—	3,163,238	—	3,163,238
Ireland	—	1,309,813	—	1,309,813
Israel	276,840	—	—	276,840
Japan	—	251,467	—	251,467
Luxembourg	—	1,075,836	—	1,075,836
Malaysia	—	348,839	—	348,839
Mexico	443,952	—	—	443,952
Norway	—	459,318	—	459,318
Philippines	—	444,173	—	444,173
Sweden	—	1,891,251	—	1,891,251
Switzerland	—	2,559,434	—	2,559,434
United Kingdom	873,840	1,796,133	—	2,669,973
United States	24,112,042	—	—	24,112,042
Limited Partnership
Bermuda	15,177	—	—	15,177
Short-Term Investments (f)	3,104,493	—	—	3,104,493
Total	$ 32,206,586	$ 14,082,287	$ —	$ 46,288,873

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $37,960,436) — including $1,380,698 of securities loaned	$ 43,184,380
Investment in Daily Assets Fund (cost $1,386,863)*	1,386,863
Investment in Deutsche Central Cash Management Government Fund (cost $1,717,630)	1,717,630
Total investments in securities, at value (cost $41,064,929)	46,288,873
Foreign currency, at value (cost $181,526)	180,096
Receivable for Fund shares sold	73
Dividends receivable	28,583
Interest receivable	842
Other assets	323
Total assets	46,498,790
Liabilities
Payable upon return of securities loaned	1,386,863
Payable for Fund shares redeemed	88,363
Accrued management fee	20,252
Accrued Trustees' fees	258
Other accrued expenses and payables	78,210
Total liabilities	1,573,946
Net assets, at value	$ 44,924,844
Net Assets Consist of
Undistributed net investment income	200,549
Net unrealized appreciation (depreciation) on: Investments	5,223,944
Foreign currency	(3,674)
Accumulated net realized gain (loss)	(43,540,714)
Paid-in capital	83,044,739
Net assets, at value	$ 44,924,844
Class A Net Asset Value, offering and redemption price per share ($44,924,844 ÷ 4,885,543 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,778)	$ 426,226
Income distributions — Deutsche Central Cash Management Government Fund	2,115
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	3,702
Total income	432,043
Expenses: Management fee	144,475
Administration fee	22,227
Services to shareholders	431
Custodian fee	19,026
Professional fees	37,142
Reports to shareholders	10,290
Trustees' fees and expenses	2,184
Other	10,206
Total expenses before expense reductions	245,981
Expense reductions	(39,178)
Total expenses after expense reductions	206,803
Net investment income	225,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(333,694)
Foreign currency	14,075
(319,619)
Change in net unrealized appreciation (depreciation) on: Investments	1,177,474
Foreign currency	(1,024)
1,176,450
Net gain (loss)	856,831
Net increase (decrease) in net assets resulting from operations	$ 1,082,071

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 225,240	$ 363,204
Net realized gain (loss)	(319,619)	904,730
Change in net unrealized appreciation (depreciation)	1,176,450	(2,104,278)
Net increase (decrease) in net assets resulting from operations	1,082,071	(836,344)
Distributions to shareholders from: Net investment income: Class A	(336,718)	(365,100)
Fund share transactions: Class A Proceeds from shares sold	587,955	1,395,898
Reinvestment of distributions	336,718	365,100
Payments for shares redeemed	(5,753,567)	(19,468,680)
Net increase (decrease) in net assets from Class A share transactions	(4,828,894)	(17,707,682)
Increase (decrease) in net assets	(4,083,541)	(18,909,126)
Net assets at beginning of period	49,008,385	67,917,511
Net assets at end of period (including undistributed net investment income of $200,549 and $312,027, respectively)	$ 44,924,844	$ 49,008,385
Other Information
Class A Shares outstanding at beginning of period	5,446,357	7,372,593
Shares sold	64,702	147,455
Shares issued to shareholders in reinvestment of distributions	36,640	37,523
Shares redeemed	(662,156)	(2,111,214)
Net increase (decrease) in Class A shares	(560,814)	(1,926,236)
Shares outstanding at end of period	4,885,543	5,446,357

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.21	$ 9.27	$ 7.96	$ 6.98	$ 8.08
Income (loss) from investment operations: Net investment income[a]	.04	.05	.06	.14	.18	.19
Net realized and unrealized gain (loss)	.23	(.21)	.04	1.37	1.01	(1.14)
Total from investment operations	.27	(.16)	.10	1.51	1.19	(.95)
Less distributions from: Net investment income	(.07)	(.05)	(.16)	(.20)	(.21)	(.15)
Net asset value, end of period	$ 9.20	$ 9.00	$ 9.21	$ 9.27	$ 7.96	$ 6.98
Total Return (%)	2.98b**	(1.75)[b]	1.14	19.31[b]	17.34	(12.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	49	68	73	67	65
Ratio of expenses before expense reductions (%)	1.11*	1.00	.95	1.06	1.02	1.03
Ratio of expenses after expense reductions (%)	.93*	.91	.95	.99	1.02	1.03
Ratio of net investment income (%)	1.01*	.58	.59	1.69	2.46	2.44
Portfolio turnover rate (%)	22**	79	78	139	18	26
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reimbursed. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $42,785,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($3,621,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2015 through December 31, 2015, the Fund elected to defer qualified late year losses of approximately $249,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $9,821,524 and $15,427,173, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.91%.

Effective May 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.97%.

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed were $39,178.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $22,227, of which $3,710 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC aggregated $53, of which $29 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $4,998, of which $3,840 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $323.

D. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 73% and 27%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,029.80
Expenses Paid per $1,000*	$ 4.69
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,020.24
Expenses Paid per $1,000*	$ 4.67

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.93%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2GE-3 (R-028380-5

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Global Growth VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

11 Statement of Assets and Liabilities

12 Statement of Operations

12 Statement of Changes in Net Assets

14 Financial Highlights

15 Notes to Financial Statements

19 Information About Your Fund's Expenses

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.44% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP
■ Deutsche Global Growth VIP — Class A ■ MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,045	$9,534	$11,589	$11,859	$13,116
	Average annual total return	0.45%	–4.66%	5.04%	3.47%	2.75%
MSCI World Index	Growth of $10,000	$10,066	$9,722	$12,233	$13,783	$15,429
	Average annual total return	0.66%	–2.78%	6.95%	6.63%	4.43%
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,022	$9,496	$11,457	$11,655	$12,651
	Average annual total return	0.22%	–5.04%	4.64%	3.11%	2.38%
MSCI World Index	Growth of $10,000	$10,066	$9,722	$12,233	$13,783	$15,429
	Average annual total return	0.66%	–2.78%	6.95%	6.63%	4.43%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Common Stocks	97%	97%
Cash Equivalents	3%	3%
Preferred Stock	0%	0%
Limited Partnership	0%	—
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

Health Care	21%	21%
Information Technology	15%	15%
Financials	14%	12%
Consumer Discretionary	13%	12%
Consumer Staples	12%	14%
Industrials	12%	13%
Energy	6%	5%
Materials	6%	6%
Telecommunication Services	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

United States	52%	46%
Canada	7%	6%
Germany	6%	7%
United Kingdom	6%	6%
Switzerland	5%	6%
Sweden	5%	6%
Japan	3%	2%
Ireland	2%	3%
Luxembourg	2%	2%
Finland	2%	2%
Netherlands	1%	2%
Hong Kong	1%	1%
Norway	1%	2%
Malaysia	1%	1%
Mexico	1%	1%
Philippines	1%	1%
France	1%	2%
Italy	0%	1%
Other	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA Co-Lead Portfolio Manager Sebastian P. Werner, PhD Co-Lead Portfolio Manager	Rafaelina M. Lee Mark Schumann, CFA Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 96.0%
Australia 0.2%
Austal Ltd.	29,100	26,501
G8 Education Ltd.	11,840	33,722
(Cost $61,918)		60,223
Bermuda 0.2%
Lazard Ltd. "A"	1,491	44,402
(Cost $34,557)
Canada 6.6%
Agnico Eagle Mines Ltd.	12,500	668,950
Alimentation Couche-Tard, Inc. "B"	9,800	420,840
Brookfield Asset Management, Inc. "A"	21,000	694,717
Quebecor, Inc. "B"	2,374	68,026
SunOpta, Inc.*	6,381	26,736
(Cost $1,203,533)		1,879,269
China 0.6%
Minth Group Ltd.	18,870	61,446
Tencent Holdings Ltd.	5,000	114,813
(Cost $144,073)		176,259
Finland 1.5%
Cramo Oyj	2,741	56,451
Sampo Oyj "A"	8,700	354,154
(Cost $479,084)		410,605
France 0.7%
Altran Technologies SA	4,339	57,671
Elior Participations SCA 144A	2,901	63,313
Flamel Technologies SA (ADR)*	6,494	69,746
Parrot SA*	1,288	18,032
(Cost $248,310)		208,762
Germany 6.2%
Allianz SE (Registered)	1,800	257,405
BASF SE	3,200	244,357
Bayer AG (Registered)	2,400	240,858
Fresenius Medical Care AG & Co. KGaA	8,000	694,508
LANXESS AG	2,839	124,326
PATRIZIA Immobilien AG*	2,809	67,417
United Internet AG (Registered)	2,508	103,827
VIB Vermoegen AG	1,398	30,118
(Cost $1,701,435)		1,762,816
Hong Kong 1.2%
AIA Group Ltd.	40,000	242,438
Techtronic Industries Co., Ltd.	23,097	96,605
(Cost $311,668)		339,043
India 0.2%
WNS Holdings Ltd. (ADR)* (Cost $49,480)	1,714	46,278
Indonesia 0.1%
PT Arwana Citramulia Tbk (Cost $58,152)	755,318	34,885
	Shares	Value ($)

Ireland 2.4%
Greencore Group PLC	15,750	64,503
Kerry Group PLC "A"	5,400	478,573
Paddy Power Betfair PLC	680	71,312
Ryanair Holdings PLC (ADR) (a)	906	63,003
(Cost $550,696)		677,391
Israel 0.1%
Mellanox Technologies Ltd.* (a) (Cost $29,611)	700	33,572
Italy 0.2%
Prysmian SpA (Cost $62,235)	3,142	68,737
Japan 2.6%
Ai Holdings Corp.	2,740	63,799
Anicom Holdings, Inc.	1,300	36,398
Asics Corp.	7,000	117,351
Daikyonishikawa Corp.	1,900	23,717
Kusuri No Aoki Co., Ltd.	1,358	88,167
MISUMI Group, Inc.	3,911	70,031
Nippon Seiki Co., Ltd.	2,783	45,201
Optex Co., Ltd.	1,500	38,463
Syuppin Co., Ltd. (b)	3,700	45,479
Topcon Corp.	2,600	25,494
United Arrows Ltd.	1,670	48,302
Universal Entertainment Corp.*	2,803	58,912
UT Group Co., Ltd.*	5,369	21,755
Zenkoku Hosho Co., Ltd.	1,600	57,892
(Cost $638,465)		740,961
Korea 0.1%
i-SENS, Inc.* (Cost $35,741)	1,149	36,609
Luxembourg 2.1%
Eurofins Scientific (Cost $362,350)	1,600	593,564
Malaysia 1.1%
Hartalega Holdings Bhd.	29,294	31,512
IHH Healthcare Bhd.	127,000	207,993
Nirvana Asia Ltd. 144A	154,599	49,371
Tune Protect Group Bhd.	90,651	33,129
(Cost $294,378)		322,005
Mexico 1.1%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $293,461)	3,200	295,968
Netherlands 1.5%
Brunel International NV	1,575	28,987
Core Laboratories NV (b) (c)	488	60,458
ING Groep NV (CVA)	22,000	225,112
SBM Offshore NV	2,242	26,191
Sensata Technologies Holding NV* (c)	2,000	69,780
(Cost $485,629)		410,528
Norway 1.2%
Marine Harvest ASA* (Cost $230,864)	20,000	334,049
Panama 0.2%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $53,081)	2,375	62,938
	Shares	Value ($)

Philippines 0.9%
Universal Robina Corp. (Cost $255,120)	54,500	242,074
Singapore 0.0%
Lian Beng Group Ltd. (Cost $13,036)	31,264	10,208
Spain 0.1%
Telepizza Group SA 144A* (Cost $47,373)	5,966	37,076
Sweden 4.4%
Assa Abloy AB "B"	22,000	449,854
Meda AB "A"	26,000	470,580
Nobina AB 144A	10,392	55,457
Svenska Cellulosa AB "B"	8,800	281,035
(Cost $1,059,733)		1,256,926
Switzerland 4.6%
Dufry AG (Registered)*	467	55,863
Galenica AG (Registered)	260	349,762
Lonza Group AG (Registered)*	2,200	364,130
Nestle SA (Registered)	6,800	525,000
(Cost $1,074,720)		1,294,755
Thailand 0.1%
Malee Group PCL (Foreign Registered) (Cost $19,036)	18,299	26,037
United Kingdom 5.9%
Aon PLC (c)	2,500	273,075
Arrow Global Group PLC	12,987	33,843
Auto Trader Group PLC 144A	7,500	35,565
AVEVA Group PLC	1,478	33,607
Babcock International Group PLC	5,468	66,188
Clinigen Healthcare Ltd.	5,959	48,200
Compass Group PLC	20,000	380,986
Crest Nicholson Holdings PLC	5,430	26,098
Domino's Pizza Group PLC	9,654	42,707
Halma PLC	19,000	258,170
Hargreaves Lansdown PLC	2,674	44,747
Howden Joinery Group PLC	7,445	38,237
Jardine Lloyd Thompson Group PLC	2,156	27,037
Polypipe Group PLC	9,188	31,940
Reckitt Benckiser Group PLC	3,150	315,814
Spirax-Sarco Engineering PLC	542	27,093
(Cost $1,492,230)		1,683,307
United States 49.9%
AbbVie, Inc.	4,000	247,640
Acadia Healthcare Co., Inc.* (b)	4,500	249,300
Activision Blizzard, Inc.	8,500	336,855
Advance Auto Parts, Inc.	352	56,894
Affiliated Managers Group, Inc.*	303	42,653
Allergan PLC*	1,500	346,635
Alliance Data Systems Corp.*	1,700	333,064
Alphabet, Inc. "A"*	550	386,941
Amphenol Corp. "A"	12,000	687,960
AZZ, Inc.	1,090	65,378
Bank of America Corp.	15,300	203,031
Berry Plastics Group, Inc.*	760	29,526
Biogen, Inc.*	650	157,183
Bristol-Myers Squibb Co.	4,100	301,555
	Shares	Value ($)

Cardtronics, Inc.*	1,473	58,640
Casey's General Stores, Inc.	740	97,317
CBRE Group, Inc. "A"*	7,000	185,360
Celgene Corp.*	3,500	345,205
Cerner Corp.*	4,000	234,400
Cognizant Technology Solutions Corp. "A"*	4,000	228,960
Danaher Corp.	5,500	555,500
Del Taco Restaurants, Inc.* (b)	5,397	49,113
Diamondback Energy, Inc.*	512	46,700
DigitalGlobe, Inc.*	906	19,379
Dollar General Corp.	4,500	423,000
Ecolab, Inc.	3,400	403,240
Encore Capital Group, Inc.* (b)	1,114	26,212
EOG Resources, Inc.	4,900	408,758
EPAM Systems, Inc.*	2,500	160,775
Exxon Mobil Corp.	3,000	281,220
Facebook, Inc. "A"*	2,200	251,416
FCB Financial Holdings, Inc. "A"*	1,117	37,978
Fox Factory Holding Corp.*	2,467	42,852
General Electric Co.	9,000	283,320
Gentherm, Inc.*	1,731	59,287
Hain Celestial Group, Inc.*	1,245	61,939
Harman International Industries, Inc.	3,577	256,900
Inphi Corp.*	1,008	32,286
Jack in the Box, Inc.	740	63,581
JPMorgan Chase & Co.	8,000	497,120
Kindred Healthcare, Inc.	3,112	35,134
Knowles Corp.* (b)	3,690	50,479
L Brands, Inc.	2,300	154,399
Ligand Pharmaceuticals, Inc.* (b)	457	54,506
Manitowoc Foodservice, Inc.* (b)	3,000	52,860
Masonite International Corp.*	600	39,684
MasterCard, Inc. "A"	6,500	572,390
Matador Resources Co.* (b)	1,894	37,501
MAXIMUS, Inc.	942	52,159
Medivation, Inc.*	1,500	90,450
Middleby Corp.*	674	77,679
Molina Healthcare, Inc.*	1,109	55,339
Nielsen Holdings PLC	3,000	155,910
NIKE, Inc. "B"	4,000	220,800
Noble Energy, Inc.	8,000	286,960
Oaktree Capital Group LLC (b)	1,295	57,964
On Assignment, Inc.*	1,235	45,633
Pacira Pharmaceuticals, Inc.*	1,428	48,166
PAREXEL International Corp.*	661	41,564
Polaris Industries, Inc. (b)	600	49,056
Primoris Services Corp.	2,985	56,506
Providence Service Corp.*	2,197	98,601
Retrophin, Inc.*	3,469	61,783
Schlumberger Ltd.	6,200	490,296
Sinclair Broadcast Group, Inc. "A"	1,988	59,362
South State Corp.	470	31,984
Stericycle, Inc.*	1,300	135,356
T-Mobile U.S., Inc.*	7,500	324,525
Tenneco, Inc.*	1,329	61,945
The WhiteWave Foods Co.*	1,300	61,022
Time Warner, Inc.	5,400	397,116
TiVo, Inc.*	5,034	49,837
TJX Companies, Inc.	3,600	278,028
Trinseo SA*	1,222	52,460
TriState Capital Holdings, Inc.*	4,035	55,401
Union Pacific Corp.	3,000	261,750
	Shares	Value ($)

United States Steel Corp. (b)	3,237	54,576
United Technologies Corp.	3,000	307,650
Urban Outfitters, Inc.*	1,535	42,213
VeriFone Systems, Inc.*	1,893	35,096
WABCO Holdings, Inc.*	825	75,545
WEX, Inc.*	434	38,483
Zions Bancorp.	2,100	52,773
Zoe's Kitchen, Inc.*	1,273	46,172
Zoetis, Inc.	6,500	308,490
(Cost $13,168,925)		14,170,676
Total Common Stocks (Cost $24,458,894)		27,259,923

Limited Partnership 0.0%
Bermuda
Brookfield Business Partners LP (Units)* (Cost 11,489)	420	7,968

Warrants 0.0%
France
Parrot SA, Expiration Date 12/22/2022*	924	467
Parrot SA, Expiration Date 12/15/2022*	924	296
Total Warrants (Cost $0)		763

	Shares	Value ($)

Preferred Stock 0.1%
United States
Providence Service Corp. (Cost $13,600)	136	15,302

Securities Lending Collateral 2.7%
Daily Assets Fund "Capital Shares", 0.51% (d) (e) (Cost $762,281)	762,281	762,281

Cash Equivalents 2.9%
Deutsche Central Cash Management Government Fund, 0.44% (d) (Cost $832,573)	832,573	832,573

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,078,837)†	101.7	28,878,810
Other Assets and Liabilities, Net	(1.7)	(485,009)
Net Assets	100.0	28,393,801

* Non-income producing security.

† The cost for federal income tax purposes was $26,321,356. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $2,557,454. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,155,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,598,106.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $751,003, which is 2.6% of net assets.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 33,722	$ 26,501	$ 60,223
Bermuda	44,402	—	—	52,370
Canada	1,879,269	—	—	1,879,269
China	—	176,259	—	176,259
Finland	—	410,605	—	410,605
France	69,746	139,016	—	208,762
Germany	—	1,762,816	—	1,762,816
Hong Kong	—	339,043	—	339,043
India	46,278	—	—	46,278
Indonesia	—	34,885	—	34,885
Ireland	63,003	614,388	—	677,391
Israel	33,572	—	—	33,572
Italy	—	68,737	—	68,737
Japan	—	740,961	—	740,961
Korea	—	36,609	—	36,609
Luxembourg	—	593,564	—	593,564
Malaysia	—	272,634	49,371	322,005
Mexico	295,968	—	—	295,968
Netherlands	130,238	280,290	—	410,528
Norway	—	334,049	—	334,049
Panama	62,938	—	—	62,938
Philippines	—	242,074	—	242,074
Singapore	—	10,208	—	10,208
Spain	—	37,076	—	37,076
Sweden	—	1,256,926	—	1,256,926
Switzerland	—	1,294,755	—	1,294,755
Thailand	—	26,037	—	26,037
United Kingdom	273,075	1,410,232	—	1,683,307
United States	14,170,676	—	—	14,170,676
Limited Partnership	7,968	—	—	7,968
Warrants	—	—	763	763
Preferred Stock	—	—	15,302	15,302
Short-Term Investments (f)	1,594,854	—	—	1,594,854
Total	$ 18,671,987	$ 10,114,886	$ 91,937	$ 28,878,810

During the period ended June 30, 2016, the amount of transfers between Level 2 and Level 3 was $63,826. The security was halted on the exchange and is valued in accordance with procedures approved by the Board. A significant difference between the value and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $24,483,983) — including $751,003 of securities loaned	$ 27,283,956
Investment in Daily Assets Fund (cost $762,281)*	762,281
Investment in Deutsche Central Cash Management Government Fund (cost $832,573)	832,573
Total investments in securities, at value (cost $26,078,837)	28,878,810
Foreign currency, at value (cost $322,853)	320,281
Receivable for investments sold	3,539
Receivable for Fund shares sold	16,875
Dividends receivable	24,729
Interest receivable	849
Foreign taxes recoverable	19,880
Other assets	776
Total assets	29,265,739
Liabilities
Payable upon return of securities loaned	762,281
Payable for investments purchased	8,705
Payable for Fund shares redeemed	18,756
Accrued Directors' fees	506
Other accrued expenses and payables	81,690
Total liabilities	871,938
Net assets, at value	28,393,801
Net Assets Consist of
Undistributed net investment income	70,900
Net unrealized appreciation (depreciation) on: Investments	2,799,973
Foreign currency	(5,434)
Accumulated net realized gain (loss)	(41,922,536)
Paid-in capital	67,450,898
Net assets, at value	28,393,801
Class A Net Asset Value, offering and redemption price per share ($28,336,896 ÷ 2,632,492 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.76
Class B Net Asset Value, offering and redemption price per share ($56,905 ÷ 5,272 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.79

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $25,302)	$ 288,703
Income distributions — Deutsche Central Cash Management Government Fund	1,386
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	5,482
Total income	295,571
Expenses: Management fee	133,921
Administration fee	14,636
Services to shareholders	591
Distribution service fee (Class B)	69
Custodian fee	33,110
Professional fees	39,256
Reports to shareholders	15,080
Directors' fees and expenses	1,820
Other	13,190
Total expenses before expense reductions	251,673
Expense reductions	(115,376)
Total expenses after expense reductions	136,297
Net investment income (loss)	159,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(312,076)
Foreign currency	11,351
(300,725)
Change in net unrealized appreciation (depreciation) on: Investments	(8,722)
Foreign currency	1,334
(7,388)
Net gain (loss)	(308,113)
Net increase (decrease) in net assets resulting from operations	$ (148,839)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 159,274	$ 289,213
Net realized gain (loss)	(300,725)	153,277
Change in net unrealized appreciation (depreciation)	(7,388)	(828,051)
Net increase (decrease) in net assets resulting from operations	(148,839)	(385,561)
Distributions to shareholders from: Net investment income: Class A	(243,128)	(371,824)
Class B	(285)	(513)
Total distributions	(243,413)	(372,337)
Fund share transactions: Class A Proceeds from shares sold	498,439	1,554,080
Reinvestment of distributions	243,128	371,824
Payments for shares redeemed	(5,688,996)	(14,574,128)
Net increase (decrease) in net assets from Class A share transactions	(4,947,429)	(12,648,224)
Class B Proceeds from shares sold	2,953	8,017
Reinvestment of distributions	285	513
Payments for shares redeemed	(10,602)	(52,359)
Net increase (decrease) in net assets from Class B share transactions	(7,364)	(43,829)
Increase (decrease) in net assets	(5,347,045)	(13,449,951)
Net assets at beginning of period	33,740,846	47,190,797
Net assets at end of period (including undistributed net investment income of $70,900 and $155,039, respectively)	$ 28,393,801	$ 33,740,846
Other Information
Class A Shares outstanding at beginning of period	3,116,107	4,265,093
Shares sold	47,775	137,321
Shares issued to shareholders in reinvestment of distributions	22,163	31,944
Shares redeemed	(553,553)	(1,318,251)
Net increase (decrease) in Class A shares	(483,615)	(1,148,986)
Shares outstanding at end of period	2,632,492	3,116,107
Class B Shares outstanding at beginning of period	6,040	10,038
Shares sold	281	716
Shares issued to shareholders in reinvestment of distributions	26	44
Shares redeemed	(1,075)	(4,758)
Net increase (decrease) in Class B shares	(768)	(3,998)
Shares outstanding at end of period	5,272	6,040

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 11.04	$ 11.13	$ 9.24	$ 7.90	$ 9.28
Income (loss) from investment operations: Net investment income[a]	.06	.07	.08	.10	.12	.11
Net realized and unrealized gain (loss)	(.02)	(.21)	(.06)	1.92	1.34	(1.43)
Total from investment operations	.04	(.14)	.02	2.02	1.46	(1.32)
Less distributions from: Net investment income	(.09)	(.09)	(.11)	(.13)	(.12)	(.06)
Net asset value, end of period	$ 10.76	$ 10.81	$ 11.04	$ 11.13	$ 9.24	$ 7.90
Total Return (%)[b]	.45**	(1.32)	.21	22.08	18.60	(14.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	34	47	51	54	49
Ratio of expenses before expense reductions (%)	1.72*	1.44	1.41	1.45	1.42	1.37
Ratio of expenses after expense reductions (%)	.93*	.90	.82	.88	.99	1.03
Ratio of net investment income (%)	1.09*	.65	.71	1.00	1.40	1.24
Portfolio turnover rate (%)	19**	64	63	171	107	127
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 11.05	$ 11.14	$ 9.25	$ 7.91	$ 9.29
Income (loss) from investment operations: Net investment income[a]	.04	.05	.02	.07	.09	.08
Net realized and unrealized gain (loss)	(.01)	(.23)	(.04)	1.92	1.34	(1.44)
Total from investment operations	.03	(.18)	(.02)	1.99	1.43	(1.36)
Less distributions from: Net investment income	(.06)	(.05)	(.07)	(.10)	(.09)	(.02)
Net asset value, end of period	$ 10.79	$ 10.82	$ 11.05	$ 11.14	$ 9.25	$ 7.91
Total Return (%)[b]	.22**	(1.64)	(.15)	21.62	18.16	(14.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.1	3	3	3
Ratio of expenses before expense reductions (%)	2.06*	1.76	1.76	1.81	1.76	1.72
Ratio of expenses after expense reductions (%)	1.25*	1.22	1.15	1.23	1.34	1.38
Ratio of net investment income (%)	.79*	.40	.14	.66	1.04	.88
Portfolio turnover rate (%)	19**	64	63	171	107	127
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $41,202,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($23,413,000) and December 31, 2017 ($17,789,000), the respective expiration dates, whichever occurs first.

From November 1, 2015 through December 31, 2015, the Fund elects to defer qualified late year losses of approximately $ 252,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $5,551,583 and $10,514,945, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.90%
Class B	1.25%

Effective May 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.99%
Class B	1.25%

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 115,152
Class B	224
$ 115,376

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $14,636, of which $2,381 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 146	$ 77
Class B	25	15
	$ 171	$ 92

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee aggregated $69, of which $12 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,090, of which $5,239 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 64% and 28%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 81% and 18%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,004.50	$ 1,002.20
Expenses Paid per $1,000*	$ 4.63	$ 6.22
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,020.24	$ 1,018.65
Expenses Paid per $1,000*	$ 4.67	$ 6.27

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.93%	1.25%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2GG-3 (R-028383-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

26 Statement of Assets and Liabilities

27 Statement of Operations

28 Statement of Changes in Net Assets

29 Financial Highlights

30 Notes to Financial Statements

38 Information About Your Fund's Expenses

39 Proxy Voting

40 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 0.63% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP
■ Deutsche Global Income Builder VIP — Class A ■ S&P® Target Risk Moderate Index ■ Blended Index

Yearly periods ended June 30

The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
Deutsche Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,322	$9,916	$11,751	$13,241	$15,559
	Average annual total return	3.22%	–0.84%	5.53%	5.77%	4.52%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,438	$10,255	$11,630	$12,781	$15,456
	Average annual total return	4.38%	2.55%	5.16%	5.03%	4.45%
Blended Index	Growth of $10,000	$10,634	$10,515	$11,736	$13,077	$16,432
	Average annual total return	6.34%	5.15%	5.48%	5.51%	5.09%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Equity	63%	59%
Common Stocks	58%	59%
Exchange-Traded Funds	5%	—

Fixed Income	35%	35%
Government & Agency Obligations	16%	8%
Exchange-Traded Funds	7%	—
Corporate Bonds	7%	20%
Collateralized Mortgage Obligations	2%	2%
Mortgage-Backed Securities Pass-Throughs	1%	3%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	1%
Municipal Bonds and Notes	0%	0%

Cash Equivalents	2%	6%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities, Convertible Bonds and Other Investments)	6/30/16	12/31/15

Financials	24%	30%
Consumer Staples	13%	7%
Industrials	10%	8%
Consumer Discretionary	9%	9%
Information Technology	9%	19%
Telecommunication Services	9%	6%
Health Care	8%	7%
Utilities	8%	7%
Energy	6%	4%
Materials	4%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Di Kumble, CFA
Gary Russell, CFA
John D. Ryan
Darwei Kung

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 57.9%
Consumer Discretionary 5.6%
Auto Components 0.7%
Aisin Seiki Co., Ltd.	2,464	99,461
Bridgestone Corp.	7,205	229,294
Cie Generale des Etablissements Michelin	224	21,236
Delphi Automotive PLC	1,343	84,072
Denso Corp.	79	2,759
Goodyear Tire & Rubber Co.	7,760	199,121
Johnson Controls, Inc.	1,810	80,111
Lear Corp.	1,201	122,214
Magna International, Inc.	2,173	76,277
Sumitomo Electric Industries Ltd.	15,305	200,750
Sumitomo Rubber Industries Ltd.	11,693	155,485
Toyota Industries Corp.	79	3,119
Yokohama Rubber Co., Ltd.	10,600	131,752
		1,405,651
Automobiles 1.3%
Bayerische Motoren Werke (BMW) AG	1,087	79,814
Daihatsu Motor Co., Ltd.	7,000	90,130
Daimler AG (Registered)	3,109	185,976
Ford Motor Co.	27,315	343,349
Fuji Heavy Industries Ltd.	5,200	177,085
General Motors Co.	11,123	314,781
Honda Motor Co., Ltd.	9,550	240,426
Isuzu Motors Ltd.	14,500	177,142
Mazda Motor Corp.	3,400	45,610
Mitsubishi Motors Corp.	8,638	39,520
Nissan Motor Co., Ltd.	43,085	386,512
Renault SA	1,152	87,882
Toyota Motor Corp.	5,690	281,252
		2,449,479
Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	4,488	198,369
Dawn Holdings, Inc.* (a)	1	1,385
McDonald's Corp.	2,823	339,720
Royal Caribbean Cruises Ltd. (b)	738	49,557
Starbucks Corp.	2,533	144,685
Yum! Brands, Inc.	1,810	150,085
		883,801
Household Durables 0.4%
Barratt Developments PLC	15,305	83,014
Berkeley Group Holdings PLC	2,640	89,623
Mohawk Industries, Inc.*	724	137,386
Persimmon PLC	5,683	110,620
Sekisui House Ltd.	12,454	216,627
Toll Brothers, Inc.*	462	12,432
Whirlpool Corp.	412	68,656
		718,358
Leisure Products 0.0%
Hasbro, Inc.	851	71,476
Media 1.3%
CBS Corp. "B"	1,086	59,122
Charter Communications, Inc. "A"*	517	118,207
Comcast Corp. "A"	11,444	746,034
ITV PLC	57,486	139,029
News Corp. "A"	5,067	57,510
Omnicom Group, Inc.	579	47,183
	Shares	Value ($)

Scripps Networks Interactive, Inc. "A" (b)	2,100	130,767
SES	5	108
Shaw Communications, Inc. "B"	6,877	132,009
Sky PLC	9,730	110,469
Thomson Reuters Corp.	3,909	158,151
Time Warner, Inc.	3,727	274,084
Twenty-First Century Fox, Inc. "A"	2,823	76,362
Twenty-First Century Fox, Inc. "B"	4,343	118,347
Walt Disney Co.	2,109	206,302
WPP PLC	4,192	87,140
		2,460,824
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	145	15,797
Dollar General Corp.	1,810	170,140
Kohl's Corp.	3,040	115,277
Macy's, Inc.	2,027	68,127
Target Corp.	3,402	237,528
		606,869
Specialty Retail 0.8%
Advance Auto Parts, Inc.	1,109	179,248
AutoZone, Inc.* (b)	290	230,214
Bed Bath & Beyond, Inc. (b)	869	37,558
Best Buy Co., Inc.	4,434	135,681
Foot Locker, Inc. (b)	2,402	131,774
Home Depot, Inc.	1,883	240,440
L Brands, Inc.	2,956	198,436
Lowe's Companies, Inc.	1,231	97,458
Staples, Inc.	16,536	142,540
The Gap, Inc. (b)	796	16,891
TJX Companies, Inc.	1,448	111,829
		1,522,069
Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc. "B"	1,042	57,519
Swatch Group AG (Bearer)	189	54,954
Swatch Group AG (Registered)	1,593	90,969
VF Corp.	2,441	150,097
Yue Yuen Industrial (Holdings) Ltd.	52,476	209,323
		562,862
Consumer Staples 8.1%
Beverages 1.5%
Anheuser-Busch InBev SA	2,306	302,068
Asahi Group Holdings Ltd.	3,500	112,836
Brown-Forman Corp. "B"	1,293	128,990
Carlsberg AS "B"	1,597	152,174
Coca-Cola Co.	8,285	375,559
Coca-Cola European Partners PLC	2,217	79,125
Constellation Brands, Inc. "A"	1,940	320,876
Diageo PLC	2,606	72,716
Dr. Pepper Snapple Group, Inc. (b)	2,389	230,849
Heineken Holding NV	1,614	131,477
Heineken NV	1,722	158,700
Kirin Holdings Co., Ltd.	9,300	156,498
Molson Coors Brewing Co. "B"	2,309	233,509
PepsiCo, Inc.	3,295	349,072
Suntory Beverage & Food Ltd.	3,700	166,670
		2,971,119
Food & Staples Retailing 1.9%
Casino Guichard-Perrachon SA	484	27,011
Colruyt SA	4,934	271,992
	Shares	Value ($)

Costco Wholesale Corp.	1,231	193,316
CVS Health Corp.	4,011	384,013
Delhaize Group	1,667	175,036
Empire Co., Ltd. "A"	8,686	129,152
FamilyMart Co., Ltd.	2,200	133,937
George Weston Ltd.	1,707	147,730
ICA Gruppen AB	4,594	153,469
J Sainsbury PLC	48,475	151,426
Koninklijke Ahold NV	4,080	90,437
Kroger Co.	7,348	270,333
Lawson, Inc.	3,300	262,521
Loblaw Companies Ltd.	1,622	86,765
Metro, Inc.	3,692	128,625
Seven & I Holdings Co., Ltd.	3,767	156,993
Sysco Corp.	3,474	176,271
Wal-Mart Stores, Inc.	5,646	412,271
Walgreens Boots Alliance, Inc.	2,074	172,702
Wesfarmers Ltd.	3,522	105,958
Woolworths Ltd.	3,923	61,410
		3,691,368
Food Products 3.0%
Archer-Daniels-Midland Co.	4,922	211,105
Bunge Ltd.	3,045	180,112
Campbell Soup Co.	5,820	387,205
ConAgra Foods, Inc.	4,126	197,264
General Mills, Inc.	4,416	314,949
Hormel Foods Corp.	8,754	320,396
Kellogg Co.	4,156	339,337
Kraft Heinz Co.	2,864	253,407
McCormick & Co., Inc.	2,347	250,354
Mondelez International, Inc. "A"	7,094	322,848
Nestle SA (Registered)	8,758	676,169
NH Foods Ltd.	6,000	145,647
Nisshin Seifun Group, Inc.	18,800	300,549
Nissin Foods Holdings Co., Ltd.	5,300	288,395
Tate & Lyle PLC	18,040	161,981
The Hershey Co. (b)	1,853	210,297
The JM Smucker Co.	1,448	220,690
Toyo Suisan Kaisha Ltd.	6,600	265,918
Tyson Foods, Inc. "A"	6,515	435,137
Wilmar International Ltd.	75,212	183,156
		5,664,916
Household Products 0.7%
Church & Dwight Co., Inc.	2,959	304,452
Clorox Co.	2,018	279,271
Colgate-Palmolive Co.	2,244	164,261
Henkel AG & Co. KGaA	108	11,647
Kimberly-Clark Corp.	1,883	258,875
Procter & Gamble Co.	4,218	357,138
		1,375,644
Tobacco 1.0%
Altria Group, Inc.	4,998	344,662
British American Tobacco PLC	4,239	275,516
Imperial Brands PLC	4,374	238,105
Japan Tobacco, Inc.	5,477	219,355
Philip Morris International, Inc.	3,619	368,125
Reynolds American, Inc.	8,192	441,795
		1,887,558
Energy 3.1%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	2,100	166,068
	Shares	Value ($)

Oil, Gas & Consumable Fuels 3.0%
BP PLC	50,252	294,229
Chevron Corp.	3,215	337,028
Eni SpA	7,513	121,351
Exxon Mobil Corp.	8,543	800,821
HollyFrontier Corp.	4,332	102,972
Idemitsu Kosan Co., Ltd.	12,727	274,096
JX Holdings, Inc.	38,985	151,887
Marathon Petroleum Corp.	690	26,192
Neste Oyj	3,895	139,152
Occidental Petroleum Corp.	6,749	509,954
OMV AG	10,870	305,169
Phillips 66 (b)	3,765	298,715
Royal Dutch Shell PLC "A"	9,578	259,511
Royal Dutch Shell PLC "B"	4,401	120,332
Spectra Energy Corp.	3,185	116,667
Statoil ASA	5,548	95,070
Tesoro Corp.	1,655	123,993
TonenGeneral Sekiyu KK	6,000	54,279
TOTAL SA	4,701	226,064
TransCanada Corp.	2,100	95,024
Valero Energy Corp.	6,617	337,467
Vermilion Energy, Inc.	28,638	911,930
		5,701,903
Financials 12.6%
Banks 4.1%
Aozora Bank Ltd.	31,174	107,538
Bank Hapoalim BM	82,584	416,267
Bank Leumi Le-Israel BM*	93,489	328,115
Bank of America Corp.	10,303	136,721
Bank of East Asia Ltd.	20,266	78,601
Bank of Montreal	2,982	189,152
Bank of Nova Scotia	1,798	88,108
BB&T Corp.	5,718	203,618
BNP Paribas SA	821	36,386
BOC Hong Kong (Holdings) Ltd.	50,927	153,353
Canadian Imperial Bank of Commerce (b)	2,194	164,794
Citizens Financial Group, Inc.	11,917	238,102
Commonwealth Bank of Australia	122	6,811
Danske Bank AS	10,310	271,288
DBS Group Holdings Ltd.	9,671	113,671
Fifth Third Bancorp.	3,790	66,666
HSBC Holdings PLC	23,453	145,108
Huntington Bancshares, Inc. (b)	15,705	140,403
JPMorgan Chase & Co.	3,849	239,177
KBC Group NV*	3,014	147,600
KeyCorp	186	2,055
Lloyds Banking Group PLC	154,037	111,292
M&T Bank Corp.	1,810	213,996
Mitsubishi UFJ Financial Group, Inc.	3,054	13,639
Mizrahi Tefahot Bank Ltd.	6,928	79,976
Mizuho Financial Group, Inc.	122,173	177,133
Nordea Bank AB	48,122	405,291
Oversea-Chinese Banking Corp., Ltd.	23,855	154,471
People's United Financial, Inc. (b)	12,956	189,935
PNC Financial Services Group, Inc.	1,367	111,260
Regions Financial Corp.	8,139	69,263
Resona Holdings, Inc.	369,556	1,344,451
Royal Bank of Canada	4,488	265,191
	Shares	Value ($)

Skandinaviska Enskilda Banken AB "A"	1,868	16,168
SunTrust Banks, Inc.	4,505	185,065
Svenska Handelsbanken AB "A"	4,124	49,790
Swedbank AB "A"	7,769	162,203
The Chugoku Bank Ltd.	7,000	70,930
Toronto-Dominion Bank (b)	4,831	207,457
U.S. Bancorp.	7,455	300,660
United Overseas Bank Ltd.	8,702	119,639
Wells Fargo & Co.	7,916	374,664
Yamaguchi Financial Group, Inc.	5,021	47,149
		7,943,157
Capital Markets 0.2%
Bank of New York Mellon Corp.	3,112	120,901
BlackRock, Inc.	290	99,334
Credit Suisse Group AG (Registered)*	7,176	75,998
UBS Group AG (Registered)	6,378	82,381
		378,614
Consumer Finance 0.7%
American Express Co.	507	30,805
Discover Financial Services	1,810	96,998
Navient Corp.	99,956	1,194,474
		1,322,277
Diversified Financial Services 0.5%
Berkshire Hathaway, Inc. "B"*	1,417	205,168
CME Group, Inc.	1,883	183,404
Groupe Bruxelles Lambert SA	2,354	192,459
Industrivarden AB "C"	2,099	33,934
Intercontinental Exchange, Inc.	290	74,228
Investor AB "B"	2,094	69,870
Nasdaq, Inc.	1,086	70,232
Pargesa Holding SA (Bearer)	2,110	139,030
		968,325
Insurance 5.5%
Admiral Group PLC	6,047	165,315
Aflac, Inc.	4,229	305,165
Ageas	6,806	234,841
Alleghany Corp.*	435	239,067
Allianz SE (Registered)	1,207	172,604
Allstate Corp.	4,048	283,157
American International Group, Inc.	4,475	236,683
Aon PLC	435	47,515
Arch Capital Group Ltd.*	2,389	172,008
Assicurazioni Generali SpA	10,604	124,349
Assurant, Inc.	2,895	249,867
Aviva PLC	15,029	78,902
AXA SA	10,123	200,401
Axis Capital Holdings Ltd.	4,909	269,995
Baloise Holding AG (Registered)	3,025	335,872
Chubb Ltd.	3,431	448,466
Direct Line Insurance Group PLC	26,051	120,677
Everest Re Group Ltd. (b)	2,096	382,876
Fairfax Financial Holdings Ltd.	370	199,278
FNF Group	4,342	162,825
Great-West Lifeco, Inc.	4,126	108,839
Hannover Rueck SE	979	102,185
Hartford Financial Services Group, Inc.	6,121	271,650
Legal & General Group PLC	1,839	4,705
Loews Corp.	5,429	223,078
Marsh & McLennan Companies, Inc.	1,013	69,350
	Shares	Value ($)

MetLife, Inc.	1,142	45,486
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,203	201,144
NN Group NV	11,160	307,081
Principal Financial Group, Inc.	1,013	41,644
Progressive Corp.	4,560	152,760
Prudential Financial, Inc.	1,063	75,834
RenaissanceRe Holdings Ltd.	1,872	219,848
Sampo Oyj "A"	3,223	131,200
SCOR SE	4,841	144,441
Sompo Japan Nipponkoa Holdings, Inc.	4,700	124,029
Swiss Life Holding AG (Registered)*	1,785	410,932
Swiss Re AG	1,311	114,123
The Travelers Companies, Inc.	1,495	177,965
Tokio Marine Holdings, Inc.	4,000	131,733
Torchmark Corp.	2,606	161,103
Unum Group	7,166	227,807
XL Group PLC	6,008	200,126
Zurich Insurance Group AG*	9,846	2,422,809
		10,499,735
Real Estate Investment Trusts 1.1%
AvalonBay Communities, Inc. (REIT)	739	133,308
Crown Castle International Corp. (REIT)	1,478	149,913
Dexus Property Group (REIT)	11,978	80,994
H&R Real Estate Investment Trust (REIT) (Units)	11,812	205,804
HCP, Inc. (REIT)	6,559	232,057
Realty Income Corp. (REIT) (b)	2,125	147,390
Two Harbors Investment Corp. (REIT)	92,262	789,763
VEREIT, Inc. (REIT)	11,640	118,030
Vicinity Centres (REIT)	40,703	101,380
Welltower, Inc. (REIT)	2,864	218,151
		2,176,790
Real Estate Management & Development 0.4%
Henderson Land Development Co., Ltd.	16,514	93,393
New World Development Co., Ltd.	44,151	45,074
Sun Hung Kai Properties Ltd.	11,536	139,280
Swire Pacific Ltd. "A"	12,305	140,257
Swiss Prime Site AG (Registered)*	1,553	140,483
Wharf Holdings Ltd.	6,835	41,696
Wheelock & Co., Ltd.	37,971	179,381
		779,564
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc. (b)	8,036	120,459
Health Care 4.9%
Biotechnology 0.8%
AbbVie, Inc.	5,026	311,160
Amgen, Inc.	2,109	320,884
Biogen, Inc.*	1,041	251,735
Gilead Sciences, Inc.	4,540	378,727
Shire PLC	2,739	170,179
United Therapeutics Corp.*	1,109	117,465
		1,550,150
Health Care Equipment & Supplies 0.5%
Abbott Laboratories	5,212	204,884
Baxter International, Inc.	2,461	111,286
Becton, Dickinson & Co.	1,076	182,479
	Shares	Value ($)

Medtronic PLC	3,402	295,191
Stryker Corp.	1,099	131,693
Zimmer Biomet Holdings, Inc.	507	61,033
		986,566
Health Care Providers & Services 1.3%
Aetna, Inc.	2,511	306,668
AmerisourceBergen Corp.	1,303	103,354
Anthem, Inc.	2,358	309,700
Cardinal Health, Inc.	1,810	141,198
Cigna Corp.	1,301	166,515
DaVita HealthCare Partners, Inc.*	1,940	150,001
Express Scripts Holding Co.*	2,895	219,441
HCA Holdings, Inc.*	1,121	86,328
Humana, Inc.	826	148,581
Laboratory Corp. of America Holdings*	796	103,695
McKesson Corp.	941	175,638
Quest Diagnostics, Inc.	2,153	175,276
UnitedHealth Group, Inc.	2,957	417,528
		2,503,923
Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	1,883	278,232
Pharmaceuticals 2.1%
Allergan PLC*	1,281	296,026
Astellas Pharma, Inc.	8,400	131,291
AstraZeneca PLC	4,399	262,983
Bristol-Myers Squibb Co.	3,112	228,888
Eli Lilly & Co.	2,968	233,730
GlaxoSmithKline PLC	16,150	347,858
Johnson & Johnson	3,330	403,929
Merck & Co., Inc.	5,139	296,058
Mylan NV*	1,086	46,959
Novartis AG (Registered)	3,436	282,545
Novo Nordisk AS ''B"	3,560	192,570
Orion Oyj "B"	3,170	122,631
Perrigo Co. PLC	362	32,822
Pfizer, Inc.	12,522	440,900
Roche Holding AG (Genusschein)	1,027	270,556
Sanofi	1,414	117,641
Takeda Pharmaceutical Co., Ltd.	2,300	99,184
Teva Pharmaceutical Industries Ltd.	4,930	246,594
		4,053,165
Industrials 5.9%
Aerospace & Defense 0.8%
BAE Systems PLC	11,050	77,940
Boeing Co.	1,376	178,701
General Dynamics Corp.	986	137,291
Honeywell International, Inc.	2,606	303,130
L-3 Communications Holdings, Inc.	260	38,139
Lockheed Martin Corp.	709	175,953
Northrop Grumman Corp.	867	192,717
Raytheon Co.	1,352	183,804
Rockwell Collins, Inc.	869	73,987
United Technologies Corp.	2,389	244,992
		1,606,654
Air Freight & Logistics 0.2%
FedEx Corp.	724	109,888
Royal Mail PLC	22,113	148,516
United Parcel Service, Inc. "B"	1,086	116,984
		375,388
	Shares	Value ($)

Airlines 0.5%
ANA Holdings, Inc.	10,000	28,360
Cathay Pacific Airways Ltd.	57,083	84,068
Delta Air Lines, Inc.	6,138	223,607
easyJet PLC	3,619	52,782
Japan Airlines Co., Ltd.	8,800	282,205
Singapore Airlines Ltd.	5,974	47,410
Southwest Airlines Co.	6,146	240,985
		959,417
Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.3%
G4S PLC	28	69
Quad Graphics, Inc.	13	303
Republic Services, Inc.	4,777	245,108
Tyco International PLC	2,172	92,527
Waste Management, Inc.	2,027	134,329
		472,336
Electrical Equipment 0.2%
ABB Ltd. (Registered)*	7,980	157,039
AMETEK, Inc.	1,231	56,909
Eaton Corp. PLC	389	23,235
Emerson Electric Co.	2,100	109,536
		346,719
Industrial Conglomerates 0.7%
3M Co.	761	133,266
CK Hutchison Holdings Ltd.	15,701	172,248
Danaher Corp.	2,461	248,561
General Electric Co.	8,349	262,826
Keppel Corp., Ltd.	19,400	79,939
NWS Holdings Ltd.	22,171	35,264
Roper Technologies, Inc.	796	135,766
Sembcorp Industries Ltd.	20,238	42,771
Siemens AG (Registered)	1,153	117,937
		1,228,578
Machinery 0.4%
AGCO Corp.	1,165	54,906
Caterpillar, Inc. (b)	796	60,345
Deere & Co. (b)	273	22,124
Illinois Tool Works, Inc.	507	52,809
Mitsubishi Heavy Industries Ltd.	25,000	99,365
PACCAR, Inc. (b)	1,158	60,065
SembCorp Marine Ltd. (b)	167,200	194,656
SKF AB "B"	27	431
Stanley Black & Decker, Inc.	1,231	136,912
Yangzijiang Shipbuilding Holdings Ltd.	126,907	84,857
		766,470
Marine 0.3%
A P Moller-Maersk AS "A"	193	243,654
A P Moller-Maersk AS "B"	155	203,110
Nippon Yusen Kabushiki Kaisha	77,050	134,590
		581,354
Professional Services 0.1%
Adecco Group AG (Registered)	363	18,256
Nielsen Holdings PLC	3,829	198,993
		217,249
Road & Rail 0.3%
Canadian National Railway Co.	218	12,873
CSX Corp.	3,547	92,506
East Japan Railway Co.	997	91,855
	Shares	Value ($)

MTR Corp., Ltd.	25,695	130,665
Norfolk Southern Corp.	796	67,763
Union Pacific Corp.	2,027	176,856
West Japan Railway Co.	1,161	73,085
		645,603
Trading Companies & Distributors 1.2%
ITOCHU Corp.	22,539	273,275
Marubeni Corp.	223,549	1,003,226
Mitsubishi Corp.	13,628	238,360
Mitsui & Co., Ltd.	26,051	308,789
Sumitomo Corp.	29,866	298,862
W.W. Grainger, Inc. (b)	579	131,578
		2,254,090
Transportation Infrastructure 0.9%
Transurban Group (Units)	193,984	1,743,812
Information Technology 5.4%
Communications Equipment 0.5%
Cisco Systems, Inc.	16,535	474,389
Harris Corp.	1,449	120,905
Juniper Networks, Inc.	7,172	161,298
Motorola Solutions, Inc.	730	48,158
Telefonaktiebolaget LM Ericsson "B"	17,824	136,272
		941,022
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp. "A"	1,449	83,071
Arrow Electronics, Inc.*	2,335	144,537
Avnet, Inc.	6,153	249,258
Corning, Inc.	8,721	178,606
Flextronics International Ltd.*	13,495	159,241
Hitachi Ltd.	37,485	155,694
Murata Manufacturing Co., Ltd.	606	67,409
TE Connectivity Ltd.	4,054	231,524
		1,269,340
Internet Software & Services 0.1%
eBay, Inc.*	7,060	165,275
IT Services 1.5%
Accenture PLC "A"	2,286	258,981
Atos SE	1,549	128,546
Automatic Data Processing, Inc.	2,986	274,324
Fidelity National Information Services, Inc.	3,601	265,322
Fiserv, Inc.*	1,996	217,025
Fujitsu Ltd.	24,000	87,611
International Business Machines Corp.	2,823	428,475
Paychex, Inc.	2,823	167,968
Total System Services, Inc.	2,079	110,416
Vantiv, Inc. "A"*	3,112	176,139
Visa, Inc. "A" (b)	3,865	286,667
Western Union Co. (b)	11,509	220,743
Xerox Corp.	20,974	199,043
		2,821,260
Semiconductors & Semiconductor Equipment 0.7%
Analog Devices, Inc.	2,389	135,313
Broadcom Ltd.	1,551	241,025
Intel Corp.	9,860	323,408
KLA-Tencor Corp.	421	30,838
Lam Research Corp. (b)	59	4,959
Marvell Technology Group Ltd.	4,271	40,703
Maxim Integrated Products, Inc.	4,054	144,687
	Shares	Value ($)

Microchip Technology, Inc. (b)	638	32,385
QUALCOMM, Inc.	5,515	295,439
Texas Instruments, Inc.	1,521	95,291
		1,344,048
Software 1.0%
Activision Blizzard, Inc.	5,383	213,328
ANSYS, Inc.*	724	65,703
CA, Inc.	6,685	219,468
Electronic Arts, Inc.*	3,326	251,978
Microsoft Corp.	6,974	356,860
Nexon Co., Ltd.	3,494	51,293
Nice Ltd.	1,927	120,944
Oracle Corp. (b)	6,201	253,807
Symantec Corp.	7,428	152,571
Synopsys, Inc.*	4,995	270,130
VMware, Inc. "A"* (b)	724	41,427
		1,997,509
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	4,783	457,255
Canon, Inc.	6,474	183,427
EMC Corp. (b)	7,444	202,253
Hewlett Packard Enterprise Co.	16,233	296,577
HP, Inc.	12,754	160,063
NetApp, Inc.	2,389	58,746
Ricoh Co., Ltd.	24,547	211,774
Seiko Epson Corp.	7,900	125,582
Western Digital Corp.	1,810	85,541
		1,781,218
Materials 2.4%
Chemicals 1.0%
Ashland, Inc.	796	91,357
BASF SE	7	535
Celanese Corp. "A"	2,032	132,994
CF Industries Holdings, Inc.	1,180	28,438
Dow Chemical Co.	3,496	173,786
E.I. du Pont de Nemours & Co.	1,376	89,165
Ecolab, Inc.	362	42,933
GEO Specialty Chemicals, Inc.*	19,324	7,005
Hitachi Chemical Co., Ltd.	4,500	83,535
Israel Chemicals Ltd.	15,855	61,375
Kuraray Co., Ltd.	15,500	180,533
LyondellBasell Industries NV "A"	2,654	197,511
Mitsubishi Chemical Holdings Corp.	33,600	152,609
Mitsubishi Gas Chemical Co., Inc.	39,000	201,862
Monsanto Co.	941	97,309
Praxair, Inc.	507	56,982
Solvay SA	911	84,673
Sumitomo Chemical Co., Ltd.	38,000	155,193
		1,837,795
Construction Materials 0.0%
Fletcher Building Ltd.	8,134	49,982
Containers & Packaging 0.1%
International Paper Co.	2,655	112,519
WestRock Co.	404	15,703
		128,222
Metals & Mining 1.2%
Alumina Ltd.	654,935	636,528
Goldcorp, Inc.	5,067	96,951
Mitsubishi Materials Corp.	17,804	42,364
Newcrest Mining Ltd.*	19,369	335,053
Newmont Mining Corp.	14,488	566,771
	Shares	Value ($)

Nucor Corp.	3,765	186,029
Randgold Resources Ltd.	2,087	234,124
Silver Wheaton Corp.	8,324	195,931
		2,293,751
Paper & Forest Products 0.1%
Stora Enso Oyj "R"	14,033	112,410
UPM-Kymmene Oyj	5,018	91,571
		203,981
Telecommunication Services 4.9%
Diversified Telecommunication Services 3.9%
AT&T, Inc.	25,173	1,087,725
BCE, Inc.	6,804	321,991
BT Group PLC	53,563	295,589
CenturyLink, Inc. (b)	33,382	968,412
Deutsche Telekom AG (Registered)	9,913	168,756
Elisa Oyj	739	28,250
HKT Trust & HKT Ltd. "SS", (Units)	310,683	450,011
Level 3 Communications, Inc.*	3,326	171,256
Nippon Telegraph & Telephone Corp.	22,500	1,051,351
Orange SA (b)	10,258	167,505
PCCW Ltd.	369,183	248,133
Proximus SA	5,258	166,646
Singapore Telecommunications Ltd.	70,245	215,708
Spark New Zealand Ltd.	98,244	249,333
Swisscom AG (Registered)	560	277,953
TDC AS	8,628	42,280
Telecom Italia SpA (RSP)*	94,417	60,686
Telefonica Deutschland Holding AG	28,143	115,859
Telenor ASA	8,174	134,877
Telia Co. AB	57,607	271,683
Telstra Corp., Ltd.	61,196	255,063
TELUS Corp.	6,732	216,766
Verizon Communications, Inc.	10,071	562,365
		7,528,198
Wireless Telecommunication Services 1.0%
KDDI Corp.	13,200	401,153
NTT DoCoMo, Inc.	14,969	403,461
Rogers Communications, Inc. "B"	6,007	243,172
StarHub Ltd.	103,900	293,343
T-Mobile U.S., Inc.*	8,314	359,747
Vodafone Group PLC	37,811	115,185
		1,816,061
Utilities 5.0%
Electric Utilities 2.9%
Alliant Energy Corp.	4,634	183,970
American Electric Power Co., Inc.	4,054	284,145
Cheung Kong Infrastructure Holdings Ltd.	11,556	99,528
CLP Holdings Ltd.	33,690	344,421
Duke Energy Corp.	4,995	428,521
Edison International	5,779	448,855
EDP — Energias de Portugal SA	49,404	151,463
Entergy Corp.	3,391	275,858
Eversource Energy	6,623	396,718
Exelon Corp.	5,268	191,544
FirstEnergy Corp.	4,098	143,061
HK Electric Investments & HK Electric Investments Ltd. "SS", 144A, (Units)	195,500	182,059
Iberdrola SA	13,596	92,091
	Shares	Value ($)

NextEra Energy, Inc.	2,534	330,434
PG&E Corp.	6,225	397,902
Pinnacle West Capital Corp.	2,360	191,302
Power Assets Holdings Ltd.	15,243	140,270
PPL Corp.	5,646	213,136
Southern Co.	11,279	604,893
SSE PLC	7,261	151,360
Xcel Energy, Inc.	6,225	278,755
		5,530,286
Gas Utilities 0.1%
AGL Resources, Inc.	2,679	176,734
Enagas SA	20	607
Snam SpA	17,853	106,495
		283,836
Independent Power & Renewable Eletricity Producers 0.1%
Electric Power Development Co., Ltd.	2,402	55,670
Meridian Energy Ltd.	59,474	112,165
		167,835
Multi-Utilities 1.8%
AGL Energy Ltd.	3,825	55,358
Ameren Corp.	5,501	294,744
CenterPoint Energy, Inc.	6,189	148,536
CMS Energy Corp.	2,461	112,862
Consolidated Edison, Inc.	3,982	320,312
Dominion Resources, Inc.	3,040	236,907
DTE Energy Co.	2,027	200,916
DUET Group (Units)	396,367	741,162
National Grid PLC	18,135	265,976
Public Service Enterprise Group, Inc.	5,284	246,287
SCANA Corp.	3,330	251,948
Sempra Energy	1,448	165,101
TECO Energy, Inc.	5,728	158,322
WEC Energy Group, Inc. (b)	3,571	233,186
		3,431,617
Water Utilities 0.1%
American Water Works Co., Inc.	2,589	218,796
Total Common Stocks (Cost $98,253,030)		110,708,624

Preferred Stock 0.1%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG (Cost $205,196)	2,730	174,044

Rights 0.0%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018*	7,499	7,611
Safeway PDC LLC, Expiration Date 1/30/2017*	7,499	366
Total Rights (Cost $7,977)		7,977

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $30,283)	170	431

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 7.1%
Consumer Discretionary 0.4%
21st Century Fox America, Inc., 3.7%, 10/15/2025		20,000	21,664
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020		40,000	41,818
144A, 4.908%, 7/23/2025		30,000	32,799
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		28,000	28,595
CVS Health Corp., 5.125%, 7/20/2045		50,000	62,029
Discovery Communications LLC, 4.875%, 4/1/2043		30,000	27,064
General Motors Co., 6.6%, 4/1/2036		30,000	34,401
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		55,000	55,153
3.2%, 7/13/2020		100,000	101,307
3.2%, 7/6/2021 (d)		60,000	60,096
5.25%, 3/1/2026		30,000	32,613
Starbucks Corp., 2.45%, 6/15/2026		40,000	40,621
The Gap, Inc., 5.95%, 4/12/2021 (b)		160,000	166,875
Time Warner Cable, Inc., 7.3%, 7/1/2038		40,000	50,090
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		40,000	43,032
			798,157
Consumer Staples 0.3%
Altria Group, Inc., 9.95%, 11/10/2038		90,000	161,905
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		70,000	82,029
Kraft Heinz Foods Co., 144A, 4.375%, 6/1/2046		35,000	37,013
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	270,000
Molson Coors Brewing Co.:
3.0%, 7/15/2026 (d)		35,000	34,965
4.2%, 7/15/2046 (d)		40,000	40,171
PepsiCo, Inc., 4.45%, 4/14/2046		25,000	29,175
			655,258
Energy 0.7%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021		15,000	15,909
5.55%, 3/15/2026 (b)		50,000	55,214
6.6%, 3/15/2046		21,000	25,358
ConocoPhillips Co.:
4.15%, 11/15/2034		35,000	35,358
4.2%, 3/15/2021 (b)		20,000	21,655
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		350,000	362,250
Ensco PLC, 4.7%, 3/15/2021		40,000	33,237
Exxon Mobil Corp., 4.114%, 3/1/2046		35,000	39,474
Halliburton Co., 3.8%, 11/15/2025		145,000	151,445
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041		10,000	10,427
Noble Holding International Ltd., 5.0%, 3/16/2018		10,000	9,850
ONEOK Partners LP, 3.375%, 10/1/2022		15,000	14,676
Plains All American Pipeline LP, 2.85%, 1/31/2023		70,000	64,431
		Principal Amount ($)(c)	Value ($)

Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	259,380
Schlumberger Holdings Corp., 144A, 4.0%, 12/21/2025		125,000	134,529
Shell International Finance BV, 4.0%, 5/10/2046		40,000	40,796
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		40,000	39,355
Williams Partners LP, 4.0%, 11/15/2021		80,000	78,030
			1,391,374
Financials 3.1%
American Tower Corp., (REIT), 3.3%, 2/15/2021		45,000	46,944
Apollo Investment Corp., 5.25%, 3/3/2025		60,000	60,239
Ares Capital Corp., 3.875%, 1/15/2020		100,000	103,434
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	203,000
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		220,000	230,391
Barclays PLC, 4.375%, 1/12/2026		200,000	201,940
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		500,000	497,500
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		20,000	21,696
Branch Banking & Trust Co., 1.45%, 5/10/2019		50,000	50,201
Capital One NA, 2.95%, 7/23/2021		250,000	256,903
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024 (b)		50,000	45,055
(REIT), 5.25%, 12/1/2023		70,000	66,412
Citigroup, Inc., 1.157%**, 5/1/2017		140,000	140,018
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	265,000
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021		35,000	36,538
(REIT), 3.7%, 6/15/2026		15,000	15,475
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	51,176
FS Investment Corp., 4.75%, 5/15/2022		70,000	71,358
GE Capital International Funding Co., Unlimited Co., 144A, 4.418%, 11/15/2035		200,000	224,317
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		50,000	51,288
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		80,000	85,975
HSBC Holdings PLC:
3.9%, 5/25/2026		60,000	61,729
6.375%, 12/29/2049		200,000	190,500
Intesa Sanpaolo SpA, 2.375%, 1/13/2017		200,000	200,748
Jefferies Group LLC, 5.125%, 4/13/2018		70,000	73,217
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		30,000	30,315
Legg Mason, Inc., 5.625%, 1/15/2044		50,000	51,370
Loews Corp., 4.125%, 5/15/2043		40,000	40,895
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		190,000	211,811
Manulife Financial Corp.:
4.9%, 9/17/2020		40,000	44,368
5.375%, 3/4/2046		55,000	64,271
		Principal Amount ($)(c)	Value ($)

Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	9,557
Morgan Stanley, Series F, 5.625%, 9/23/2019		220,000	244,092
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		40,000	43,758
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		60,000	62,422
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		200,000	201,682
Santander Holdings U.S.A., Inc.:
2.7%, 5/24/2019		90,000	90,433
4.5%, 7/17/2025		150,000	154,080
Santander UK PLC, 2.5%, 3/14/2019		70,000	70,714
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		70,000	72,373
Select Income REIT, (REIT), 4.15%, 2/1/2022		60,000	60,281
Societe Generale SA, 144A, 2.625%, 9/16/2020		200,000	205,021
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		200,000	200,973
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019		30,000	30,331
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		30,000	31,692
The Goldman Sachs Group, Inc., 1.305%**, 6/4/2017		100,000	100,076
Trust F/1401, 144A, (REIT), 5.25%, 1/30/2026 (b)		355,000	361,212
Turkiye Garanti Bankasi AS, 144A, 4.75%, 10/17/2019		200,000	205,708
Voya Financial, Inc., 4.8%, 6/15/2046		45,000	44,954
			5,883,443
Health Care 0.5%
AbbVie, Inc.:
3.2%, 5/14/2026		45,000	45,584
3.6%, 5/14/2025		50,000	52,392
4.7%, 5/14/2045		60,000	63,453
Actavis Funding SCS, 4.75%, 3/15/2045		30,000	31,502
Actavis, Inc., 3.25%, 10/1/2022		70,000	71,518
Aetna, Inc.:
2.8%, 6/15/2023		30,000	30,645
4.375%, 6/15/2046		40,000	41,540
Anthem, Inc., 3.3%, 1/15/2023		30,000	30,988
Celgene Corp., 3.875%, 8/15/2025 (b)		90,000	96,000
Express Scripts Holding Co.:
3.4%, 3/1/2027 (d)		20,000	19,975
4.8%, 7/15/2046 (d)		25,000	24,967
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021		80,000	88,794
Johnson & Johnson, 3.7%, 3/1/2046		60,000	67,560
Mylan NV:
144A, 3.15%, 6/15/2021		50,000	50,717
144A, 5.25%, 6/15/2046		25,000	26,042
Stryker Corp.:
3.375%, 11/1/2025		40,000	41,976
3.5%, 3/15/2026		20,000	21,218
4.625%, 3/15/2046		40,000	44,941
			849,812
		Principal Amount ($)(c)	Value ($)

Industrials 0.4%
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	220,000
FedEx Corp., 4.55%, 4/1/2046		30,000	32,553
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		500,000	530,000
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		30,000	30,617
Republic Services, Inc., 2.9%, 7/1/2026 (d)		20,000	20,283
			833,453
Information Technology 0.5%
Apple, Inc., 3.45%, 2/9/2045		30,000	28,190
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		340,000	349,952
144A, 5.45%, 6/15/2023		30,000	31,127
144A, 8.1%, 7/15/2036		30,000	32,341
eBay, Inc., 3.8%, 3/9/2022		80,000	85,006
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		70,000	73,998
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020		40,000	41,751
144A, 4.9%, 10/15/2025		60,000	62,689
KLA-Tencor Corp., 4.65%, 11/1/2024		20,000	21,818
Lam Research Corp., 3.9%, 6/15/2026		25,000	26,320
Oracle Corp., 2.65%, 7/15/2026 (d)		70,000	70,176
Seagate HDD Cayman, 5.75%, 12/1/2034		50,000	35,125
			858,493
Materials 0.3%
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (b)		20,000	18,700
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		200,000	197,500
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025 (b)		40,000	41,845
Yamana Gold, Inc., 4.95%, 7/15/2024		250,000	245,950
			503,995
Telecommunication Services 0.9%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	106,473
AT&T, Inc.:
3.4%, 5/15/2025		160,000	163,665
3.8%, 3/15/2022		30,000	31,870
4.125%, 2/17/2026		45,000	48,341
4.35%, 6/15/2045		30,000	29,069
5.65%, 2/15/2047		40,000	45,808
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,000,000	1,105,186
Verizon Communications, Inc.:
3.5%, 11/1/2024 (b)		60,000	63,812
4.672%, 3/15/2055		60,000	60,686
			1,654,910
Utilities 0.0%
Southern Co., 3.25%, 7/1/2026		70,000	72,711
Total Corporate Bonds (Cost $13,148,967)			13,501,606

		Principal Amount ($)(c)	Value ($)

Asset-Backed 0.5%
Miscellaneous
ARES CLO Ltd., "D", Series 2012-3A, 144A, 5.27%**, 1/17/2024		250,000	241,959
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		281,396	275,922
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		404,416	402,582
Total Asset-Backed (Cost $925,898)			920,463

Mortgage-Backed Securities Pass-Throughs 1.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		5,865	6,692
Federal National Mortgage Association:
3.5%, 3/1/2046		1,777,260	1,846,324
4.5%, 9/1/2035		14,628	15,980
6.0%, 1/1/2024		19,881	22,702
6.5%, 5/1/2017		1,935	1,952
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,883,091)			1,893,650

Commercial Mortgage-Backed Securities 1.0%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		250,000	248,842
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		300,000	330,255
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.677%**, 12/25/2024		4,982,886	196,828
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	494,094
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		450,000	475,162
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	134,475
Total Commercial Mortgage-Backed Securities (Cost $1,840,115)			1,879,656

Collateralized Mortgage Obligations 1.8%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.596%**, 9/25/2028		618,584	625,916
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		408,590	34,140
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		519,553	48,444
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		788,260	86,534
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		414,657	29,392
		Principal Amount ($)(c)	Value ($)

"C31", Series 303, Interest Only, 4.5%, 12/15/2042		1,646,212	317,545
"SP", Series 4047, Interest Only, 6.208%***, 12/15/2037		442,154	52,728
"H", Series 2278, 6.5%, 1/15/2031		130	136
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	166,848
"4", Series 406, Interest Only, 4.0%, 9/25/2040		148,339	21,666
"KZ", Series 2010-134, 4.5%, 12/25/2040		395,588	431,590
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		168,057	32,028
"PI", Series 2006-20, Interest Only, 6.227%***, 11/25/2030		289,930	42,884
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		349,474	33,723
"GC", Series 2010-101, 4.0%, 8/20/2040		500,000	569,117
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		453,037	43,872
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		334,799	10,024
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		68,534	5,590
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	668,687
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		109,768	13,010
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		302,443	33,536
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		147,846	13,486
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		306,365	48,755
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		315,619	47,641
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		240,149	35,979
"AI", Series 2007-38, Interest Only, 6.018%***, 6/16/2037		56,148	8,850
Total Collateralized Mortgage Obligations (Cost $3,226,065)			3,422,121

Government & Agency Obligations 16.4%
Other Government Related (e) 0.1%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	206,500
Sovereign Bonds 2.4%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	110,350
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	107,584
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	445,590
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	67,434
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	254,700
Republic of Panama, 3.875%, 3/17/2028		200,000	211,500
		Principal Amount ($)(c)	Value ($)

Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	227,060
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	200,293
144A, 6.85%, 11/3/2025		280,000	272,750
Republic of Uruguay, 5.1%, 6/18/2050		40,000	39,800
United Mexican States:
4.6%, 1/23/2046		500,000	527,500
Series M 10, 8.5%, 12/13/2018	MXN	35,000,000	2,068,497
			4,533,058
U.S. Government Sponsored Agency 0.5%
Tennessee Valley Authority, 4.25%, 9/15/2065		778,000	913,034
U.S. Treasury Obligations 13.4%
U.S. Treasury Bills:
0.345%****, 8/11/2016 (f)		658,000	657,847
0.44%****, 12/1/2016 (f)		156,000	155,811
U.S. Treasury Bonds:
2.5%, 2/15/2046		45,000	46,858
3.0%, 11/15/2045		15,000	17,248
3.125%, 8/15/2044		102,000	120,065
3.625%, 2/15/2044		176,000	226,930
5.375%, 2/15/2031		571,000	846,887
U.S. Treasury Notes:
0.75%, 4/30/2018		14,000,000	14,040,474
1.0%, 8/31/2016 (g) (h)		3,749,000	3,753,341
1.0%, 9/30/2016		500,000	500,806
1.25%, 1/31/2020		180,000	182,630
1.375%, 4/30/2021		85,000	86,467
1.625%, 2/15/2026		4,875,000	4,929,844
1.625%, 5/15/2026		100,000	101,223
			25,666,431
Total Government & Agency Obligations (Cost $31,104,150)			31,319,023

Municipal Bonds and Notes 0.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $142,644)		142,644	146,000

		Principal Amount ($)(c)	Value ($)

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $218,492)		221,457	223,618

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $21,292)		40,000	32,900

	Shares	Value ($)

Exchange-Traded Funds 11.7%
iShares iBoxx $ High Yield Corporate Bond ETF	45,000	3,811,050
SPDR Barclays Capital High Yield Bond ETF	235,800	8,418,060
SPDR Dow Jones REIT ETF	102,400	10,181,631
Total Exchange-Traded Funds (Cost $20,714,528)		22,410,741

Securities Lending Collateral 2.8%
Daily Assets Fund "Capital Shares", 0.51% (i) (j) (Cost $5,399,678)	5,399,678	5,399,678

Cash Equivalents 2.3%
Deutsche Central Cash Management Government Fund, 0.44% (i) (Cost $4,336,180)	4,336,180	4,336,180

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,457,586)†	102.8	196,376,712
Other Assets and Liabilities, Net	(2.8)	(5,289,694)
Net Assets	100.0	191,087,018

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2016.

*** These securities are shown at their current rate as of June 30, 2016.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $181,976,674. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $14,400,038. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,006,942 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,606,904.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	2,342	1,385.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $5,295,426, which is 2.8% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued security.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At June 30, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2016	66	8,776,969	17,392
Ultra Long U.S. Treasury Bond	USD	9/21/2016	73	13,605,375	601,820
Total unrealized appreciation					619,212

At June 30, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (k)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	3,400,000[1]	8/11/2016	65,280	(157,044)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	3,400,000[2]	7/11/2016	63,920	(301,970)
Total				129,200	(459,014)

(k) Unrealized depreciation on written options on interest rate swap contracts at June 30, 2016 was $329,814.

At June 30, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($)(l)	Currency	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	2,400,000	EUR	5.0%	Markit iTraxx Europe Crossover Index Series 25 Version 1	174,904	55,682

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At June 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5/9/2016 5/9/2026	2,100,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(226,859)	(203,629)
12/16/2015 9/16/2020	17,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	1,077,145	1,084,177
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(86,951)	(79,170)
12/4/2015 12/4/2045	4,900,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(933,812)	(829,520)
Total net unrealized depreciation					(28,142)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2016 is 0.65%.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

As of June 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	526,316	BRL	2,000,000	7/8/2016	95,731	Macquarie Bank Ltd.
EUR	3,055,000	USD	3,445,673	8/2/2016	51,921	Barclays Bank PLC
MXN	41,366,000	USD	2,337,793	8/5/2016	81,701	Citigroup, Inc.
USD	615,136	ZAR	9,720,000	8/5/2016	40,710	Morgan Stanley
ZAR	9,720,000	USD	660,688	8/5/2016	4,842	JPMorgan Chase Securities, Inc.
USD	1,408,672	BRL	5,200,000	8/22/2016	186,577	BNP Paribas
AUD	900,000	USD	670,743	8/23/2016	719	Australia & New Zealand Banking Group Ltd.
USD	733,550	AUD	1,000,000	8/23/2016	10,922	Australia & New Zealand Banking Group Ltd.
AUD	1,000,000	USD	756,380	8/23/2016	11,908	Australia & New Zealand Banking Group Ltd.
USD	13,613,790	JPY	1,420,000,000	9/21/2016	173,346	Canadian Imperial Bank of Commerce
USD	790,957	ZAR	12,000,000	9/27/2016	10,120	BNP Paribas
ZAR	12,000,000	USD	815,576	9/27/2016	14,499	BNP Paribas
USD	3,073,108	EUR	2,764,531	9/28/2016	4,398	Canadian Imperial Bank of Commerce
USD	477,941	EUR	430,000	9/28/2016	740	Danske Bank AS
Total unrealized appreciation					688,134

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
BRL	2,000,000	USD	554,017	7/8/2016	(68,030)	Macquarie Bank Ltd.
USD	3,533,825	EUR	3,055,000	8/2/2016	(140,073)	UBS AG
BRL	5,200,000	USD	1,424,061	8/22/2016	(171,188)	BNP Paribas
AUD	2,000,000	USD	1,482,910	8/23/2016	(6,033)	Macquarie Bank Ltd.
JPY	1,420,000,000	USD	13,661,991	9/21/2016	(125,145)	Canadian Imperial Bank of Commerce
USD	14,338,993	JPY	1,461,000,000	9/26/2016	(150,520)	Bank of America
JPY	730,500,000	USD	6,916,860	9/26/2016	(177,376)	Barclays Bank PLC
JPY	730,500,000	USD	6,914,994	9/26/2016	(179,242)	Canadian Imperial Bank of Commerce
EUR	1,430,000	USD	1,577,934	9/27/2016	(13,893)	Nomura International PLC
EUR	6,389,062	USD	7,091,507	9/28/2016	(20,866)	Barclays Bank PLC
USD	3,556,471	EUR	3,194,531	9/28/2016	(285)	Citigroup, Inc.
TWD	23,400,000	USD	720,419	11/30/2016	(7,262)	Nomura International PLC
TWD	23,400,000	USD	727,559	12/22/2016	(446)	Nomura International PLC
TWD	23,400,000	USD	721,109	12/29/2016	(6,999)	Nomura International PLC
Total unrealized depreciation					(1,067,358)

Currency Abbreviations
AUD Australian Dollar BRL Brazilian Real EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso TWD Taiwan Dollar USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swaps, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (m)
Consumer Discretionary	$ 6,852,923	$ 3,827,081	$ 1,385	$ 10,681,389
Consumer Staples	9,980,838	5,609,767	—	15,590,605
Energy	3,826,831	2,041,140	—	5,867,971
Financials	12,549,098	11,639,823	—	24,188,921
Health Care	7,128,004	2,244,032	—	9,372,036
Industrials	4,730,274	6,467,396	—	11,197,670
Information Technology	9,051,120	1,268,552	—	10,319,672
Materials	2,084,379	2,422,347	7,005	4,513,731
Telecommunication Services	3,931,434	5,412,825	—	9,344,259
Utilities	7,133,745	2,498,625	—	9,632,370
Preferred Stock	—	174,044	—	174,044
Rights	—	—	7,977	7,977
Warrants	—	—	431	431
Fixed Income Investments (m)
Corporate Bonds	—	13,501,606	—	13,501,606
Asset-Backed	—	920,463	—	920,463
Mortgage-Backed Securities Pass-Throughs	—	1,893,650	—	1,893,650
Commercial Mortgage-Backed Securities	—	1,879,656	—	1,879,656
Collateralized Mortgage Obligations	—	3,422,121	—	3,422,121
Government & Agency Obligations	—	31,319,023	—	31,319,023
Municipal Bonds and Notes	—	146,000	—	146,000
Convertible Bond	—	—	223,618	223,618
Preferred Security	—	32,900	—	32,900
Exchange-Traded Funds	22,410,741	—	—	22,410,741
Short-Term Investments (m)	9,735,858	—	—	9,735,858
Derivatives (n)
Futures Contracts	619,212	—	—	619,212
Credit Default Swap Contracts	—	55,682	—	55,682
Interest Rate Swap Contracts	—	1,084,177	—	1,084,177
Forward Foreign Currency Exchange Contracts	—	688,134	—	688,134
Total	$ 100,034,457	$ 98,549,044	$ 240,416	$ 198,823,917
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Written Options	$ —	$ (459,014)	$ —	$ (459,014)
Interest Rate Swap Contracts	—	(1,112,319)	—	(1,112,319)
Forward Foreign Currency Exchange Contracts	—	(1,067,358)	—	(1,067,358)
Total	$ —	$ (2,638,691)	$ —	$ (2,638,691)

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $171,721,728) — including $5,295,426 of securities loaned	$ 186,640,854
Investment in Daily Assets Fund (cost $5,399,678)*	5,399,678
Investments in Deutsche Central Cash Management Government Fund (cost $4,336,180)	4,336,180
Total investments in securities, at value (cost $181,457,586)	196,376,712
Cash	224,461
Foreign currency, at value (cost $654,014)	658,100
Receivable for investments sold	301,877
Receivable for Fund shares sold	24,067
Dividends receivable	227,028
Interest receivable	337,248
Receivable for variation margin on centrally cleared swaps	103,384
Unrealized appreciation on forward foreign currency exchange contracts	688,134
Foreign taxes recoverable	83,247
Other assets	1,684
Total assets	199,025,942
Liabilities
Payable upon return of securities loaned	5,399,678
Payable for investments purchased	342,094
Payable for investments purchased — when-issued securities	269,221
Payable for Fund shares redeemed	34,861
Payable for variation margin on futures contracts	74,240
Options written, at value (premium received $129,200)	459,014
Unrealized depreciation on forward foreign currency exchange contracts	1,067,358
Accrued management fee	57,863
Accrued Trustees' fees	1,774
Other accrued expenses and payables	232,821
Total liabilities	7,938,924
Net assets, at value	$ 191,087,018
Net Assets Consist of
Undistributed net investment income	2,056,660
Net unrealized appreciation (depreciation) on: Investments	14,919,126
Swap contracts	27,540
Futures	619,212
Foreign currency	(380,683)
Written options	(329,814)
Accumulated net realized gain (loss)	(11,979,647)
Paid-in capital	186,154,624
Net assets, at value	$ 191,087,018
Class A Net Asset Value, offering and redemption price per share $191,087,018 ÷ 8,414,784 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 22.71

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $139,517)	$ 2,480,010
Interest (net of foreign taxes withheld of $176)	773,530
Income distributions — Deutsche Central Cash Management Government Fund	29,439
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	20,694
Total income	3,303,673
Expenses: Management fee	351,189
Administration fee	94,916
Services to shareholders	743
Custodian fee	37,982
Professional fees	49,084
Reports to shareholders	30,912
Trustees' fees and expenses	5,600
Pricing service fee	31,640
Other	7,989
Total expenses	610,055
Net investment income	2,693,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,681,980)
Swap contracts	(194,981)
Futures	201,670
Written options	107,625
Foreign currency	17,431
(5,550,235)
Change in net unrealized appreciation (depreciation) on: Investments	9,766,846
Swap contracts	(452,650)
Futures	555,814
Written options	(432,287)
Foreign currency	(835,711)
8,602,012
Net gain (loss)	3,051,777
Net increase (decrease) in net assets resulting from operations	$ 5,745,395

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 2,693,618	$ 6,650,199
Net realized gain (loss)	(5,550,235)	(5,329,330)
Change in net unrealized appreciation (depreciation)	8,602,012	(4,092,770)
Net increase (decrease) in net assets resulting from operations	5,745,395	(2,771,901)
Distributions to shareholders from: Net investment income: Class A	(7,851,269)	(7,355,308)
Net realized gains: Class A	—	(6,214,133)
Total distributions	(7,851,269)	(13,569,441)
Fund share transactions: Class A Proceeds from shares sold	1,153,265	5,276,855
Shares issued to shareholders in reinvestment of distributions	7,851,269	13,569,441
Payments for shares redeemed	(17,408,522)	(48,078,303)
Net increase (decrease) in net assets from Class A share transactions	(8,403,988)	(29,232,007)
Increase (decrease) in net assets	(10,509,862)	(45,573,349)
Net assets at beginning of period	201,596,880	247,170,229
Net assets at end of period (including undistributed net investment income of $2,056,660 and $7,214,311, respectively)	$ 191,087,018	$ 201,596,880
Other Information
Class A Shares outstanding at beginning of period	8,792,358	10,040,081
Shares sold	51,064	219,508
Shares issued to shareholders in reinvestment of distributions	348,017	562,580
Shares redeemed	(776,655)	(2,029,811)
Net increase (decrease) in Class A shares	(377,574)	(1,247,723)
Shares outstanding at end of period	8,414,784	8,792,358
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 24.62	$ 27.30	$ 23.90	$ 21.49	$ 22.13
Income (loss) from investment operations: Net investment income[a]	.32	.68	.72	.78	.57	.46
Net realized and unrealized gain (loss)	.41	(.97)	.25	3.14	2.20	(.75)
Total from investment operations	.73	(.29)	.97	3.92	2.77	(.29)
Less distributions from: Net investment income	(.95)	(.76)	(.85)	(.52)	(.36)	(.35)
Net realized gains	—	(.64)	(2.80)	—	—	—
Total distributions	(.95)	(1.40)	(3.65)	(.52)	(.36)	(.35)
Net asset value, end of period	$ 22.71	$ 22.93	$ 24.62	$ 27.30	$ 23.90	$ 21.49
Total Return (%)	3.22**	(1.44)[b]	3.83	16.63	12.98	(1.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191	202	247	269	260	264
Ratio of expenses before expense reductions (%)	.64*	.60	.62	.60	.59	.58
Ratio of expenses after expense reductions (%)	.64*	.58	.62	.60	.59	.58
Ratio of net investment income (loss) (%)	2.84*	2.85	2.83	3.07	2.48	2.09
Portfolio turnover rate (%)	75**	92	88	182	188	109
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stock and corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$ 4,496,079	$ —	$ —	$ —	$ 4,496,079
Corporate Bonds	903,599	—	—	—	903,599
Total Borrowings	$ 5,399,678	$ —	$ —	$ —	$ 5,399,678
Gross amount of recognized liabilities for securities lending transactions					$ 5,399,678

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had $5,928,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,404,000) and long-term losses ($1,524,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $23,200,000 to $25,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $11,721,000, and the investment on the credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to approximately $2,400,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $14,228,000 to $22,382,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $20,120,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $134,000 to $459,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,584,000 to $50,480,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,067,000 to $42,669,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $1,251,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,084,177	$ 619,212	$ 1,703,389
Credit Contracts (a)	—	55,682	—	55,682
Foreign Exchange Contracts (b)	688,134	—	—	688,134
	$ 688,134	$ 1,139,859	$ 619,212	$ 2,447,205

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$ (459,014)	$ —	$ (1,112,319)	$ (1,571,333)
Foreign Exchange Contracts (c)	—	(1,067,358)	—	(1,067,358)
	$ (459,014)	$ (1,067,358)	$ (1,112,319)	$ (2,638,691)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 107,625	$ —	$ (151,441)	$ 201,670	$ 157,854
Credit Contracts (a)	—	—	(43,540)	—	(43,540)
Foreign Exchange Contracts (b)	—	136,807	—	—	136,807
	$ 107,625	$ 136,807	$ (194,981)	$ 201,670	$ 251,121

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (432,287)	$ —	$ (560,072)	$ 555,814	$ (436,545)
Credit Contracts (a)	—	—	107,422	—	107,422
Foreign Exchange Contracts (b)	—	(844,274)	—	—	(844,274)
	$ (432,287)	$ (844,274)	$ (452,650)	$ 555,814	$ (1,173,397)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 23,549	$ —	$ —	$ —	$ 23,549
Barclays Bank PLC	51,921	(51,921)	—	—	—
BNP Paribas	211,196	(171,188)	—	—	40,008
Canadian Imperial Bank of Commerce	177,744	(177,744)	—	—	—
Citigroup, Inc	81,701	(81,701)	—	—	—
Danske Bank AS	740	—	—	—	740
JPMorgan Chase Securities, Inc.	4,842	—	—	—	4,842
Macquarie Bank Ltd.	95,731	(74,063)	—	—	21,668
Morgan Stanley	40,710	—	—	—	40,710
	$ 688,134	$ (556,617)	$ —	$ —	$ 131,517
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Bank of America	$ 150,520	$ —	$ —	$ —	$ 150,520
Barclays Bank PLC	198,242	(51,921)	—	—	146,321
BNP Paribas	171,188	(171,188)	—	—	—
Canadian Imperial Bank of Commerce	304,387	(177,744)	—	—	126,643
Citigroup, Inc	302,255	(81,701)	—	(135,156)	85,398
Macquarie Bank Ltd.	74,063	(74,063)	—	—	—
Nomura International PLC	185,644	—	—	(55,064)	130,580
UBS AG	140,073	—	—	—	140,073
	$ 1,526,372	$ (556,617)	$ —	$ (190,220)	$ 779,535

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $100,252,977 and $127,182,060, respectively. Purchases and sales of U.S. Treasury obligations aggregated $31,416,175 and $12,666,977, respectively.

For the six months ended June 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	19,400,000	$ 236,826
Options closed	(2,100,000)	(23,573)
Options expired	(10,500,000)	(84,053)
Outstanding, end of period	6,800,000	$ 129,200

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $94,916, of which $15,639 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC aggregated $197, of which $97 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,002, of which $8,642 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,818.

E. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 58% and 21%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,032.20
Expenses Paid per $1,000*	$ 3.23
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.68
Expenses Paid per $1,000*	$ 3.22

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.64%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2GIB-3 (R-028382-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

12 Statement of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

21 Information About Your Fund's Expenses

22 Proxy Voting

23 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.74% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP
■ Deutsche Government & Agency Securities VIP — Class A ■ Barclays GNMA Index

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,214	$10,250	$10,733	$11,076	$15,491
	Average annual total return	2.14%	2.50%	2.39%	2.06%	4.47%
Barclays GNMA Index	Growth of $10,000	$10,267	$10,397	$11,095	$11,526	$16,277
	Average annual total return	2.67%	3.97%	3.52%	2.88%	4.99%
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,186	$10,213	$10,615	$10,885	$14,938
	Average annual total return	1.86%	2.13%	2.01%	1.71%	4.09%
Barclays GNMA Index	Growth of $10,000	$10,267	$10,397	$11,095	$11,526	$16,277
	Average annual total return	2.67%	3.97%	3.52%	2.88%	4.99%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	6/30/16	12/31/15

Mortgage-Backed Securities Pass-Throughs	83%	76%
Collateralized Mortgage Obligations	19%	22%
Government & Agency Obligations	14%	5%
Commercial Mortgage-Backed Securities	2%	2%
Cash Equivalents and Other Assets and Liabilities, net	–18%	–5%
	100%	100%

Coupons*	6/30/16	12/31/15

Less than 3.5%	32%	9%
3.5%–4.49%	24%	39%
4.5%–5.49%	25%	32%
5.5%–6.49%	17%	18%
6.5%–7.49%	2%	2%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	6/30/16	12/31/15

Effective Maturity	7.4 years	6.9 years
Effective Duration	2.0 years	3.7 years

* Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gregory M. Staples, CFA
Scott Agi, CFA

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 83.5%
Federal Home Loan Mortgage Corp., 3.0%, 3/1/2043 (a)	6,200,000	6,427,255
Federal National Mortgage Association:
3.0%, 5/1/2043 (a)	2,400,000	2,490,656
3.5%, 9/1/2043 (a)	2,100,000	2,215,828
4.0%, with various maturities from 3/1/2042 until 4/1/2046	1,170,579	1,259,387
Government National Mortgage Association:
3.0%, 1/1/2044 (a)	3,000,000	3,136,699
3.5%, with various maturities from 4/15/2042 until 1/15/2046 (a)	8,741,410	9,304,397
4.0%, with various maturities from 9/20/2040 until 6/20/2043	3,270,659	3,557,826
4.5%, with various maturities from 6/20/2033 until 10/15/2041	6,203,885	6,797,383
4.55%, 1/15/2041	258,740	285,199
4.625%, 5/15/2041	102,959	113,614
5.0%, with various maturities from 12/15/2032 until 4/15/2042	4,882,697	5,514,889
5.5%, with various maturities from 10/15/2032 until 7/20/2040	5,035,969	5,704,784
6.0%, with various maturities from 2/15/2034 until 2/15/2039	4,253,333	4,958,553
6.5%, with various maturities from 9/15/2036 until 2/15/2039	483,067	558,203
7.0%, with various maturities from 2/20/2027 until 11/15/2038	108,498	112,841
7.5%, 10/20/2031	4,745	5,521
Total Mortgage-Backed Securities Pass-Throughs (Cost $51,220,309)		52,443,035

Collateralized Mortgage Obligations 18.7%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	114,779	107,954
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,184,999	947,790
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	54,677	2,075
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	736,813	42,332
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	243,883	11,915
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	359,043	19,699
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	125,151	8,457
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	100,221	8,305
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,039,105	96,888
"CZ", Series 4113, 3.0%, 9/15/2042	383,977	392,432
	Principal Amount ($)	Value ($)

"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	533,102	27,684
"PZ", Series 4553, 3.5%, 2/15/2046	548,530	598,118
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	420,560	42,448
"C1", Series 329, Interest only, 4.0%, 12/15/2041	1,250,315	192,104
"UA", Series 4298, 4.0%, 2/15/2054	222,851	227,455
"22", Series 243, Interest Only, 4.097%*, 6/15/2021	116,101	3,281
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	1,242,425	228,171
"C28", Series 303, Interest only, 4.5%, 1/15/2043	1,490,511	279,475
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	76,332	7,322
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043	516,386	112,923
"SP", Series 4047, Interest Only, 6.208%*, 12/15/2037	442,154	52,728
"A", Series 172, Interest Only, 6.5%, 1/1/2024	11,658	1,818
"C22", Series 324, Interest Only, 6.5%, 4/15/2039	672,317	187,326
"DS", Series 3199, Interest Only, 6.708%*, 8/15/2036	1,341,658	301,826
"S", Series 2416, Interest Only, 7.658%*, 2/15/2032	190,937	47,940
"ST", Series 2411, Interest Only, 8.308%*, 6/15/2021	103,033	5,786
"KS", Series 2064, Interest Only, 9.708%*, 5/15/2022	165,648	34,326
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	113,238	5,114
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033	651,963	103,202
"Z", Series 2013-44, 3.0%, 5/25/2043	144,716	145,514
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	130,439	2,682
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	370,975	6,242
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	1,503,370	224,834
"4", Series 406, Interest Only, 4.0%, 9/25/2040	296,678	43,332
"25", Series 351, Interest Only, 4.5%, 5/25/2019	57,298	2,528
"PZ", Series 2010-129, 4.5%, 11/25/2040	762,993	812,036
"21", Series 334, Interest Only, 5.0%, 3/25/2018	16,519	469
"20", Series 334, Interest Only, 5.0%, 3/25/2018	25,994	736
''23", Series 339, Interest Only, 5.0%, 6/25/2018	37,455	1,112
"26", Series 381, Interest Only, 5.0%, 12/25/2020	24,597	1,677
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046	1,348,020	255,621
"30", Series 381, Interest Only, 5.5%, 11/25/2019	120,510	7,742
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	2,505,020	204,088
	Principal Amount ($)	Value ($)

"UI", Series 2010-126, Interest Only, 5.5%, 10/25/2040	564,476	103,823
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044	709,230	160,794
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046	606,956	109,385
"PJ", Series 2004-46, Interest Only, 5.547%*, 3/25/2034	201,727	30,439
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	141,914	9,323
"SJ", Series 2007-36, Interest Only, 6.317%*, 4/25/2037	104,396	18,431
"101", Series 383, Interest Only, 6.5%, 9/25/2022	521,073	66,203
"SA", Series G92-57, IOette, 80.974%*, 10/25/2022	20,836	37,708
Government National Mortgage Association:
"PB", Series 2012-90, 2.5%, 7/20/2042	515,988	495,797
"JI" Series 2013-10, Interest Only, 3.5%, 1/20/2043	637,254	97,208
"ID", Series 2013-70, Interest Only, 3.5%, 5/20/2043	308,766	47,798
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029	667,641	68,552
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	1,544,160	143,437
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	453,037	43,872
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	68,761	2,622
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	169,003	4,945
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	125,863
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	339,313	40,218
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	426,255	51,404
"Z", Series 2010-169, 4.5%, 12/20/2040	612,052	664,425
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	232,957	28,493
"GZ", Series 2005-24, 5.0%, 3/20/2035	587,257	721,571
"ZA", Series 2005-75, 5.0%, 10/16/2035	660,654	782,434
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,185,449	1,520,821
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	67,800	3,288
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	463,604	80,397
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	120,585	18,525
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042	269,805	57,188
"BS", Series 2011-93, Interest Only, 5.658%*, 7/16/2041	804,786	142,857
"SA", Series 2012-84, Interest Only, 5.852%*, 12/20/2038	828,333	77,259
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	186,765	31,236
	Principal Amount ($)	Value ($)

"QA", Series 2007-57, Interest Only, 6.052%*, 10/20/2037	176,220	31,966
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	49,540	10,948
"SK", Series 2003-11, Interest Only, 7.258%*, 2/16/2033	304,628	53,405
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	369,351	85,298
Total Collateralized Mortgage Obligations (Cost $10,849,840)		11,773,440

Commercial Mortgage-Backed Securities 2.2%
FHLMC Multifamily Structured Pass-Through Certificates:
"A2", Series KJ02, 2.597%, 9/25/2020	730,000	760,286
"A2", Series K050, 3.334%, 8/25/2025	580,000	639,383
Total Commercial Mortgage-Backed Securities (Cost $1,334,677)		1,399,669

Government & Agency Obligations 14.0%
Other Government Related (b) 0.4%
Province of British Columbia Canada, 2.25%, 6/2/2026	250,000	256,289
U.S. Government Sponsored Agencies 4.3%
Federal Farm Credit Bank, 1.06%, 6/3/2019	2,000,000	2,013,104
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032	450,000	680,812
		2,693,916
U.S. Treasury Obligations 9.3%
U.S. Treasury Bill, .351%**, 8/11/2016 (c)	384,000	383,911
U.S. Treasury Notes:
0.625%, 6/30/2018	1,200,000	1,200,563
1.0%, 8/31/2016 (d)	1,000,000	1,001,158
1.0%, 6/30/2021	1,200,000	1,205,953
2.625%, 11/15/2020	1,900,000	2,035,671
		5,827,256
Total Government & Agency Obligations (Cost $8,728,506)		8,777,461

	Shares	Value ($)

Cash Equivalents 12.3%
Deutsche Central Cash Management Government Fund, 0.44% (e) (Cost $7,730,068)	7,730,068	7,730,068

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,863,400)†	130.7	82,123,673
Other Assets and Liabilities, Net	(30.7)	(19,313,631)
Net Assets	100.0	62,810,042

* These securities are shown at their current rate as of June 30, 2016.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $79,868,695. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $2,254,978. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,892,136 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $637,158.

(a) When-issued or delayed delivery securities included.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2016 is 0.65%.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2016	18	2,393,719	(23,534)
2 Year U.S. Treasury Note	USD	9/30/2016	36	7,895,813	(17,508)
U.S. Treasury Long Bond	USD	9/21/2016	7	1,206,406	(32,664)
Ultra 10 Year U.S. Treasury Note	USD	9/21/2016	12	1,748,063	(30,776)
Ultra Long U.S. Treasury Bond	USD	9/21/2016	20	3,727,500	(234,230)
Total unrealized depreciation					(338,712)

Currency Abbreviation
USD United States Dollar

At June 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/16/2015 9/17/2017	7,500,000	Fixed — 1.0%	Floating — 3-Month LIBOR	(48,119)	(67,501)
6/15/2016 6/15/2026	3,900,000	Floating — 3-Month LIBOR	Fixed — 2.25%	329,304	117,245
Total net unrealized appreciation					49,744

At June 30, 2016, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
1/12/2041	1,115,686[1]	4.0%	Markit IOS INDEX FN30.400.10	(13,678)	—	(13,678)
1/12/2041	1,115,686[2]	4.0%	Markit IOS INDEX FN30.400.10	(13,678)	—	(13,678)
Total unrealized depreciation						(27,356)

Counterparties:

1 Credit Suisse

2 Goldman Sachs & Co.

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 52,443,035	$ —	$ 52,443,035
Collateralized Mortgage Obligations	—	11,773,440	—	11,773,440
Commercial Mortgage-Backed Securities	—	1,399,669	—	1,399,669
Government & Agency Obligations	—	8,777,461	—	8,777,461
Short-Term Investments	7,730,068	—	—	7,730,068
Derivatives (g)
Interest Rate Swap Contracts	—	117,245	—	117,245
Total	$ 7,730,068	$ 74,510,850	$ —	$ 82,240,918
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$ (338,712)	$ —	$ —	$ (338,712)
Interest Rate Swap Contracts	—	(67,501)	—	(67,501)
Total Return Swap Contracts	—	(27,356)	—	(27,356)
Total	$ (338,712)	$ (94,857)	$ —	$ (433,569)

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $72,133,332)	$ 74,393,605
Investment in Deutsche Central Cash Management Government Fund (cost $7,730,068)	7,730,068
Total investments in securities, at value (cost $79,863,400)	82,123,673
Receivable for investments sold	1,741,579
Receivable for investments sold — when-issued/delayed delivery securities	4,869,385
Receivable for Fund shares sold	3,120
Interest receivable	307,167
Receivable for variation margin on futures contracts	20,939
Receivable for variation margin on centrally cleared swaps	1,890
Other assets	715
Total assets	89,068,468
Liabilities
Cash overdraft	2,945
Payable for investments purchased	1,734,799
Payable for investments purchased — when-issued/delayed delivery securities	24,311,135
Payable for Fund shares redeemed	89,962
Unrealized depreciation on bilateral swap contracts	27,356
Accrued management fee	6,760
Accrued Trustees' fees	833
Other accrued expenses and payables	84,636
Total liabilities	26,258,426
Net assets, at value	$ 62,810,042
Net Assets Consist of
Undistributed net investment income	757,135
Unrealized appreciation (depreciation) on: Investments	2,260,273
Swap contracts	22,388
Futures	(338,712)
Accumulated net realized gain (loss)	(417,756)
Paid-in capital	60,526,714
Net assets, at value	$ 62,810,042
Class A Net Asset Value, offering and redemption price per share ($60,158,126 ÷ 5,296,835 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.36
Class B Net Asset Value, offering and redemption price per share ($2,651,916 ÷ 233,410 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Interest	$ 894,860
Income distributions — Deutsche Central Cash Management Government Fund	16,060
Total income	910,920
Expenses: Management fee	144,634
Administration fee	32,141
Services to shareholders	811
Record keeping fees (Class B)	1,297
Distribution service fees (Class B)	3,371
Custodian fee	17,558
Professional fees	41,412
Reports to shareholders	13,136
Trustees' fees and expenses	2,520
Other	9,512
Total expenses before expense reductions	266,392
Expense reductions	(74,973)
Total expenses after expense reductions	191,419
Net investment income	719,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,331,434
Swap contracts	(369,308)
Futures	(823,123)
Written options	28,320
Payment by affiliate (see Note G)	6,881
174,204
Change in net unrealized appreciation (depreciation) on: Investments	(51,143)
Swap contracts	765,779
Futures	(246,732)
Written options	(28,320)
439,584
Net gain (loss)	613,788
Net increase (decrease) in net assets resulting from operations	$ 1,333,289

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 719,501	$ 1,915,259
Net realized gain (loss)	174,204	360,503
Change in net unrealized appreciation (depreciation)	439,584	(2,269,736)
Net increase (decrease) in net assets resulting from operations	1,333,289	6,026
Distributions to shareholders from: Net investment income: Class A	(1,846,498)	(2,287,159)
Class B	(72,152)	(68,234)
Total distributions	(1,918,650)	(2,355,393)
Fund share transactions: Class A Proceeds from shares sold	1,870,359	7,621,170
Reinvestment of distributions	1,846,498	2,287,159
Payments for shares redeemed	(9,408,673)	(27,899,252)
Net increase (decrease) in net assets from Class A share transactions	(5,691,816)	(17,990,923)
Class B Proceeds from shares sold	183,762	247,684
Reinvestment of distributions	72,152	68,234
Payments for shares redeemed	(230,064)	(610,489)
Net increase (decrease) in net assets from Class B share transactions	25,850	(294,571)
Increase (decrease) in net assets	(6,251,327)	(20,634,861)
Net assets at beginning of period	69,061,369	89,696,230
Net assets at end of period (including undistributed net investment income of $757,135 and $1,956,284, respectively)	$ 62,810,042	$ 69,061,369
Other Information
Class A Shares outstanding at beginning of period	5,786,470	7,344,193
Shares sold	162,670	659,618
Shares issued to shareholders in reinvestment of distributions	163,697	199,403
Shares redeemed	(816,002)	(2,416,744)
Net increase (decrease) in Class A shares	(489,635)	(1,557,723)
Shares outstanding at end of period	5,296,835	5,786,470
Class B Shares outstanding at beginning of period	231,100	256,223
Shares sold	16,008	21,476
Shares issued to shareholders in reinvestment of distributions	6,391	5,944
Shares redeemed	(20,089)	(52,543)
Net increase (decrease) in Class B shares	2,310	(25,123)
Shares outstanding at end of period	233,410	231,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 11.80	$ 11.47	$ 12.69	$ 13.12	$ 12.98
Income (loss) from investment operations: Net investment income[a]	.13	.27	.29	.24	.34	.48
Net realized and unrealized gain (loss)	.10	(.26)	.31	(.59)	.03	.45
Total from investment operations	.23	.01	.60	(.35)	.37	.93
Less distributions from: Net investment income	(.35)	(.33)	(.27)	(.37)	(.52)	(.57)
Net realized gains	—	—	—	(.50)	(.28)	(.22)
Total distributions	(.35)	(.33)	(.27)	(.87)	(.80)	(.79)
Net asset value, end of period	$ 11.36	$ 11.48	$ 11.80	$ 11.47	$ 12.69	$ 13.12
Total Return (%)	2.14b**	.06[b]	5.29[b]	(3.04)[b]	2.93[b]	7.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	66	87	96	121	146
Ratio of expenses before expense reductions (%)	.81*	.74	.72	.71	.68	.67
Ratio of expenses after expense reductions (%)	.58*	.68	.70	.67	.66	.67
Ratio of net investment income (%)	2.25*	2.33	2.49	2.05	2.65	3.68
Portfolio turnover rate (%)	234**	376	393	794	796	673
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 11.79	$ 11.46	$ 12.67	$ 13.10	$ 12.95
Income (loss) from investment operations: Net investment income[a]	.11	.23	.25	.20	.29	.43
Net realized and unrealized gain (loss)	.10	(.27)	.31	(.59)	.03	.46
Total from investment operations	.21	(.04)	.56	(.39)	.32	.89
Less distributions from: Net investment income	(.31)	(.29)	(.23)	(.32)	(.47)	(.52)
Net realized gains	—	—	—	(.50)	(.28)	(.22)
Total distributions	(.31)	(.29)	(.23)	(.82)	(.75)	(.74)
Net asset value, end of period	$ 11.36	$ 11.46	$ 11.79	$ 11.46	$ 12.67	$ 13.10
Total Return (%)	1.86b**	(.36)[b]	4.95[b]	(3.25)[b]	2.48[b]	7.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	4	5	7
Ratio of expenses before expense reductions (%)	1.16*	1.09	1.06	1.06	1.03	1.01
Ratio of expenses after expense reductions (%)	.93*	1.03	1.03	.99	1.01	1.01
Ratio of net investment income (%)	1.90*	1.99	2.16	1.71	2.29	3.34
Portfolio turnover rate (%)	234**	376	393	794	796	673
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the six months ended June 30, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $679,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, paydown losses on mortgage backed securities, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended June 30, 2016, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of June 30, 2016 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2016, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $2,357,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

For the six months ended June 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $11,400,000 to $45,034,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2016, the Fund entered into options on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no purchased or written option contracts as of June 30, 2016. For the six months ended June 30, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $100.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2016, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $12,578,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $6,231,000 to approximately $16,972,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 117,245

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (94,857)	$ (338,712)	$ (433,569)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 28,320	$ (369,308)	$ (823,123)	$ (1,164,111)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (28,320)	$ 765,779	$ (246,732)	$ 490,727

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

As of June 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse	$ 13,678	$ —	$ —	$ 13,678
Goldman Sachs & Co.	13,678	—	—	13,678
	$ 27,356	$ —	$ —	$ 27,356

C. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $164,780,285 and $165,236,076, respectively. Purchases and sales of U.S. Treasury securities aggregated $12,090,138 and $10,064,390, respectively.

For the six months ended June 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	2,400,000	$ 28,320
Options expired	(2,400,000)	(28,320)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.58%
Class B	.93%

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 71,838
Class B	3,135
$ 74,973

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $32,141, of which $5,151 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 144	$ 73
Class B	33	19
	$ 177	$ 92

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee aggregated $3,371, of which $546 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,614, of which $6,094 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34% and 55%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 93%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

G. Payment by Affiliate

During the six months ended June 30, 2016, the Advisor agreed to reimburse the Fund $6,881 for a loss incurred on a trade executed incorrectly.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.40	$ 1,018.60
Expenses Paid per $1,000*	$ $2.92	$ 4.67
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.98	$ 1,020.24
Expenses Paid per $1,000*	$ 2.92	$ 4.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.58%	.93%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Government & Agency Securities VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2GAS-3 (R-028384-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Government Money Market VIP

(formerly Deutsche Money Market VIP)

Contents

3 Performance Summary

4 Portfolio Summary

6 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

10 Statement of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

15 Information About Your Fund's Expenses

16 Other Information

17 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
June 30, 2016	.01%*
December 31, 2015	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/16	12/31/15

Government & Agency Obligations	54%	6%
Repurchase Agreements	46%	9%
Commercial Paper	—	40%
Certificates of Deposit and Bank Notes	—	23%
Municipal Bonds and Notes	—	13%
Short-Term Notes	—	5%
Time Deposits	—	4%
	100%	100%

Weighted Average Maturity	6/30/16	12/31/15

Deutsche Variable Series II — Deutsche Government Money Market VIP	31 days	29 days
Government & Agency Retail Money Fund Average*	36 days	33 days

* The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Prior to May 2, 2016, this fund was known as Deutsche Money Market VIP. The Fund's strategy also changed at that time.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2016 (Unaudited)

	Principal Amount ($)	Value ($)

Government & Agency Obligations 53.6%
U.S. Government Sponsored Agencies 32.6%
Federal Farm Credit Bank:
0.51%*, 3/22/2017	1,500,000	1,499,942
0.55%*, 9/21/2017	500,000	500,000
Federal Home Loan Bank:
0.17%**, 7/7/2016	2,000,000	1,999,907
0.17%**, 7/15/2016	1,000,000	999,864
0.25%**, 8/1/2016	2,000,000	1,999,449
0.25%**, 8/15/2016	1,000,000	999,575
0.25%**, 8/19/2016	4,950,000	4,947,777
0.25%**, 8/24/2016	3,500,000	3,497,638
0.25%**, 8/25/2016	2,000,000	1,998,992
0.28%**, 9/14/2016	5,000,000	4,994,062
0.28%**, 9/21/2016	1,000,000	999,089
0.37%, 10/7/2016	4,500,000	4,499,726
0.37%**, 10/14/2016	1,250,000	1,248,261
0.37%**, 10/25/2016	1,500,000	1,497,801
0.41%**, 12/12/2016	2,000,000	1,994,533
Federal Home Loan Mortgage Corp.:
0.28%**, 9/9/2016	4,612,000	4,607,202
0.61%*, 12/21/2017	4,500,000	4,500,000
Federal National Mortgage Association:
0.48%*, 10/21/2016	1,300,000	1,299,978
0.63%*, 12/20/2017	2,500,000	2,500,000
		46,583,796
U.S. Treasury Obligations 21.0%
U.S. Treasury Bills:
0.18%**, 7/28/2016	2,000,000	1,999,347
0.21%**, 8/11/2016	1,500,000	1,499,590
0.35%**, 2/2/2017	500,000	498,410
	Principal Amount ($)	Value ($)

U.S. Treasury Floating Rate Notes:
0.32%*, 4/30/2017	5,000,000	4,995,762
0.33%*, 7/31/2017	2,500,000	2,498,252
0.41%*, 1/31/2018	5,000,000	5,002,357
0.44%*, 4/30/2018	2,500,000	2,500,114
U.S. Treasury Notes:
0.29%*, 7/31/2016	5,000,000	5,000,166
0.32%, 9/15/2016	1,500,000	1,501,631
0.38%, 10/15/2016	1,500,000	1,500,975
0.4%, 12/15/2016	3,000,000	3,002,131
		29,998,735
Total Government & Agency Obligations (Cost $76,582,531)		76,582,531

Repurchase Agreements 45.3%
Barclays Capital PLC, 0.42%, dated 6/30/2016, to be repurchased at $10,400,121 on 7/1/2016 (a)	10,400,000	10,400,000
Merrill Lynch & Co., Inc., 0.42%, dated 6/30/2016, to be repurchased at $23,300,272 on 7/1/2016 (b)	23,300,000	23,300,000
Nomura Securities International, 0.42%, dated 6/30/2016, to be repurchased at $11,000,128 on 7/1/2016 (c)	11,000,000	11,000,000
Wells Fargo Bank, 0.43%, dated 6/30/2016, to be repurchased at $20,000,239 on 7/1/2016 (d)	20,000,000	20,000,000
Total Repurchase Agreements (Cost $64,700,000)		64,700,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,282,531)†	98.9	141,282,531
Other Assets and Liabilities, Net	1.1	1,601,169
Net Assets	100.0	142,883,700

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2016.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $141,282,531.

(a) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
9,623,400	U.S. Treasury Inflation-Indexed Note	0.125	4/15/2021	9,939,189
692,600	U.S. Treasury STRIPS	Zero Coupon	11/15/2018– 11/15/2022	668,913
Total Collateral Value				10,608,102

(b) Collateralized by $22,420,600 U.S. Treasury Inflation-Indexed Note, 0.125%, maturing on 4/15/2017 with a value of $23,766,033.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,100,223	Federal Home Loan Mortgage Corp.	3.0–4.5	1/1/2018– 8/1/2044	3,319,273
1,326,578	Federal National Mortgage Association	4.5–5.0	6/1/2023– 3/1/2046	1,455,502
3,910,758	Government National Mortgage Association	4.0–8.0	1/20/2028– 8/15/2045	4,407,891
2,015,000	U.S. Treasury Note	1.125	4/30/2020	2,037,334
Total Collateral Value				11,220,000

(d) Collateralized by $19,594,045 Federal National Mortgage Association, 3.0%, maturing on 5/1/2046 with a value of $20,400,000.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (e)	$ —	$ 76,582,531	$ —	$ 76,582,531
Repurchase Agreements	—	64,700,000	—	64,700,000
Total	$ —	$ 141,282,531	$ —	$ 141,282,531

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments in non-affiliated securities, valued at amortized cost	$ 76,582,531
Repurchase agreements, valued at amortized cost	64,700,000
Total investments, valued at amortized cost	141,282,531
Cash	6,487
Receivable for Fund shares sold	1,814,380
Interest receivable	29,201
Due from Advisor	126
Other assets	921
Total assets	143,133,646
Liabilities
Payable for Fund shares redeemed	127,343
Distributions payable	631
Accrued management fee	17,303
Accrued Trustees' fees	1,385
Other accrued expenses and payables	103,284
Total liabilities	249,946
Net assets, at value	$ 142,883,700
Net Assets Consist of
Undistributed net investment income	1,126
Accumulated net realized gain (loss)	8,216
Paid-in capital	142,874,358
Net assets, at value	$ 142,883,700
Class A Net Asset Value, offering and redemption price per share ($142,883,700 ÷ 142,958,074 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Interest	$ 295,727
Expenses: Management fee	169,859
Administration fee	63,303
Services to shareholders	842
Custodian fee	10,885
Professional fees	30,155
Reports to shareholders	38,500
Trustees' fee and expenses	3,862
Other	3,880
Total expenses before expense reductions	321,286
Expense reductions	(35,736)
Total expenses after expense reductions	285,550
Net investment income	10,177
Net realized gain (loss) from investments	8,338
Net increase (decrease) in net assets resulting from operations	$ 18,515

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 10,177	$ 15,996
Net realized gain (loss)	8,338	(122)
Net increase (decrease) in net assets resulting from operations	18,515	15,874
Distributions to shareholders from: Net investment income Class A	(9,851)	(15,989)
Fund share transactions: Class A Proceeds from shares sold	82,855,653	150,185,171
Reinvestment of distributions	9,822	16,193
Cost of shares redeemed	(74,210,656)	(193,027,682)
Net increase (decrease) in net assets from Class A share transactions	8,654,819	(42,826,318)
Increase (decrease) in net assets	8,663,483	(42,826,433)
Net assets at beginning of period	134,220,217	177,046,650
Net assets at end of period (including undistributed net investment income of $1,126 and $800, respectively)	$ 142,883,700	$ 134,220,217
Other Information
Class A Shares outstanding at beginning of period	134,303,255	177,129,573
Shares sold	82,855,653	150,185,171
Shares issued to shareholders in reinvestment of distributions	9,822	16,193
Shares redeemed	(74,210,656)	(193,027,682)
Net increase (decrease) in Class A shares	8,654,819	(42,826,318)
Shares outstanding at end of period	142,958,074	134,303,255

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.000***	.000***	.000***	.000***	.000***	.000***
Net realized gain (loss)	.000***	(.000)***	.000***	.000***	.000***	.000***
Total from investment operations	.000***	.000***	.000***	.000***	.000***	.000***
Less distributions from: Net investment income	(.000)***	(.000)***	(.000)***	(.000)***	(.000)***	(.000)***
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.01**	.01	.01	.01	.01	.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	134	177	174	196	217
Ratio of expenses before expense reductions (%)	.51*	.49	.49	.49	.45	.51
Ratio of expenses after expense reductions (%)	.45*	.25	.18	.20	.31	.25
Ratio of net investment income (%)	.02*	.01	.01	.01	.01	.01
[a] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Government Money Market VIP (formerly Deutsche Money Market VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of June 30, 2016, the Fund held repurchase agreements with a gross value of $64,700,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2016, under the Investment Management Agreement, the Fund paid the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

Effective May 1, 2016, under the Investment Management Agreement, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

For the period from January 1, 2016 through September 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement aggregated $169,859, of which $35,413 was waived, resulting in an annualized effective rate of 0.21% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $63,303, of which $10,783 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC aggregated $323, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,512, of which $4,893 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the six months ended June 30, 2016, the Fund engaged in securities sales of $1,500,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Ownership of the Fund

At June 30, 2016, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 21%,14% and 13%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,000.08
Expenses Paid per $1,000*	$ 2.24
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,022.63
Expenses Paid per $1,000*	$ 2.26

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Government Money Market VIP	.45%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Money Market VIP’s (now known as Deutsche Government Money Market VIP) investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2014, the Fund’s gross performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board considered that the Fund’s management fee would be reduced by 0.05% at all breakpoint levels if shareholders approve a proposal that would result in the Fund being restructured into a government money market fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees ("Lipper Universe Expenses"). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Considerations and Fee Evaluation of Amended Advisory Agreement

The Board of Trustees, all members of which are Independent Trustees, approved an amended and restated investment management agreement (the "New IMA") with Deutsche Investment Management Americas, Inc. ("DIMA"), the investment advisor to the Deutsche Money Market VIP (now known as Deutsche Government Money Market VIP) (the "Fund"), at an in person meeting conducted in July 2015. DIMA proposed the New IMA as part of a proposal to restructure the Fund from a "prime money market fund" to a "government money market fund" under the amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As part of the restructuring proposal, DIMA proposed to amend and restate the current investment management agreement (the "Current IMA") with the Fund such that DIMA would receive a reduced management fee for its investment management services to the restructured Fund upon the effective date of the restructuring. The effective date of the restructuring was May 2, 2016.

In connection with its review, the Board reviewed and considered materials regarding the restructuring proposal, including the New IMA, and met privately with counsel to review the proposal. The Board also was advised by its fee consultant.

In connection with its review of the New IMA, the Board noted that it approved the renewal of the Fund’s Current IMA in September 2014 and was in the process of considering renewal of the Fund’s Current IMA as part of the 2015 annual contract renewal process. In addition, the Board considered:

— With the exception of the management fee reduction, the terms of the New IMA were substantially the same as the terms of the Current IMA.

— DIMA’s statement that there would be no reduction in services to the Fund as a result of the management fee reduction.

— DIMA’s statement that the portfolio management team for the Fund would not change as a result of the restructuring of the Fund.

— Information on the Fund’s investment management fee schedule and total operating expense ratio, assuming implementation of the New IMA, including information on management fees and total net operating expense ratios of other government money market funds provided by DIMA using information from Morningstar Direct and Lipper Inc.

— The Fund’s management fee rate under the New IMA as compared to fees charged by DIMA to comparable funds.

Based on all of the information considered, the Board concluded that the management fees to be paid by the Fund under the New IMA were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by DIMA. The Board unanimously determined that approval of the New IMA is in the best interests of the Fund, and approved the New IMA. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New IMA.

VS2GMM-3 (R-028387-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

16 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

20 Notes to Financial Statements

28 Information About Your Fund's Expenses

29 Proxy Voting

30 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.75% and 1.14% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP
■ Deutsche High Income VIP — Class A ■ BofA Merrill Lynch US High Yield Master II Constrained Index ■ Credit Suisse High Yield Index

BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

On June 1, 2016, the BofA Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund's comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund's investment strategies.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,568	$9,916	$10,856	$12,688	$17,284
	Average annual total return	5.68%	–0.84%	2.78%	4.88%	5.62%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,932	$10,174	$11,312	$13,196	$20,620
	Average annual total return	9.32%	1.74%	4.20%	5.70%	7.51%
Credit Suisse High Yield Index	Growth of $10,000	$10,921	$10,089	$11,202	$13,123	$19,896
	Average annual total return	9.21%	0.89%	3.86%	5.59%	7.12%
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,552	$9,871	$10,720	$12,473	$16,722
	Average annual total return	5.52%	–1.29%	2.34%	4.52%	5.28%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,932	$10,174	$11,312	$13,196	$20,620
	Average annual total return	9.32%	1.74%	4.20%	5.70%	7.51%
Credit Suisse High Yield Index	Growth of $10,000	$10,921	$10,089	$11,202	$13,123	$19,896
	Average annual total return	9.21%	0.89%	3.86%	5.59%	7.12%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Corporate Bonds	95%	92%
Convertible Bond	2%	1%
Cash Equivalents	1%	4%
Government & Agency Obligations	1%	1%
Preferred Security	1%	1%
Loan Participations and Assignments	0%	1%
Common Stocks	0%	0%
Warrant	0%	0%
Preferred Stock	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

Consumer Discretionary	28%	29%
Materials	16%	9%
Telecommunication Services	14%	14%
Energy	14%	10%
Industrials	9%	12%
Health Care	5%	9%
Utilities	4%	3%
Financials	4%	5%
Information Technology	4%	5%
Consumer Staples	2%	4%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

AAA	1%	1%
BBB	3%	3%
BB	54%	50%
B	37%	41%
CCC	5%	4%
Not Rated	0%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA
Thomas R. Bouchard

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.8%
Consumer Discretionary 26.6%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		125,000	125,938
Ally Financial, Inc.:
4.125%, 3/30/2020 (b)		285,000	285,712
5.75%, 11/20/2025 (b)		460,000	461,150
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	202,000
144A, 7.5%, 5/15/2026		785,000	769,300
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		480,000	480,000
AMC Entertainment, Inc., 5.875%, 2/15/2022		220,000	221,100
AmeriGas Finance LLC, 7.0%, 5/20/2022		350,000	369,467
APX Group, Inc., 6.375%, 12/1/2019 (b)		205,000	202,950
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		885,000	891,637
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		360,000	323,100
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023 (b)		160,000	167,600
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	378,750
Boyd Gaming Corp., 6.875%, 5/15/2023 (b)		140,000	149,100
CalAtlantic Group, Inc., 5.25%, 6/1/2026		573,000	555,810
Caleres, Inc., 6.25%, 8/15/2023		110,000	111,650
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		385,000	387,166
144A, 5.5%, 5/1/2026		1,330,000	1,349,950
144A, 5.875%, 4/1/2024		235,000	243,812
144A, 5.875%, 5/1/2027		480,000	495,600
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		602,000	573,405
144A, 6.375%, 9/15/2020		940,000	955,792
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		135,000	137,869
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	240,625
Series B, 6.5%, 11/15/2022		365,000	365,000
Series A, 7.625%, 3/15/2020		110,000	100,375
Series B, 7.625%, 3/15/2020		315,000	299,722
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		20,000	20,400
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		585,000	532,350
Dana Holding Corp., 5.5%, 12/15/2024 (b)		180,000	171,000
DISH DBS Corp.:
5.875%, 7/15/2022		100,000	97,250
6.75%, 6/1/2021		50,000	51,813
7.875%, 9/1/2019		270,000	297,675
Dollar Tree, Inc., 144A, 5.25%, 3/1/2020		420,000	432,600
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020 (b)		645,000	652,256
5.25%, 4/15/2023 (b)		245,000	243,469
		Principal Amount ($)(a)	Value ($)

Global Partners LP, 7.0%, 6/15/2023		235,000	196,225
GLP Capital LP:
4.375%, 4/15/2021		100,000	103,000
5.375%, 4/15/2026		320,000	329,600
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		315,000	320,906
5.125%, 11/15/2023		165,000	170,363
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (b)		455,000	448,175
144A, 5.25%, 12/15/2023 (b)		545,000	535,462
Hanesbrands, Inc., 144A, 4.875%, 5/15/2026		340,000	341,224
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		275,000	287,031
144A, 5.75%, 4/15/2024		120,000	124,800
Hertz Corp., 6.75%, 4/15/2019 (b)		305,000	311,376
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	141,750
Lennar Corp., 4.75%, 11/15/2022		400,000	406,500
Live Nation Entertainment, Inc., 144A, 5.375%, 6/15/2022		50,000	51,375
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		195,000	193,538
Mediacom Broadband LLC:
5.5%, 4/15/2021		50,000	51,000
6.375%, 4/1/2023		225,000	235,125
MGM Growth Properties Operating Partnership LP, 144A, 5.625%, 5/1/2024		245,000	259,087
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		235,000	234,558
Neptune Finco Corp.:
144A, 10.125%, 1/15/2023		400,000	448,000
144A, 10.875%, 10/15/2025		275,000	314,358
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	158,100
Numericable-SFR, 144A, 7.375%, 5/1/2026		840,000	830,550
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		660,000	636,900
5.5%, 5/15/2026		225,000	213,750
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	208,075
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		55,000	55,963
144A, 5.375%, 4/15/2023		25,000	25,563
Sally Holdings LLC, 5.625%, 12/1/2025		395,000	413,762
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		365,000	370,475
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	125,313
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		230,000	235,175
Springs Industries, Inc., 6.25%, 6/1/2021		295,000	297,950
Suburban Propane Partners LP, 5.75%, 3/1/2025		145,000	142,463
Toll Brothers Finance Corp., 4.875%, 11/15/2025		270,000	267,300
TRI Pointe Group, Inc., 4.375%, 6/15/2019		145,000	145,725
		Principal Amount ($)(a)	Value ($)

Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		945,000	949,725
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		955,000	945,450
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		240,000	181,200
144A, 8.5%, 10/15/2022		205,000	174,763
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		200,000	193,500
144A, 5.5%, 8/15/2026		215,000	209,087
			25,627,635
Consumer Staples 2.3%
Cott Beverages, Inc.:
5.375%, 7/1/2022		445,000	445,000
6.75%, 1/1/2020		180,000	187,650
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (b)		265,000	272,870
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		290,000	272,600
144A, 8.25%, 2/1/2020		160,000	165,600
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		120,000	122,100
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		200,000	199,500
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		40,000	41,850
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		110,000	116,325
Smithfield Foods, Inc., 6.625%, 8/15/2022		9,000	9,425
The WhiteWave Foods Co., 5.375%, 10/1/2022		370,000	395,900
			2,228,820
Energy 12.2%
Antero Resources Corp.:
5.125%, 12/1/2022		330,000	316,800
5.375%, 11/1/2021		250,000	244,375
5.625%, 6/1/2023 (b)		205,000	198,850
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		405,000	383,737
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		235,000	226,187
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		400,000	410,752
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		530,000	531,325
Continental Resources, Inc.:
3.8%, 6/1/2024 (b)		200,000	174,500
4.5%, 4/15/2023		200,000	186,500
5.0%, 9/15/2022 (b)		400,000	391,000
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		305,000	280,600
Freeport-McMoran Oil & Gas LLC:
6.5%, 11/15/2020		610,000	611,293
6.875%, 2/15/2023		200,000	193,000
Gulfport Energy Corp., 6.625%, 5/1/2023		95,000	93,575
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		195,000	181,818
144A, 5.75%, 10/1/2025		335,000	319,925
Holly Energy Partners LP, 6.5%, 3/1/2020		105,000	105,525
Laredo Petroleum, Inc.:
5.625%, 1/15/2022		100,000	93,500
6.25%, 3/15/2023 (b)		295,000	280,250
		Principal Amount ($)(a)	Value ($)

MEG Energy Corp.:
144A, 6.375%, 1/30/2023		695,000	514,300
144A, 6.5%, 3/15/2021		300,000	232,500
144A, 7.0%, 3/31/2024		70,000	53,900
Memorial Resource Development Corp., 5.875%, 7/1/2022		195,000	194,513
Newfield Exploration Co., 5.375%, 1/1/2026 (b)		155,000	150,738
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		55,000	50,188
6.875%, 3/15/2022		945,000	872,944
6.875%, 1/15/2023		170,000	154,700
Range Resources Corp., 4.875%, 5/15/2025 (b)		390,000	371,475
Rice Energy, Inc., 7.25%, 5/1/2023 (b)		250,000	253,750
RSP Permian, Inc., 6.625%, 10/1/2022		285,000	293,550
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		690,000	696,900
5.625%, 4/15/2023		200,000	200,750
5.625%, 3/1/2025		140,000	139,475
144A, 5.875%, 6/30/2026		355,000	356,331
Sunoco LP:
144A, 5.5%, 8/1/2020		130,000	128,375
144A, 6.375%, 4/1/2023		140,000	138,950
Tesoro Logistics LP, 6.375%, 5/1/2024 (b)		180,000	188,550
Whiting Petroleum Corp.:
5.0%, 3/15/2019		330,000	303,600
5.75%, 3/15/2021 (b)		210,000	189,525
6.25%, 4/1/2023 (b)		320,000	286,400
6.5%, 10/1/2018 (b)		250,000	240,000
WPX Energy, Inc.:
6.0%, 1/15/2022 (b)		100,000	93,000
7.5%, 8/1/2020 (b)		150,000	149,718
8.25%, 8/1/2023		245,000	245,612
			11,723,256
Financials 4.2%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		400,000	400,000
4.625%, 10/30/2020		375,000	388,781
CIT Group, Inc.:
5.0%, 8/15/2022		400,000	407,000
5.0%, 8/1/2023		200,000	201,500
CNO Financial Group, Inc., 5.25%, 5/30/2025		140,000	144,200
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		385,000	374,894
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		225,000	232,313
(REIT), 5.375%, 4/1/2023		725,000	748,562
(REIT), 5.75%, 1/1/2025		170,000	175,950
(REIT), 5.875%, 1/15/2026		135,000	140,653
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	108,675
MPT Operating Partnership LP, (REIT), 6.375%, 3/1/2024		235,000	250,275
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		265,000	261,025
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		150,000	156,468
(REIT), 4.875%, 6/1/2026		85,000	87,125
			4,077,421
		Principal Amount ($)(a)	Value ($)

Health Care 4.9%
Alere, Inc., 144A, 6.375%, 7/1/2023		185,000	192,862
Community Health Systems, Inc., 5.125%, 8/1/2021		55,000	54,588
Concordia International Corp., 144A, 7.0%, 4/15/2023		95,000	80,988
Endo Finance LLC, 144A, 5.75%, 1/15/2022		220,000	198,528
Endo Ltd.:
144A, 6.0%, 7/15/2023		195,000	170,625
144A, 6.0%, 2/1/2025		150,000	130,125
HCA, Inc.:
5.25%, 6/15/2026		385,000	399,678
5.875%, 2/15/2026		530,000	549,875
Hologic, Inc., 144A, 5.25%, 7/15/2022		90,000	94,050
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	254,375
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024 (b)		170,000	170,425
5.5%, 12/1/2021		275,000	286,687
5.875%, 12/1/2023		230,000	239,200
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		80,000	77,200
144A, 5.625%, 10/15/2023		135,000	125,719
Tenet Healthcare Corp., 4.153%**, 6/15/2020		180,000	177,750
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		365,000	311,847
144A, 5.875%, 5/15/2023		235,000	189,763
144A, 6.125%, 4/15/2025		405,000	325,012
144A, 7.5%, 7/15/2021		750,000	661,406
			4,690,703
Industrials 8.2%
ADT Corp.:
3.5%, 7/15/2022 (b)		150,000	137,438
6.25%, 10/15/2021		395,000	419,687
Allegion PLC, 5.875%, 9/15/2023		85,000	90,100
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		245,000	215,600
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	357,662
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		315,000	267,750
144A, 6.0%, 10/15/2022		265,000	226,575
Covanta Holding Corp., 5.875%, 3/1/2024		220,000	213,400
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		275,000	242,000
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		160,000	148,800
EnerSys, 144A, 5.0%, 4/30/2023		45,000	44,438
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		155,000	154,225
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	215,353
Garda World Security Corp., 144A, 7.25%, 11/15/2021		290,000	234,175
Gates Global LLC, 144A, 6.0%, 7/15/2022		190,000	166,250
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		93,000	103,928
Masonite International Corp., 144A, 5.625%, 3/15/2023		220,000	228,250
		Principal Amount ($)(a)	Value ($)

Meritor, Inc.:
6.25%, 2/15/2024 (b)		215,000	183,825
6.75%, 6/15/2021		300,000	280,500
Moog, Inc., 144A, 5.25%, 12/1/2022		165,000	167,063
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		220,000	216,700
Oshkosh Corp., 5.375%, 3/1/2025		25,000	25,688
Ply Gem Industries, Inc., 6.5%, 2/1/2022 (b)		415,000	406,675
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		25,000	26,500
SBA Communications Corp., 5.625%, 10/1/2019		200,000	206,500
Summit Materials LLC:
6.125%, 7/15/2023		275,000	271,045
144A, 8.5%, 4/15/2022		95,000	100,581
Titan International, Inc., 6.875%, 10/1/2020		170,000	143,013
TransDigm, Inc., 144A, 6.375%, 6/15/2026		250,000	249,375
Triumph Group, Inc., 5.25%, 6/1/2022		130,000	119,600
United Rentals North America, Inc.:
6.125%, 6/15/2023		25,000	26,031
7.625%, 4/15/2022		595,000	635,162
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		190,000	190,000
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		230,000	219,362
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022		510,000	517,012
144A, 4.75%, 4/29/2025		410,000	415,379
			7,865,642
Information Technology 3.9%
Cardtronics, Inc., 5.125%, 8/1/2022		145,000	143,550
CDW LLC:
5.5%, 12/1/2024 (b)		330,000	340,725
6.0%, 8/15/2022		370,000	386,650
Diamond 1 Finance Corp., 144A, 5.875%, 6/15/2021 (b)		150,000	152,966
EarthLink Holdings Corp., 7.375%, 6/1/2020		245,000	254,800
Entegris, Inc., 144A, 6.0%, 4/1/2022		160,000	163,800
First Data Corp., 144A, 7.0%, 12/1/2023 (b)		275,000	278,438
Match Group, Inc., 144A, 6.375%, 6/1/2024		120,000	124,800
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		250,000	213,125
144A, 7.5%, 9/15/2023 (b)		390,000	414,375
NXP BV:
144A, 4.125%, 6/1/2021		200,000	203,000
144A, 4.625%, 6/1/2023		395,000	401,912
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		155,000	160,425
Western Digital Corp.:
144A, 7.375%, 4/1/2023		350,000	372,750
144A, 10.5%, 4/1/2024 (b)		168,000	179,760
			3,791,076
Materials 12.7%
AK Steel Corp.:
7.5%, 7/15/2023		200,000	203,000
7.625%, 5/15/2020		320,000	305,600
		Principal Amount ($)(a)	Value ($)

Ardagh Packaging Finance PLC:
144A, 4.625%, 5/15/2023		215,000	211,775
144A, 7.25%, 5/15/2024		290,000	295,981
Ball Corp.:
4.375%, 12/15/2020 (b)		110,000	115,706
5.25%, 7/1/2025		225,000	234,563
Berry Plastics Corp., 5.5%, 5/15/2022		435,000	445,331
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	140,831
Chemours Co.:
6.625%, 5/15/2023 (b)		365,000	310,250
7.0%, 5/15/2025 (b)		80,000	67,100
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025 (b)		195,000	195,000
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	150,000	130,848
144A, 5.75%, 5/15/2024		250,000	196,875
144A, 7.875%, 4/1/2021 (b)		500,000	515,625
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		230,000	230,000
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		330,000	320,512
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		36,000	30,060
144A, 7.0%, 2/15/2021		475,000	381,781
Freeport-McMoRan, Inc.:
2.375%, 3/15/2018		890,000	872,200
4.0%, 11/14/2021		250,000	225,859
4.55%, 11/14/2024		100,000	87,500
Hexion, Inc., 6.625%, 4/15/2020		270,000	225,801
Kaiser Aluminum Corp., 144A, 5.875%, 5/15/2024		200,000	205,500
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		455,000	455,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	255,000
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022 (b)		230,000	201,250
144A, 10.375%, 5/1/2021 (b)		350,000	352,625
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		235,000	237,938
5.75%, 10/15/2020		1,390,000	1,435,175
144A, 7.0%, 7/15/2024		45,000	46,328
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		115,000	118,306
144A, 5.125%, 12/1/2024		55,000	56,444
Teck Resources Ltd.:
4.5%, 1/15/2021		700,000	609,000
144A, 8.0%, 6/1/2021		805,000	829,150
144A, 8.5%, 6/1/2024		130,000	134,875
Tronox Finance LLC:
6.375%, 8/15/2020		500,000	371,250
144A, 7.5%, 3/15/2022		245,000	176,400
United States Steel Corp., 144A, 8.375%, 7/1/2021 (b)		810,000	850,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		90,000	92,475
144A, 5.625%, 10/1/2024		45,000	46,125
			12,215,539
Telecommunication Services 13.5%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020 (b)		305,000	316,437
Series T, 5.8%, 3/15/2022		380,000	368,957
Series S, 6.45%, 6/15/2021		545,000	553,856
		Principal Amount ($)(a)	Value ($)

Series W, 6.75%, 12/1/2023		250,000	245,625
Series Y, 7.5%, 4/1/2024 (b)		635,000	640,556
CyrusOne LP, 6.375%, 11/15/2022		310,000	322,400
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		265,000	197,094
144A, 8.25%, 9/30/2020		760,000	634,600
Digicel Ltd.:
144A, 6.75%, 3/1/2023		390,000	331,500
144A, 7.0%, 2/15/2020		200,000	185,000
Frontier Communications Corp.:
6.25%, 9/15/2021		540,000	509,091
7.125%, 1/15/2023		605,000	541,475
10.5%, 9/15/2022		615,000	650,747
11.0%, 9/15/2025		430,000	445,050
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		230,000	247,509
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (b)		452,000	445,220
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		175,000	171,500
5.375%, 8/15/2022		675,000	681,750
5.375%, 1/15/2024		165,000	165,619
5.375%, 5/1/2025		200,000	198,500
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020 (b)		745,000	780,008
7.0%, 8/15/2020		350,000	311,500
Sprint Corp., 7.125%, 6/15/2024		1,345,000	1,072,637
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		899,000	930,465
6.125%, 1/15/2022		110,000	115,363
6.375%, 3/1/2025		497,000	519,365
6.5%, 1/15/2026 (b)		15,000	15,825
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		195,000	200,363
Windstream Services LLC, 7.75%, 10/15/2020 (b)		335,000	328,300
Zayo Group LLC:
6.0%, 4/1/2023		530,000	537,950
6.375%, 5/15/2025		386,000	393,720
			13,057,982
Utilities 4.3%
Calpine Corp.:
5.375%, 1/15/2023		240,000	234,000
5.75%, 1/15/2025 (b)		240,000	233,400
Dynegy, Inc.:
7.375%, 11/1/2022		235,000	226,775
7.625%, 11/1/2024		425,000	408,000
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		550,000	275,000
GenOn Americas Generation LLC, 8.5%, 10/1/2021		250,000	198,750
GenOn Energy, Inc., 7.875%, 6/15/2017		100,000	84,000
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		190,000	172,900
NRG Energy, Inc.:
6.25%, 7/15/2022 (b)		1,000,000	970,000
6.25%, 5/1/2024 (b)		770,000	732,948
144A, 7.25%, 5/15/2026 (b)		385,000	383,075
7.875%, 5/15/2021		132,000	136,620
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		95,000	83,600
			4,139,068
Total Corporate Bonds (Cost $90,262,969)			89,417,142
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligation 1.1%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (c) (Cost $1,100,934)		1,100,000	1,101,274

Loan Participations and Assignments 0.2%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		249,348	220,272
Total Loan Participations and Assignments (Cost $923,805)			220,272

Convertible Bonds 1.9%
Energy 0.5%
Chesapeake Energy Corp.:
2.25%, 12/15/2038		350,000	281,750
2.5%, 5/15/2037		155,000	142,988
			424,738
Materials 1.4%
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018		1,373,292	1,386,695
Total Convertible Bonds (Cost $1,683,257)			1,811,433

Preferred Security 1.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $791,721)		1,135,000	933,538

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	15	31,531
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	24,000	0
Quad Graphics, Inc.	237	5,520
		5,520
Materials 0.1%
GEO Specialty Chemicals, Inc.*	144,027	52,210
GEO Specialty Chemicals, Inc. 144A*	2,206	799
		53,009
Total Common Stocks (Cost $345,503)		90,060

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $244,286)	1,100	2,787

Securities Lending Collateral 15.7%
Daily Assets Fund "Capital Shares", 0.51% (e) (f) (Cost $15,142,537)	15,142,537	15,142,537

Cash Equivalents 1.2%
Deutsche Central Cash Management Government Fund, 0.44% (e) (Cost $1,103,719)	1,103,719	1,103,719

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $111,598,731)†	114.0	109,822,762
Other Assets and Liabilities, Net	(14.0)	(13,505,110)
Net Assets	100.0	96,317,652

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	550,000	346,760	275,000
					1,046,760	275,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2016.

† The cost for federal income tax purposes was $111,598,731. At June 30, 2016, net unrealized depreciation for all securities based on tax cost was $1,775,969. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,128,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,904,415.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $14,636,042, which is 15.2% of net assets.

(c) At June 30, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	53,353	31,531	0.03

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At June 30, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Dates	Notional Amount ($) (g)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
12/20/2019	630,000[1]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	(20,782)	29,448	(50,230)
3/20/2019	1,500,000[2]	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B	(67,494)	84,590	(152,084)
Total unrealized depreciation						(202,314)

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Morgan Stanley

2 Goldman Sachs & Co.

As of June 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	117,000	USD	133,578	7/14/2016	3,672	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	13,004	USD	14,291	7/29/2016	(156)	Bank of America

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 89,417,142	$ —	$ 89,417,142
Government & Agency Obligation	—	1,101,274	—	1,101,274
Loan Participations and Assignments	—	220,272	0	220,272
Convertible Bonds	—	424,738	1,386,695	1,811,433
Preferred Security	—	933,538	—	933,538
Common Stocks (i)	5,520	—	84,540	90,060
Warrant	—	—	2,787	2,787
Short-Term Investments (i)	16,246,256	—	—	16,246,256
Derivatives (j)
Forward Foreign Currency Exchange Contracts	—	3,672	—	3,672
Total	$ 16,251,776	$ 92,100,636	$ 1,474,022	$ 109,826,434
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Credit Default Swap Contracts	$ —	$ (202,314)	$ —	$ (202,314)
Forward Foreign Currency Exchange Contracts	—	(156)	—	(156)
Total	$ —	$ (202,470)	$ —	$ (202,470)

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Loan Participations and Assignments	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2015	$ 0	$ 1,551,885	$ 93,597	$ 1,879	$ 1,647,361
Realized gains (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	(219,726)	(9,057)	908	(227,875)
Amortization of premium/accretion of discount	—	4,181	—	—	4,181
Purchases	—	50,355	—	—	50,355
(Sales)	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—
Transfer (out) of Level 3	—	—	—	—	—
Balance as of June 30, 2016	$ 0	$ 1,386,695	$ 84,540	$ 2,787	$ 1,474,022
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016	$ —	$ (219,726)	$ (9,057)	$ 908	$ (227,875)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/16	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$31,531	Market Approach	EV/EBITDA Multiple	8.50
			Discount to public comparables	15%
			Discount for lack of marketability	15%
Industrials	$0	Asset Valuation	Book Value of Equity	0%
Materials	$53,009	Market Approach	EV/EBITDA Multiple	5.66
			Discount to public comparables	20%
			Discount for lack of marketability	15%
Warrants
Materials	$2,787	Black Scholes Option Pricing Model	Implied Volatility	24.6%
			Illiquidity Discount	20%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated Price	0
Convertible Bonds
Materials	$1,386,695	Discounted Cash Flow & Black Scholes Option Pricing Model Methodology	Discount Rate	13.12%
			Illiquidity Discount	20%
			Implied Volatility of Conversion Option	23.41%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s fixed income investments include the discount rate used to calculate the net present value of the future cash flows. A significant change in the discount rate could have a material impact to the fair value measurement. Generally, there is an indirect relationship between the fair valuation of a fixed income security and discount rate.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $95,352,475) — including $14,636,042 of securities loaned	$ 93,576,506
Investment in Daily Assets Fund (cost $15,142,537)*	15,142,537
Investment in Deutsche Central Cash Management Government Fund (cost $1,103,719)	1,103,719
Total investments in securities, at value (cost $111,598,731)	109,822,762
Foreign currency, at value (cost $4,726)	4,751
Receivable for investments sold	787,865
Receivable for Fund shares sold	3,283
Interest receivable	1,375,555
Unrealized appreciation on forward foreign currency exchange contracts	3,672
Upfront payments paid on bilateral swap contracts	114,038
Other assets	691
Total assets	112,112,617
Liabilities
Payable upon return of securities loaned	15,142,537
Payable for investments purchased	223,938
Payable for Fund shares redeemed	54,808
Unrealized depreciation on bilateral swap contracts	202,314
Unrealized depreciation on forward foreign currency exchange contracts	156
Accrued management fee	35,677
Accrued Trustees' fees	1,111
Other accrued expenses and payables	134,424
Total liabilities	15,794,965
Net assets, at value	$ 96,317,652
Net Assets Consist of
Undistributed net investment income	3,161,935
Net unrealized appreciation (depreciation) on: Investments	(1,775,969)
Swap contracts	(202,314)
Foreign currency	3,528
Accumulated net realized gain (loss)	(44,504,424)
Paid-in capital	139,634,896
Net assets, at value	$ 96,317,652
Class A Net Asset Value, offering and redemption price per share ($96,167,123 ÷ 16,342,512 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.88
Class B Net Asset Value, offering and redemption price per share ($150,529 ÷ 25,496 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Interest	$ 3,091,624
Dividends	138
Income distributions — Deutsche Central Cash Management Government Fund	7,351
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	29,897
Total income	3,129,010
Expenses: Management fee	249,097
Administration fee	49,819
Distribution service fee (Class B)	1,770
Recordkeeping fees (Class B)	1,027
Services to shareholders	760
Custodian fee	11,368
Professional fees	46,312
Reports to shareholders	17,416
Trustees' fees and expenses	3,500
Other	20,472
Total expenses before expense reductions	401,541
Expense reductions	(40,787)
Total expenses after expense reductions	360,754
Net investment income (loss)	2,768,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,226,800)
Swap contracts	(123,300)
Foreign currency	261
(3,349,839)
Change in net unrealized appreciation (depreciation) on: Investments	5,806,502
Swap contracts	355,126
Foreign currency	3,528
6,165,156
Net gain (loss)	2,815,317
Net increase (decrease) in net assets resulting from operations	$ 5,583,573

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 2,768,256	$ 6,638,151
Net realized gain (loss)	(3,349,839)	(4,223,311)
Change in net unrealized appreciation (depreciation)	6,165,156	(7,046,460)
Net increase (decrease) in net assets resulting from operations	5,583,573	(4,631,620)
Distributions to shareholders from: Net investment income: Class A	(6,259,405)	(8,457,661)
Class B	(122,558)	(6,469)
Total distributions	(6,381,963)	(8,464,130)
Fund share transactions: Class A Proceeds from shares sold	7,624,858	17,956,787
Reinvestment of distributions	6,259,405	8,457,661
Payments for shares redeemed	(17,943,075)	(47,358,324)
Net increase (decrease) in net assets from Class A share transactions	(4,058,812)	(20,943,876)
Class B Proceeds from shares sold	4,318,693	29,829,991
Reinvestment of distributions	122,558	6,469
Payments for shares redeemed	(7,417,173)	(26,867,647)
Net increase (decrease) in net assets from Class B share transactions	(2,975,922)	2,968,813
Increase (decrease) in net assets	(7,833,124)	(31,070,813)
Net assets at beginning of period	104,150,776	135,221,589
Net assets at end of period (including undistributed net investment income of $3,161,935 and $6,775,642, respectively)	$ 96,317,652	104,150,776
Other Information
Class A Shares outstanding at beginning of period	17,025,372	20,495,541
Shares sold	1,304,361	2,794,697
Shares issued to shareholders in reinvestment of distributions	1,081,072	1,315,344
Shares redeemed	(3,068,293)	(7,580,210)
Net increase (decrease) in Class A shares	(682,860)	(3,470,169)
Shares outstanding at end of period	16,342,512	17,025,372
Class B Shares outstanding at beginning of period	530,185	3,764
Shares sold	741,407	4,790,954
Shares issued to shareholders in reinvestment of distributions	21,094	998
Shares redeemed	(1,267,190)	(4,265,531)
Net increase (decrease) in Class B shares	(504,689)	526,421
Shares outstanding at end of period	25,496	530,185

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 5.93	$ 6.60	$ 6.96	$ 6.93	$ 6.56	$ 6.90
Income (loss) from investment operations: Net investment income[a]	.16	.32	.36	.39	.45	.51
Net realized and unrealized gain (loss)	.17	(.58)	(.25)	.14	.48	(.24)
Total from investment operations	.33	(.26)	.11	.53	.93	.27
Less distributions from: Net investment income	(.38)	(.41)	(.47)	(.50)	(.56)	(.61)
Net asset value, end of period	$ 5.88	$ 5.93	$ 6.60	$ 6.96	$ 6.93	$ 6.56
Total Return (%)	5.68[b]**	(4.44)[b]	1.47[b]	7.91[b]	14.91	3.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	101	135	165	178	169
Ratio of expenses before expense reductions (%)	.80*	.75	.75	.73	.72	.72
Ratio of expenses after expense reductions (%)	.72*	.72	.73	.72	.72	.72
Ratio of net investment income (%)	5.56*	5.09	5.21	5.69	6.68	7.59
Portfolio turnover rate (%)	44**	47	52	58	58	59
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 5.94	$ 6.63	$ 6.99	$ 6.97	$ 6.59	$ 6.93
Income (loss) from investment operations: Net investment income[a]	.16	.32	.35	.36	.43	.49
Net realized and unrealized gain (loss)	.16	(.61)	(.26)	.15	.49	(.24)
Total from investment operations	.32	(.29)	.09	.51	.92	.25
Less distributions from: Net investment income	(.36)	(.40)	(.45)	(.49)	(.54)	(.59)
Net asset value, end of period	$ 5.90	$ 5.94	$ 6.63	$ 6.99	$ 6.97	$ 6.59
Total Return (%)	5.52[b]**	(4.95)[b]	1.22[b]	7.44[b]	14.70[b]	3.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	3.03		.32	.09	.09
Ratio of expenses before expense reductions (%)	1.20*	1.14	1.13	1.10	.99	.99
Ratio of expenses after expense reductions (%)	.98*	1.02	.97	.97	.99	.99
Ratio of net investment income (%)	5.25*	4.86	5.09	5.29	6.42	7.33
Portfolio turnover rate (%)	44**	47	52	58	58	59
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $41,155,000, including $34,532,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($17,300,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $6,623,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,905,000) and long-term losses ($4,718,000 ).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $2,130,000 to $9,570,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $148,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 3,672
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on foreign forward currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ -—	$ (202,314)	$ (202,314)
Foreign Exchange Contracts (b)	(156)	-—	(156)
	$ (156)	$ (202,314)	$ (202,470)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on bilateral swap contracts

(b) Unrealized depreciation on foreign forward currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ -—	$ (123,300)	$ (123,300)
Foreign Exchange Contracts (b)	2,254	-—	2,254
	$ 2,254	$ (123,300)	$ (121,046)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ -—	$ 355,126	$ 355,126
Foreign Exchange Contracts (b)	3,516	-—	3,516
	$ 3,516	$ 355,126	$ 358,642

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 3,672	$ —	$ —	$ 3,672
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$ 156	$ —	$ —	$ 156
Goldman Sachs & Co.	152,084	—	—	152,084
Morgan Stanley	50,230	—	—	50,230
	$ 202,470	$ —	$ —	$ 202,470

C. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $42,055,288 and $49,677,005, respectively. Purchases and sales of U.S. Treasury obligations aggregated $0 and $194,195, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.72%
Class B	.98%

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 39,257
Class B	1,530
$ 40,787

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $49,819, of which $8,391 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 151	$ 77
Class B	35	18
	$ 186	$ 95

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee was $1,770, of which $301 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,538, of which $5,995 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,623.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 30%. Three participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 10%, 30% and 60%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,056.80	$ 1,055.20
Expenses Paid per $1,000*	$ 3.68	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.28	$ 1,019.99
Expenses Paid per $1,000*	$ 3.62	$ 4.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.72%	.98%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2HI-3 (R-028385-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Large Cap Value VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Information About Your Fund's Expenses

18 Proxy Voting

19 Advisory Agreement Board Considerations and Fee Evaluation0

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.78% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Large Cap Value VIP
■ Deutsche Large Cap Value VIP — Class A ■ Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,151	$8,250	$10,786	$12,723	$15,040
	Average annual total return	–8.49%	–17.50%	2.56%	4.93%	4.17%
Russell 1000® Value Index	Growth of $10,000	$10,630	$10,286	$13,262	$17,119	$18,130
	Average annual total return	6.30%	2.86%	9.87%	11.35%	6.13%
Deutsche Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,136	$8,228	$10,691	$12,527	$14,557
	Average annual total return	–8.64%	–17.72%	2.25%	4.61%	3.83%
Russell 1000® Value Index	Growth of $10,000	$10,630	$10,286	$13,262	$17,119	$18,130
	Average annual total return	6.30%	2.86%	9.87%	11.35%	6.13%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Common Stocks	98%	99%
Cash Equivalents	1%	1%
Master Limited Partnership	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks and Master Limited Partnership)	6/30/16	12/31/15

Financials	23%	17%
Energy	15%	9%
Health Care	14%	31%
Industrials	14%	8%
Consumer Staples	10%	8%
Consumer Discretionary	9%	16%
Information Technology	8%	6%
Utilities	5%	4%
Materials	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Effective August 3. 2016, the following individuals manage the fund:

Walter R. Holman, CFA
Brendan O'Neill, CFA

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 8.9%
Hotels, Restaurants & Leisure 1.1%
Del Taco Restaurants, Inc.*	201,438	1,833,086
Yum! Brands, Inc.	8,641	716,512
		2,549,598
Household Durables 2.1%
Mohawk Industries, Inc.*	22,322	4,235,823
Newell Brands, Inc.	18,063	877,320
		5,113,143
Media 1.6%
Viacom, Inc. "B"	91,267	3,784,842
Multiline Retail 1.4%
Target Corp.	48,800	3,407,216
Specialty Retail 2.7%
Home Depot, Inc.	18,062	2,306,337
The Michaels Companies, Inc.*	145,749	4,145,101
		6,451,438
Consumer Staples 9.7%
Beverages 2.2%
Constellation Brands, Inc. "A"	21,067	3,484,482
Dr. Pepper Snapple Group, Inc. (a)	17,947	1,734,218
		5,218,700
Food Products 3.3%
Archer-Daniels-Midland Co.	80,537	3,454,232
McCormick & Co., Inc. (a)	34,667	3,697,929
The WhiteWave Foods Co.*	15,870	744,938
		7,897,099
Household Products 2.4%
Colgate-Palmolive Co.	49,582	3,629,402
Kimberly-Clark Corp.	14,558	2,001,434
		5,630,836
Tobacco 1.8%
Reynolds American, Inc.	79,945	4,311,434
Energy 14.6%
Energy Equipment & Services 4.5%
Ensco PLC "A"	240,188	2,332,225
Halliburton Co.	68,100	3,084,249
Helmerich & Payne, Inc. (a)	44,800	3,007,424
Noble Corp. PLC	129,100	1,063,784
Schlumberger Ltd.	15,600	1,233,648
		10,721,330
Oil, Gas & Consumable Fuels 9.6%
Chevron Corp.	23,890	2,504,389
EOG Resources, Inc. (a)	11,802	984,523
Exxon Mobil Corp.	60,402	5,662,083
Hess Corp.	54,548	3,278,335
Occidental Petroleum Corp.	19,500	1,473,420
Pioneer Natural Resources Co. (a)	4,410	666,836
Tesoro Corp.	57,210	4,286,173
Valero Energy Corp.	78,510	4,004,010
		22,859,769
Financials 21.9%
Banks 11.0%
Bank of America Corp.	73,569	976,261
Citigroup, Inc.	116,430	4,935,468
	Shares	Value ($)

JPMorgan Chase & Co.	136,545	8,484,906
PNC Financial Services Group, Inc.	48,900	3,979,971
SunTrust Banks, Inc.	113,810	4,675,315
Wells Fargo & Co.	68,500	3,242,105
		26,294,026
Capital Markets 4.4%
Affiliated Managers Group, Inc.* (a)	34,058	4,794,344
The Goldman Sachs Group, Inc.	37,715	5,603,695
		10,398,039
Insurance 2.6%
Allstate Corp.	39,700	2,777,015
Hartford Financial Services Group, Inc.	79,593	3,532,337
		6,309,352
Real Estate Investment Trusts 3.9%
AvalonBay Communities, Inc. (REIT)	7,437	1,341,560
Prologis, Inc. (REIT)	82,072	4,024,811
Simon Property Group, Inc. (REIT)	17,600	3,817,440
		9,183,811
Health Care 13.7%
Biotechnology 6.5%
Alexion Pharmaceuticals, Inc.*	26,884	3,138,976
Celgene Corp.*	49,354	4,867,785
Gilead Sciences, Inc.	30,756	2,565,665
Puma Biotechnology, Inc.* (a)	98,126	2,923,174
Sarepta Therapeutics, Inc.* (a)	109,309	2,084,523
		15,580,123
Health Care Providers & Services 4.1%
Cigna Corp.	76,323	9,768,581
Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	55,868	4,109,091
Valeant Pharmaceuticals International, Inc.*	157,500	3,172,050
		7,281,141
Industrials 13.6%
Aerospace & Defense 4.6%
Lockheed Martin Corp.	7,973	1,978,659
Northrop Grumman Corp.	9,051	2,011,856
Raytheon Co.	14,546	1,977,529
United Technologies Corp.	47,900	4,912,145
		10,880,189
Building Products 0.6%
A.O. Smith Corp.	16,230	1,430,025
Construction & Engineering 1.0%
Jacobs Engineering Group, Inc.*	47,366	2,359,301
Industrial Conglomerates 1.4%
Danaher Corp.	34,000	3,434,000
Machinery 4.2%
IDEX Corp.	28,800	2,364,480
Ingersoll-Rand PLC	49,900	3,177,632
Stanley Black & Decker, Inc.	27,100	3,014,062
Wabtec Corp. (a)	21,299	1,495,829
		10,052,003
Trading Companies & Distributors 1.8%
Beacon Roofing Supply, Inc.*	70,576	3,209,091
W.W. Grainger, Inc. (a)	5,300	1,204,425
		4,413,516
	Shares	Value ($)

Information Technology 7.9%
Communications Equipment 1.0%
CommScope Holding Co., Inc.*	81,059	2,515,261
IT Services 1.3%
CSRA, Inc.	130,081	3,047,798
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc.	21,000	1,189,440
Applied Materials, Inc.	95,517	2,289,542
Microchip Technology, Inc. (a)	24,500	1,243,620
Micron Technology, Inc.*	5,009	68,924
NXP Semiconductors NV*	13,300	1,041,922
		5,833,448
Software 2.0%
Autodesk, Inc.*	61,600	3,335,024
Microsoft Corp.	26,522	1,357,131
		4,692,155
Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.	60,100	2,840,326
Materials 1.9%
Chemicals
Scotts Miracle-Gro Co. "A"	64,200	4,488,222
Utilities 5.2%
Electric Utilities 2.4%
NextEra Energy, Inc.	43,200	5,633,280
Multi-Utilities 2.8%
Dominion Resources, Inc. (a)	63,426	4,942,788
WEC Energy Group, Inc.	27,666	1,806,590
		6,749,378
Total Common Stocks (Cost $233,395,997)		231,129,380
	Shares	Value ($)

Master Limited Partnership 0.5%
Oil, Gas & Consumable Fuels
Enterprise Products Partners LP (Cost $ 1,221,891)	41,900	1,225,994

Securities Lending Collateral 9.5%
Daily Assets Fund "Capital Shares", 0.51% (b) (c) (Cost $22,610,159)	22,610,159	22,610,159

Cash Equivalents 1.3%
Deutsche Central Cash Management Government Fund, 0.44% (b) (Cost $2,981,724)	2,981,724	2,981,724

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $260,209,771)†	108.2	257,947,257
Other Assets and Liabilities, Net	(8.2)	(19,452,804)
Net Assets	100.0	238,494,453

* Non-income producing security.

† The cost for federal income tax purposes was $262,643,002. At June 30, 2016, net unrealized depreciation for all securities based on tax cost was $4,695,745. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,031,054 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,726,799.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $22,396,962, which is 9.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 231,129,380	$ —	$ —	$ 231,129,380
Master Limited Partnership	1,225,994	—	—	1,225,994
Short-Term Investments (d)	25,591,883	—	—	25,591,883
Total	$ 257,947,257	$ —	$ —	$ 257,947,257

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $234,617,888) — including $22,396,962 of securities loaned	$ 232,355,374
Investment in Daily Assets Fund (cost $22,610,159)*	22,610,159
Investment in Deutsche Central Cash Management Government Fund (cost $2,981,724)	2,981,724
Total investments in securities, at value (cost $260,209,771)	257,947,257
Cash	18,083
Receivable for investments sold	4,049,173
Receivable for Fund shares sold	38,894
Dividends receivable	228,019
Interest receivable	15,523
Other assets	2,068
Total assets	262,299,017
Liabilities
Payable upon return of securities loaned	22,610,159
Payable for investments purchased	839,477
Payable for Fund shares redeemed	145,413
Accrued management fee	116,951
Accrued Trustees' fees	3,824
Other accrued expenses and payables	88,740
Total liabilities	23,804,564
Net assets, at value	$ 238,494,453
Net Assets Consist of
Undistributed net investment income	1,895,246
Net unrealized appreciation (depreciation) on investments	(2,262,514)
Accumulated net realized gain (loss)	(27,429,021)
Paid-in capital	266,290,742
Net assets, at value	$ 238,494,453
Class A Net Asset Value, offering and redemption price per share ($234,868,828 ÷ 17,840,532 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.16
Class B Net Asset Value, offering and redemption price per share ($3,625,625 ÷ 274,529 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.21

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends	$ 2,807,575
Income distributions — Deutsche Central Cash Management Government Fund	12,158
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	37,533
Total income	2,857,266
Expenses: Management fee	798,681
Administration fee	122,933
Services to shareholders	2,269
Record keeping fees (Class B)	1,210
Distribution and service fee (Class B)	4,797
Custodian fee	9,198
Professional fees	37,002
Reports to shareholders	15,260
Trustees' fees and expenses	8,554
Other	8,923
Total expenses before expense reductions	1,008,827
Expense reductions	(96,668)
Total expenses after expense reductions	912,159
Net investment income	$ 1,945,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(24,905,064)
Change in net unrealized appreciation (depreciation) on investments	(2,579,579)
Net gain (loss)	(27,484,643)
Net increase (decrease) in net assets resulting from operations	(25,539,536)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 1,945,107	$ 2,553,436
Net realized gain (loss)	(24,905,064)	10,078,803
Change in net unrealized appreciation (depreciation)	(2,579,579)	(38,128,300)
Net increase (decrease) in net assets resulting from operations	(25,539,536)	(25,496,061)
Distributions to shareholders from: Net investment income: Class A	(2,434,486)	(5,899,426)
Class B	(25,893)	(54,717)
Net realized gains: Class A	(12,035,759)	(17,852,466)
Class B	(185,570)	(214,368)
Total distributions	(14,681,708)	(24,020,977)
Fund share transactions: Class A Proceeds from shares sold	3,032,831	6,111,736
Reinvestment of distributions	14,470,245	23,751,892
Payments for shares redeemed	(35,989,831)	(118,444,533)
Net increase (decrease) in net assets from Class A share transactions	(18,486,755)	(88,580,905)
Class B Proceeds from shares sold	61,623	538,133
Reinvestment of distributions	211,463	269,085
Payments for shares redeemed	(524,754)	(881,598)
Net increase (decrease) in net assets from Class B share transactions	(251,668)	(74,380)
Increase (decrease) in net assets	(58,959,667)	(138,172,323)
Net assets at beginning of period	297,454,120	435,626,443
Net assets at end of period (including undistributed net investment income of $1,895,246 and $2,410,518, respectively)	$ 238,494,453	$ 297,454,120
Other Information
Class A Shares outstanding at beginning of period	19,157,658	24,769,255
Shares sold	221,827	372,428
Shares issued to shareholders in reinvestment of distributions	1,079,869	1,389,812
Shares redeemed	(2,618,822)	(7,373,837)
Net increase (decrease) in Class A shares	(1,317,126)	(5,611,597)
Shares outstanding at end of period	17,840,532	19,157,658
Class B Shares outstanding at beginning of period	291,996	297,108
Shares sold	4,487	32,072
Shares issued to shareholders in reinvestment of distributions	15,722	15,690
Shares redeemed	(37,676)	(52,874)
Net increase (decrease) in Class B shares	(17,467)	(5,112)
Shares outstanding at end of period	274,529	291,996

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 15.29	$ 17.38	$ 15.97	$ 12.45	$ 11.56	$ 11.80
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.11	.24	.26	.25	.25
Net realized and unrealized gain (loss)	(1.40)	(1.20)	1.45	3.54	.87	(.24)
Total from investment operations	(1.29)	(1.09)	1.69	3.80	1.12	.01
Less distributions from: Net investment income	(.14)	(.25)	(.28)	(.28)	(.23)	(.25)
Net realized gains on investment transactions	(.70)	(.75)	—	—	—	—
Total distributions	(.84)	(1.00)	(.28)	(.28)	(.23)	(.25)
Net asset value, end of period	$ 13.16	$ 15.29	$ 17.38	$ 15.97	$ 12.45	$ 11.56
Total Return (%)	(8.49)b**	(6.87)[b]	10.72[b]	30.89[b]	9.79[b]	(.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	293	430	432	377	396
Ratio of expenses before expense reductions (%)	.82*	.78	.78	.78	.78	.79
Ratio of expenses after expense reductions (%)	.74*	.73	.73	.74	.77	.79
Ratio of net investment income (loss) (%)	1.59*	.65	1.43	1.82	2.04	2.15
Portfolio turnover rate (%)	91**	121	133	54	63	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 15.31	$ 17.40	$ 15.99	$ 12.46	$ 11.57	$ 11.81
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.06	.18	.22	.21	.22
Net realized and unrealized gain (loss)	(1.39)	(1.21)	1.46	3.55	.88	(.25)
Total from investment operations	(1.30)	(1.15)	1.64	3.77	1.09	(.03)
Less distributions from: Net investment income	(.10)	(.19)	(.23)	(.24)	(.20)	(.21)
Net realized gains on investment transactions	(.70)	(.75)	—	—	—	—
Total distributions	(.80)	(.94)	(.23)	(.24)	(.20)	(.21)
Net asset value, end of period	$ 13.21	$ 15.31	$ 17.40	$ 15.99	$ 12.46	$ 11.57
Total Return (%)	(8.64)b**	(7.16)[b]	10.36[b]	30.54[b]	9.44[b]	(.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	5	4	3
Ratio of expenses before expense reductions (%)	1.13*	1.10	1.09	1.09	1.09	1.10
Ratio of expenses after expense reductions (%)	1.05*	1.04	1.04	1.05	1.08	1.10
Ratio of net investment income (loss) (%)	1.30*	.35	1.10	1.52	1.73	1.84
Portfolio turnover rate (%)	91**	121	133	54	63	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $222,235,963 and $255,496,157, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2016, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.73%
Class B	1.04%

Effective May 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.75%
Class B	1.06%

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 94,992
Class B	1,676
$ 96,668

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $122,933, of which $19,688 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 212	$ 114
Class B	111	55
	$ 323	$ 169

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee aggregated $4,797, of which $750 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,306, of which $4,668 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,298.

D. Ownership of the Fund

At June 30, 2016, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50%, 29% and 15%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 62% and 16%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 915.10	$ 913.60
Expenses Paid per $1,000*	$ 3.52	$ 5.00
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.18	$ 1,019.64
Expenses Paid per $1,000*	$ 3.72	$ 5.27

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Large Cap Value VIP	.74%	1.05%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Large Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2014 and during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2LCV-3 (R-028386-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 0.72% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP
■ Deutsche Small Mid Cap Growth VIP — Class A ■ Russell 2500™ Growth Index

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,970	$8,974	$13,117	$14,833	$16,279
	Average annual total return	–0.30%	–10.26%	9.46%	8.20%	4.99%
Russell 2500 Growth Index	Growth of $10,000	$9,997	$9,231	$12,972	$15,576	$21,511
	Average annual total return	–0.03%	–7.69%	9.06%	9.27%	7.96%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Common Stocks	95%	98%
Cash Equivalents	5%	2%
Convertible Preferred Stock	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Preferred Stock)	6/30/16	12/31/15

Consumer Discretionary	21%	20%
Information Technology	20%	20%
Industrials	18%	17%
Health Care	16%	23%
Financials	8%	9%
Materials	7%	5%
Consumer Staples	6%	4%
Energy	3%	2%
Telecommunication Services	1%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA
Rafaelina M. Lee

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 95.4%
Consumer Discretionary 20.3%
Auto Components 2.5%
Gentherm, Inc.*	38,010	1,301,843
Tenneco, Inc.*	34,382	1,602,545
		2,904,388
Diversified Consumer Services 0.9%
Bright Horizons Family Solutions, Inc.*	4,300	285,133
ServiceMaster Global Holdings, Inc.*	19,800	788,040
		1,073,173
Hotels, Restaurants & Leisure 4.4%
Fogo De Chao, Inc.* (a)	37,723	492,662
Jack in the Box, Inc.	24,652	2,118,100
La Quinta Holdings, Inc.*	59,849	682,279
Panera Bread Co. "A"* (a)	8,568	1,815,902
		5,108,943
Household Durables 1.9%
iRobot Corp.* (a)	37,393	1,311,746
Newell Brands, Inc.	16,958	823,650
		2,135,396
Leisure Products 1.0%
Polaris Industries, Inc. (a)	14,619	1,195,249
Media 1.3%
Cinemark Holdings, Inc.	39,218	1,429,888
Specialty Retail 5.9%
Burlington Stores, Inc.*	23,700	1,581,027
Outerwall, Inc. (a)	18,231	765,702
The Children's Place, Inc. (a)	18,041	1,446,527
Ulta Salon, Cosmetics & Fragrance, Inc.*	9,069	2,209,571
Urban Outfitters, Inc.*	30,305	833,388
		6,836,215
Textiles, Apparel & Luxury Goods 2.4%
Carter's, Inc.	12,586	1,340,032
Hanesbrands, Inc.	54,194	1,361,895
		2,701,927
Consumer Staples 5.4%
Food & Staples Retailing 2.2%
Casey's General Stores, Inc.	14,482	1,904,528
United Natural Foods, Inc.*	13,064	611,395
		2,515,923
Food Products 3.2%
Hain Celestial Group, Inc.*	32,043	1,594,139
The WhiteWave Foods Co.*	44,530	2,090,238
		3,684,377
Energy 2.7%
Energy Equipment & Services 1.7%
Core Laboratories NV (a)	6,974	864,009
Dril-Quip, Inc.*	7,284	425,604
Patterson-UTI Energy, Inc.	30,100	641,732
		1,931,345
Oil, Gas & Consumable Fuels 1.0%
Diamondback Energy, Inc.* (a)	9,620	877,440
Gulfport Energy Corp.*	10,294	321,791
		1,199,231
	Shares	Value ($)

Financials 8.1%
Banks 4.9%
FCB Financial Holdings, Inc. "A"* (a)	30,740	1,045,160
Pinnacle Financial Partners, Inc.	23,461	1,146,070
Signature Bank*	8,291	1,035,712
South State Corp. (a)	14,273	971,278
SVB Financial Group*	6,741	641,473
Talmer Bancorp., Inc. "A"	40,850	783,094
		5,622,787
Capital Markets 1.6%
Lazard Ltd. "A"	23,866	710,729
Moelis & Co. "A"	22,802	513,045
Oaktree Capital Group LLC	14,942	668,804
		1,892,578
Real Estate Investment Trusts 1.6%
National Storage Affiliates Trust (REIT)	28,375	590,768
Urban Edge Properties (REIT) (a)	40,000	1,194,400
		1,785,168
Health Care 15.6%
Biotechnology 4.7%
Alkermes PLC*	19,068	824,119
Ligand Pharmaceuticals, Inc.* (a)	12,190	1,453,901
Neurocrine Biosciences, Inc.* (a)	14,801	672,706
Retrophin, Inc.*	87,925	1,565,944
Spectrum Pharmaceuticals, Inc.* (a)	132,070	867,700
		5,384,370
Health Care Providers & Services 6.6%
Centene Corp.*	31,422	2,242,588
Kindred Healthcare, Inc.	123,458	1,393,841
Molina Healthcare, Inc.* (a)	24,381	1,216,612
Providence Service Corp.*	52,452	2,354,045
Teladoc, Inc.* (a)	22,900	366,858
		7,573,944
Life Sciences Tools & Services 1.1%
PAREXEL International Corp.*	20,753	1,304,949
Pharmaceuticals 3.2%
Flamel Technologies SA (ADR)*	173,244	1,860,641
Medicines Co.* (a)	22,331	750,991
Orexigen Therapeutics, Inc.*	216,200	92,966
Pacira Pharmaceuticals, Inc.*	30,483	1,028,192
		3,732,790
Industrials 17.1%
Aerospace & Defense 1.6%
DigitalGlobe, Inc.*	37,813	808,820
HEICO Corp. (a)	15,722	1,050,387
		1,859,207
Airlines 0.7%
JetBlue Airways Corp.* (a)	50,073	829,209
Building Products 2.1%
A.O. Smith Corp.	13,141	1,157,853
Fortune Brands Home & Security, Inc.	21,743	1,260,442
		2,418,295
Construction & Engineering 1.1%
Primoris Services Corp.	66,842	1,265,319
	Shares	Value ($)

Electrical Equipment 3.4%
Acuity Brands, Inc.	6,962	1,726,298
AZZ, Inc.	26,822	1,608,784
Thermon Group Holdings, Inc.*	28,935	555,841
		3,890,923
Machinery 6.4%
IDEX Corp.	12,700	1,042,670
John Bean Technologies Corp.	18,300	1,120,326
Middleby Corp.* (a)	19,960	2,300,390
WABCO Holdings, Inc.*	21,222	1,943,298
Watts Water Technologies, Inc. "A"	16,195	943,521
		7,350,205
Marine 0.5%
Kirby Corp.*	10,100	630,139
Professional Services 1.3%
On Assignment, Inc.*	39,544	1,461,151
Information Technology 19.2%
Communications Equipment 0.5%
Palo Alto Networks, Inc.*	4,148	508,711
Electronic Equipment, Instruments & Components 3.9%
Cognex Corp.	44,216	1,905,710
IPG Photonics Corp.* (a)	20,128	1,610,240
VeriFone Systems, Inc.*	53,738	996,302
		4,512,252
Internet Software & Services 3.0%
CoStar Group, Inc.* (a)	7,327	1,602,122
LogMeIn, Inc.*	14,000	888,020
WebMD Health Corp.* (a)	16,245	943,997
		3,434,139
IT Services 6.0%
Broadridge Financial Solutions, Inc.	23,570	1,536,764
Cardtronics, Inc.* (a)	48,508	1,931,103
MAXIMUS, Inc.	31,434	1,740,501
WEX, Inc.*	9,098	806,720
WNS Holdings Ltd. (ADR)*	34,828	940,356
		6,955,444
Semiconductors & Semiconductor Equipment 1.8%
Advanced Energy Industries, Inc.*	38,693	1,468,786
Mellanox Technologies Ltd.*	13,600	652,256
		2,121,042
	Shares	Value ($)

Software 4.0%
Aspen Technology, Inc.* (a)	34,583	1,391,620
Tyler Technologies, Inc.*	13,892	2,315,935
Ultimate Software Group, Inc.* (a)	4,343	913,289
		4,620,844
Materials 6.4%
Chemicals 3.5%
A. Schulman, Inc.	40,815	996,702
Huntsman Corp.	72,512	975,286
Minerals Technologies, Inc.	20,978	1,191,551
Trinseo SA*	20,825	894,017
		4,057,556
Construction Materials 1.2%
Eagle Materials, Inc.	17,856	1,377,591
Containers & Packaging 0.8%
Berry Plastics Group, Inc.*	21,424	832,322
Metals & Mining 0.9%
United States Steel Corp. (a)	62,100	1,047,006
Telecommunication Services 0.6%
Diversified Telecommunication Services
SBA Communications Corp. "A"*	6,155	664,371
Total Common Stocks (Cost $85,577,347)		109,848,367

Convertible Preferred Stock 0.3%
Health Care
Providence Service Corp., 5.5% (Cost $283,300)	2,833	318,748

Securities Lending Collateral 21.0%
Daily Assets Fund "Capital Shares", 0.51% (b) (c) (Cost $24,227,312)	24,227,312	24,227,312

Cash Equivalents 4.4%
Deutsche Central Cash Management Government Fund, 0.44% (b) (Cost $5,132,548)	5,132,548	5,132,548

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $115,220,507)†	121.1	139,526,975
Other Assets and Liabilities, Net	(21.1)	(24,331,381)
Net Assets	100.0	115,195,594

* Non-income producing security.

† The cost for federal income tax purposes was $116,013,454. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $23,513,521. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,325,724 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,812,203.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $23,895,301, which is 20.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 109,848,367	$ —	$ —	$ 109,848,367
Convertible Preferred Stock	—	—	318,748	318,748
Short-Term Investments (d)	29,359,860	—	—	29,359,860
Total	$ 139,208,227	$ —	$ 318,748	$ 139,526,975

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $85,860,647) — including $23,895,301 of securities loaned	$ 110,167,115
Investment in Daily Assets Fund (cost $24,227,312)*	24,227,312
Investment in Deutsche Central Cash Management Government Fund (cost $5,132,548)	5,132,548
Total investments in securities, at value (cost $115,220,507)	139,526,975
Cash	10,000
Receivable for investments sold	1,043,667
Receivable for Fund shares sold	739
Dividends receivable	17,399
Interest receivable	12,744
Other assets	1,043
Total assets	140,612,567
Liabilities
Payable upon return of securities loaned	24,227,312
Payable for investments purchased	1,011,735
Payable for Fund shares redeemed	50,142
Accrued management fee	52,945
Accrued Trustees' fees	1,078
Other accrued expenses and payables	73,761
Total liabilities	25,416,973
Net assets, at value	$ 115,195,594
Net Assets Consist of
Undistributed net investment income	39,672
Net unrealized appreciation (depreciation) on investments	24,306,468
Accumulated net realized gain (loss)	1,619,320
Paid-in capital	89,230,134
Net assets, at value	$ 115,195,594
Class A Net Asset Value, offering and redemption price per share ($115,195,594 ÷ 6,648,077 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 17.33

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,085)	$ 412,215
Interest	688
Income distributions — Deutsche Central Cash Management Government Fund	4,648
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	60,543
Total income	478,094
Expenses: Management fee	314,614
Administration fee	57,203
Services to shareholders	938
Custodian fee	5,320
Professional fees	37,856
Reports to shareholders	13,748
Trustees' fees and expenses	4,074
Other	4,669
Total expenses	438,422
Net investment income (loss)	39,672
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,401,631
Change in net unrealized appreciation (depreciation) on investments	(4,630,465)
Net gain (loss)	(2,228,834)
Net increase (decrease) in net assets resulting from operations	$ (2,189,162)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 39,672	$ (327,026)
Net realized gain (loss)	2,401,631	21,100,175
Change in net unrealized appreciation (depreciation)	(4,630,465)	(21,155,273)
Net increase (decrease) in net assets resulting from operations	(2,189,162)	(382,124)
Distributions to shareholders from: Net realized gains Class A	(20,264,895)	(13,914,292)
Fund share transactions: Class A Proceeds from shares sold	828,424	9,710,776
Reinvestment of distributions	20,264,895	13,914,292
Cost of shares redeemed	(18,638,393)	(46,020,854)
Net increase (decrease) in net assets from Class A share transactions	2,454,926	(22,395,786)
Increase (decrease) in net assets	(19,999,131)	(36,692,202)
Net assets at beginning of period	135,194,725	171,886,927
Net assets at end of period (including undistributed net investment income $39,672 and $0, respectively)	$ 115,195,594	$ 135,194,725
Other Information
Class A Shares outstanding at beginning of period	6,467,679	7,527,702
Shares sold	44,874	422,288
Shares issued to shareholders in reinvestment of distributions	1,137,838	604,706
Shares redeemed	(1,002,314)	(2,087,017)
Net increase (decrease) in Class A shares	180,398	(1,060,023)
Shares outstanding at end of period	6,648,077	6,467,679

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$20.90	$ 22.83	$ 21.59	$ 15.14	$ 13.24	$ 13.85
Income (loss) from investment operations: Net investment income (loss)[a]	.01	(.04)	(.02)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	.02[b]	(.00)	1.26	6.51	1.88	(.50)
Total from investment operations	.03	(.04)	1.24	6.47	1.90	(.53)
Less distributions from: Net investment income	—	—	—	(.02)	—	(.08)
Net realized gains	(3.60)	(1.89)	—	—	—	—
Total distributions	(3.60)	(1.89)	—	(.02)	—	(.08)
Net asset value, end of period	$ 17.33	$ 20.90	$ 22.83	$ 21.59	$ 15.14	$ 13.24
Total Return (%)	(.30)**	(.90)	5.74	42.78	14.35	(3.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	135	172	187	145	147
Ratio of expenses (%)	.77*	.72	.73	.72	.74	.73
Ratio of net investment income (loss) (%)	.07*	(.19)	(.11)	(.22)	.11	(.23)
Portfolio turnover rate (%)	11**	42	44	56	57	84

[a] Based on average shares outstanding during the period.

[b] Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond with the aggregate net loss on investments during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-trade funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $12,324,185 and $32,104,756, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.86%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $57,203, of which $9,626 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC aggregated $182, of which $81 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,194, of which $5,147 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,324.

D. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 69% and 26%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 997.00
Expenses Paid per $1,000*	$ 3.82
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.03
Expenses Paid per $1,000*	$ 3.87

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.77%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2SMCG-3 (R-028388-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

9 Statement of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 0.80% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP
■ Deutsche Small Mid Cap Value VIP — Class A ■ Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,046	$9,064	$12,283	$14,379	$18,214
	Average annual total return	0.46%	–9.36%	7.09%	7.53%	6.18%
Russell 2500 Value Index	Growth of $10,000	$10,784	$10,022	$12,646	$15,806	$18,812
	Average annual total return	7.84%	0.22%	8.14%	9.59%	6.52%
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,029	$9,032	$12,150	$14,124	$17,581
	Average annual total return	0.29%	–9.68%	6.71%	7.15%	5.80%
Russell 2500 Value Index	Growth of $10,000	$10,784	$10,022	$12,646	$15,806	$18,812
	Average annual total return	7.84%	0.22%	8.14%	9.59%	6.52%
The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Common Stocks	89%	97%
Cash Equivalents	11%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/16	12/31/15

Financials	29%	25%
Industrials	20%	26%
Information Technology	18%	19%
Consumer Discretionary	11%	10%
Energy	6%	5%
Health Care	5%	4%
Materials	4%	9%
Utilities	4%	—
Consumer Staples	3%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Richard Hanlon, CFA
Mary Schafer

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 91.2%
Consumer Discretionary 10.5%
Auto Components 2.7%
Standard Motor Products, Inc.	24,566	977,235
Visteon Corp.	48,870	3,216,135
		4,193,370
Leisure Products 1.5%
Polaris Industries, Inc. (a)	29,000	2,371,040
Media 1.6%
TEGNA, Inc.	109,700	2,541,749
Specialty Retail 2.8%
Hibbett Sports, Inc.* (a)	59,242	2,061,029
Ross Stores, Inc.	40,025	2,269,017
		4,330,046
Textiles, Apparel & Luxury Goods 1.9%
Hanesbrands, Inc.	118,874	2,987,304
Consumer Staples 2.7%
Food Products
ConAgra Foods, Inc.	88,722	4,241,799
Energy 5.2%
Oil, Gas & Consumable Fuels
Cimarex Energy Co.	28,351	3,382,841
Matador Resources Co.* (a)	102,122	2,022,016
QEP Resources, Inc.	150,981	2,661,795
		8,066,652
Financials 26.2%
Banks 9.2%
Capital Bank Financial Corp. "A" (a)	113,350	3,264,480
Great Western Bancorp., Inc.	96,938	3,057,424
KeyCorp	289,871	3,203,075
OFG Bancorp. (a)	307,463	2,551,943
Sterling Bancorp.	148,002	2,323,631
		14,400,553
Capital Markets 2.1%
Lazard Ltd. "A"	110,145	3,280,118
Consumer Finance 2.5%
Synchrony Financial*	152,355	3,851,535
Insurance 4.9%
CNO Financial Group, Inc.	211,313	3,689,525
Reinsurance Group of America, Inc.	40,388	3,917,232
		7,606,757
Real Estate Investment Trusts 5.2%
Agree Realty Corp. (REIT)	10,382	500,828
Gaming and Leisure Properties, Inc. (REIT)	72,982	2,516,419
Pebblebrook Hotel Trust (REIT)	101,600	2,667,000
Physicians Realty Trust (REIT)	113,600	2,386,736
		8,070,983
Thrifts & Mortgage Finance 2.3%
Walker & Dunlop, Inc.*	161,782	3,685,394
Health Care 4.8%
Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	32,400	2,569,968
HealthSouth Corp.	61,221	2,376,599
		4,946,567
	Shares	Value ($)

Life Sciences Tools & Services 1.6%
PerkinElmer, Inc.	49,343	2,586,560
Industrials 18.0%
Aerospace & Defense 2.6%
BWX Technologies, Inc.	62,690	2,242,421
Curtiss-Wright Corp.	22,139	1,865,211
		4,107,632
Air Freight & Logistics 1.3%
Forward Air Corp.	45,860	2,042,146
Commercial Services & Supplies 4.5%
Covanta Holding Corp.	130,425	2,145,491
Pitney Bowes, Inc.	192,791	3,431,680
The Brink's Co.	50,474	1,438,004
		7,015,175
Electrical Equipment 0.9%
Babcock & Wilcox Enterprises, Inc.*	93,551	1,374,264
Machinery 5.7%
Hillenbrand, Inc.	54,400	1,634,176
Stanley Black & Decker, Inc.	43,314	4,817,383
Xylem, Inc.	55,010	2,456,197
		8,907,756
Professional Services 1.1%
FTI Consulting, Inc.*	42,373	1,723,734
Trading Companies & Distributors 1.9%
AerCap Holdings NV*	90,100	3,026,459
Information Technology 16.3%
Communications Equipment 3.2%
Harris Corp.	58,768	4,903,602
Electronic Equipment, Instruments & Components 6.5%
Dolby Laboratories, Inc. "A"	95,558	4,572,450
Keysight Technologies, Inc.*	52,500	1,527,225
Rogers Corp.*	38,541	2,354,855
VeriFone Systems, Inc.*	94,600	1,753,884
		10,208,414
IT Services 4.1%
Convergys Corp.	120,792	3,019,800
NeuStar, Inc. "A"* (a)	145,421	3,418,848
		6,438,648
Software 1.5%
Verint Systems, Inc.*	69,132	2,290,343
Technology Hardware, Storage & Peripherals 1.0%
NetApp, Inc.	65,700	1,615,563
Materials 3.7%
Chemicals 1.5%
Celanese Corp. "A"	34,868	2,282,111
Containers & Packaging 2.2%
Sealed Air Corp.	75,932	3,490,594
Utilities 3.8%
Electric Utilities
FirstEnergy Corp.	95,615	3,337,920
IDACORP, Inc.	32,700	2,660,145
		5,998,065
Total Common Stocks (Cost $131,899,437)		142,584,933
	Shares	Value ($)

Securities Lending Collateral 7.3%
Daily Assets Fund "Capital Shares", 0.51% (b) (c) (Cost $11,426,345)	11,426,345	11,426,345

Cash Equivalents 11.7%
Deutsche Central Cash Management Government Fund, 0.44% (b) (Cost $18,231,118)	18,231,118	18,231,118

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $161,556,900)†	110.2	172,242,396
Other Assets and Liabilities, Net	(10.2)	(15,943,695)
Net Assets	100.0	156,298,701

* Non-income producing security.

† The cost for federal income tax purposes was $161,493,092. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $10,749,304. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,263,297 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,513,993.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $11,108,434, which is 7.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 142,584,933	$ —	$ —	$ 142,584,933
Short-Term Investments (d)	29,657,463	—	—	29,657,463
Total	$ 172,242,396	$ —	$ —	$ 172,242,396

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $131,899,437) — including $11,108,434 of securities loaned	$ 142,584,933
Investment in Daily Assets Fund (cost $11,426,345)*	11,426,345
Investment in Deutsche Central Cash Management Government Fund (cost $18,231,118)	18,231,118
Total investments in securities, at value (cost $161,556,900)	172,242,396
Receivable for investments sold	1,036,469
Receivable for Fund shares sold	5,435
Dividends receivable	144,267
Interest receivable	8,988
Other assets	1,105
Total assets	173,438,660
Liabilities
Payable for investments purchased	5,284,474
Payable upon return of securities loaned	11,426,345
Payable for Fund shares redeemed	267,618
Accrued management fee	85,404
Accrued Trustees' fees	1,472
Other accrued expenses and payables	74,646
Total liabilities	17,139,959
Net assets, at value	$ 156,298,701
Net Assets Consist of
Undistributed net investment income	996,024
Net unrealized appreciation (depreciation) on: Investments	10,685,496
Accumulated net realized gain (loss)	(3,829,409)
Paid-in capital	148,446,590
Net assets, at value	$ 156,298,701
Class A Net Asset Value, offering and redemption price per share ($143,311,591 ÷ 10,011,583 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.31
Class B Net Asset Value, offering and redemption price per share ($12,987,110 ÷ 906,898 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.32

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,690)	$ 1,558,437
Income distributions — Deutsche Central Cash Management Government Fund	14,597
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	40,240
Total income	1,613,274
Expenses: Management fee	513,776
Administration fee	79,043
Services to shareholders	2,885
Record keeping fees (Class B)	6,965
Distribution service fee (Class B)	16,221
Custodian fee	4,074
Professional fees	34,706
Reports to shareholders	16,212
Trustees' fees and expenses	5,082
Other	4,830
Total expenses before expense reductions	683,794
Expense reductions	(12,287)
Total expenses after expense reductions	671,507
Net investment income (loss)	941,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,860,149)
Change in net unrealized appreciation (depreciation) on investments	2,755,014
Net gain (loss)	(1,105,135)
Net increase (decrease) in net assets resulting from operations	$ (163,368)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 941,767	$ 1,012,706
Net realized gain (loss)	(3,860,149)	17,066,350
Change in net unrealized appreciation (depreciation)	2,755,014	(20,852,678)
Net increase (decrease) in net assets resulting from operations	(163,368)	(2,773,622)
Distributions to shareholders from: Net investment income: Class A	(888,084)	(593,081)
Class B	(31,217)	—
Net realized gains: Class A	(15,665,658)	(17,173,555)
Class B	(1,422,898)	(1,373,376)
Total distributions	(18,007,857)	(19,140,012)
Fund share transactions: Class A Proceeds from shares sold	2,740,883	11,088,951
Reinvestment of distributions	16,553,742	17,766,636
Payments for shares redeemed	(20,021,610)	(52,858,262)
Net increase (decrease) in net assets from Class A share transactions	(726,985)	(24,002,675)
Class B Proceeds from shares sold	956,795	2,463,269
Reinvestment of distributions	1,454,115	1,373,376
Payments for shares redeemed	(1,591,677)	(5,621,076)
Net increase (decrease) in net assets from Class B share transactions	819,233	(1,784,431)
Increase (decrease) in net assets	(18,078,977)	(47,700,740)
Net assets at beginning of period	174,377,678	222,078,418
Net assets at end of period (including undistributed net investment income of $996,024 and $973,558, respectively)	$ 156,298,701	$ 174,377,678
Other Information
Class A Shares outstanding at beginning of period	10,068,570	11,531,437
Shares sold	180,368	646,274
Shares issued to shareholders in reinvestment of distributions	1,110,244	1,025,787
Shares redeemed	(1,347,599)	(3,134,928)
Net increase (decrease) in Class A shares	(56,987)	(1,462,867)
Shares outstanding at end of period	10,011,583	10,068,570
Class B Shares outstanding at beginning of period	852,173	953,703
Shares sold	64,197	143,164
Shares issued to shareholders in reinvestment of distributions	97,461	79,203
Shares redeemed	(106,933)	(323,897)
Net increase (decrease) in Class B shares	54,725	(101,530)
Shares outstanding at end of period	906,898	852,173

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 15.97	$ 17.79	$ 17.08	$ 12.78	$ 11.36	$ 12.21
Income (loss) from investment operations: Net investment income[a]	.09	.09	.05	.12	.14	.13
Net realized and unrealized gain (loss)	.06[c]	(.31)	.88	4.35	1.42	(.85)
Total from investment operations	.15	(.22)	.93	4.47	1.56	(.72)
Less distributions from: Net investment income	(.10)	(.05)	(.14)	(.17)	(.14)	(.13)
Net realized gains	(1.71)	(1.55)	(.08)	—	—	—
Total distributions	(1.81)	(1.60)	(.22)	(.17)	(.14)	(.13)
Net asset value, end of period	$ 14.31	$ 15.97	$ 17.79	$ 17.08	$ 12.78	$ 11.36
Total Return (%)	.46b**	(1.91)	5.53	35.24	13.77	(6.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	161	205	240	219	216
Ratio of expenses before expense reductions (%)	.84*	.80	.82	.82	.82	.81
Ratio of expenses after expense reductions (%)	.82*	.80	.82	.82	.82	.81
Ratio of net investment income (%)	1.24*	.51	.32	.81	1.18	1.08
Portfolio turnover rate (%)	21**	25	34	115	11	36

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond with the aggregate net loss on investments during the period.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 15.95	$ 17.77	$ 17.07	$ 12.78	$ 11.36	$ 12.20
Income (loss) from investment operations: Net investment income[a]	.06	.02	(.01)	.07	.10	.09
Net realized and unrealized gain (loss)	.06[c]	(.29)	.87	4.34	1.42	(.85)
Total from investment operations	.12	(.27)	.86	4.41	1.52	(.76)
Less distributions from: Net investment income	(.04)	—	(.08)	(.12)	(.10)	(.08)
Net realized gains	(1.71)	(1.55)	(.08)	—	—	—
Total distributions	(1.75)	(1.55)	(.16)	(.12)	(.10)	(.08)
Net asset value, end of period	$ 14.32	$ 15.95	$ 17.77	$ 17.07	$ 12.78	$ 11.36
Total Return (%)	.29b**	(2.21)	5.09	34.70	13.38	(6.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	17	20	17	20
Ratio of expenses before expense reductions (%)	1.20*	1.16	1.17	1.17	1.16	1.15
Ratio of expenses after expense reductions (%)	1.18*	1.16	1.17	1.17	1.16	1.15
Ratio of net investment income (loss) (%)	.75*	.14	(.04)	.45	.81	.74
Portfolio turnover rate (%)	21**	25	34	115	11	36

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond with the aggregate net loss on investments during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period.. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments) aggregated $32,186,390 and $56,831,696, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.82%
Class B	1.18%

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 11,190
Class B	1,097
$ 12,287

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $79,043, of which $13,240 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at June 30, 2016
Class A	$ 330	$ 175
Class B	301	162
	$ 631	$ 337

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2016, the Distribution Service Fee aggregated $16,221, of which $2,749 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,362, of which $4,046 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 51% and 23%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 31%, 24% and 17%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,004.60	$ 1,002.90
Expenses Paid per $1,000*	$ 4.09	$ 5.88
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,020.79	$ 1,019.00
Expenses Paid per $1,000*	$ 4.12	$ 5.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.82%	1.18%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2SMCV-3 (R-028381-5  8/16)

June 30, 2016

Semiannual Report

Deutsche Variable Series II

Deutsche Unconstrained Income VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

15 Statement of Assets and Liabilities

16 Statement of Operations

17 Statement of Changes in Net Assets

18 Financial Highlights

19 Notes to Financial Statements

28 Information About Your Fund's Expenses

29 Proxy Voting

30 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2016 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 is 1.16% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP
■ Deutsche Unconstrained Income VIP — Class A ■ Barclays U.S. Universal Index ■ Barclays U.S. Aggregate Bond Index

The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Unconstrained Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,123	$9,713	$10,332	$11,500	$16,605
	Average annual total return	1.23%	–2.87%	1.09%	2.84%	5.20%
Barclays U.S. Universal Index	Growth of $10,000	$10,568	$10,582	$11,312	$12,174	$16,765
	Average annual total return	5.68%	5.82%	4.20%	4.01%	5.30%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,531	$10,600	$11,269	$12,028	$16,497
	Average annual total return	5.31%	6.00%	4.06%	3.76%	5.13%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/16	12/31/15

Government & Agency Obligations	33%	20%
Corporate Bonds	19%	47%
Cash Equivalents	15%	3%
Collateralized Mortgage Obligations	13%	13%
Loan Participations and Assignments	5%	4%
Exchange-Traded Funds	4%	—
Commercial Mortgage-Backed Securities	4%	2%
Mortgage-Backed Securities Pass-Throughs	3%	8%
Asset-Backed	2%	2%
Common Stocks	1%	1%
Put Options Purchased	1%	0%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/16	12/31/15

AAA	53%	32%
AA	1%	0%
A	8%	4%
BBB	19%	14%
BB	12%	29%
B	2%	16%
CCC or Below	3%	3%
Not Rated	2%	2%
	100%	100%

Interest Rate Sensitivity	6/30/16	12/31/15

Effective Maturity	5.4 years	7.6 years
Effective Duration	3.5 years	3.5 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA
John D. Ryan
Darwei Kung

Portfolio Managers

Investment Portfolio June 30, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 18.8%
Consumer Discretionary 1.4%
21st Century Fox America, Inc., 3.7%, 10/15/2025		10,000	10,832
Ally Financial, Inc., 5.75%, 11/20/2025 (b)		30,000	30,075
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020		20,000	20,909
144A, 4.908%, 7/23/2025		10,000	10,933
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		15,000	15,319
CVS Health Corp., 5.125%, 7/20/2045		30,000	37,217
Discovery Communications LLC, 4.875%, 4/1/2043		10,000	9,021
General Motors Co., 6.6%, 4/1/2036		15,000	17,201
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		15,000	15,042
3.2%, 7/13/2020		50,000	50,653
3.2%, 7/6/2021 (c)		25,000	25,040
5.25%, 3/1/2026		15,000	16,306
Starbucks Corp., 2.45%, 6/15/2026		15,000	15,233
The Gap, Inc., 5.95%, 4/12/2021 (b)		80,000	83,438
Time Warner Cable, Inc., 7.3%, 7/1/2038		20,000	25,045
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		20,000	21,516
			403,780
Consumer Staples 2.2%
Altria Group, Inc., 9.95%, 11/10/2038		50,000	89,947
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		30,000	35,155
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	88,453
Kraft Heinz Foods Co., 144A, 4.375%, 6/1/2046		140,000	148,053
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	216,000
Molson Coors Brewing Co.:
3.0%, 7/15/2026 (c)		15,000	14,985
4.2%, 7/15/2046 (c)		15,000	15,064
PepsiCo, Inc., 4.45%, 4/14/2046		10,000	11,670
			619,327
Energy 1.7%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021		10,000	10,606
5.55%, 3/15/2026 (b)		10,000	11,043
6.6%, 3/15/2046		10,000	12,075
ConocoPhillips Co.:
4.15%, 11/15/2034		20,000	20,205
4.2%, 3/15/2021 (b)		10,000	10,827
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	207,000
Ensco PLC, 4.7%, 3/15/2021		20,000	16,618
Exxon Mobil Corp., 4.114%, 3/1/2046		20,000	22,556
Halliburton Co., 3.8%, 11/15/2025		35,000	36,556
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041		10,000	10,427
		Principal Amount ($)(a)	Value ($)

Noble Holding International Ltd., 5.0%, 3/16/2018		10,000	9,850
ONEOK Partners LP, 3.375%, 10/1/2022		5,000	4,892
Plains All American Pipeline LP, 2.85%, 1/31/2023		30,000	27,613
Schlumberger Holdings Corp., 144A, 4.0%, 12/21/2025		25,000	26,906
Shell International Finance BV, 4.0%, 5/10/2046		15,000	15,299
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		20,000	19,678
Williams Partners LP, 4.0%, 11/15/2021		40,000	39,015
			501,166
Financials 6.8%
American Tower Corp., (REIT), 3.3%, 2/15/2021		10,000	10,432
Apollo Investment Corp., 5.25%, 3/3/2025		30,000	30,119
Ares Capital Corp., 3.875%, 1/15/2020		50,000	51,717
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	203,000
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		120,000	125,668
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		10,000	10,848
Branch Banking & Trust Co., 1.45%, 5/10/2019		20,000	20,080
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024 (b)		20,000	18,022
(REIT), 5.25%, 12/1/2023		40,000	37,950
Citigroup, Inc., 1.157%**, 5/1/2017		110,000	110,014
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	265,000
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021		15,000	15,659
(REIT), 3.7%, 6/15/2026		5,000	5,158
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		30,000	30,705
FS Investment Corp., 4.75%, 5/15/2022		40,000	40,776
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		30,000	30,773
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		40,000	42,988
HSBC Holdings PLC, 3.9%, 5/25/2026		20,000	20,576
Jefferies Group LLC, 5.125%, 4/13/2018		40,000	41,838
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		20,000	20,210
Legg Mason, Inc., 5.625%, 1/15/2044		20,000	20,548
Loews Corp., 4.125%, 5/15/2043		20,000	20,448
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		110,000	122,628
Manulife Financial Corp.:
4.9%, 9/17/2020		20,000	22,184
5.375%, 3/4/2046		25,000	29,214
		Principal Amount ($)(a)	Value ($)

Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	9,557
Morgan Stanley, Series F, 5.625%, 9/23/2019		120,000	133,141
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		20,000	21,879
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		30,000	31,211
Santander Holdings U.S.A., Inc.:
2.7%, 5/24/2019		35,000	35,168
4.5%, 7/17/2025		110,000	112,992
Santander UK PLC, 2.5%, 3/14/2019		30,000	30,306
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		40,000	41,356
Select Income REIT, (REIT), 4.15%, 2/1/2022		30,000	30,140
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019		10,000	10,111
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		20,000	21,128
The Goldman Sachs Group, Inc., 1.305%**, 6/4/2017		110,000	110,083
Voya Financial, Inc., 4.8%, 6/15/2046		15,000	14,985
			1,948,612
Health Care 1.2%
AbbVie, Inc.:
3.2%, 5/14/2026		15,000	15,195
3.6%, 5/14/2025		20,000	20,957
4.7%, 5/14/2045		30,000	31,727
Actavis Funding SCS, 4.75%, 3/15/2045		20,000	21,001
Actavis, Inc., 3.25%, 10/1/2022		40,000	40,867
Aetna, Inc.:
2.8%, 6/15/2023		10,000	10,215
4.375%, 6/15/2046		15,000	15,577
Anthem, Inc., 3.3%, 1/15/2023		20,000	20,659
Celgene Corp., 3.875%, 8/15/2025 (b)		40,000	42,667
Express Scripts Holding Co.:
3.4%, 3/1/2027 (c)		5,000	4,994
4.8%, 7/15/2046 (c)		10,000	9,987
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021		40,000	44,397
Johnson & Johnson, 3.7%, 3/1/2046		10,000	11,260
Mylan NV:
144A, 3.15%, 6/15/2021		15,000	15,215
144A, 5.25%, 6/15/2046		10,000	10,417
Stryker Corp.:
3.375%, 11/1/2025		20,000	20,988
3.5%, 3/15/2026		5,000	5,304
4.625%, 3/15/2046		10,000	11,235
			352,662
Industrials 0.9%
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	220,000
FedEx Corp., 4.55%, 4/1/2046		15,000	16,276
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		20,000	20,411
Republic Services, Inc., 2.9%, 7/1/2026 (c)		10,000	10,142
			266,829
		Principal Amount ($)(a)	Value ($)

Information Technology 1.3%
Apple, Inc., 3.45%, 2/9/2045		10,000	9,396
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		145,000	149,244
144A, 5.45%, 6/15/2023		20,000	20,751
144A, 8.1%, 7/15/2036		20,000	21,561
eBay, Inc., 3.8%, 3/9/2022		16,000	17,001
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		30,000	31,714
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020		20,000	20,876
144A, 4.9%, 10/15/2025		30,000	31,345
KLA-Tencor Corp., 4.65%, 11/1/2024		10,000	10,909
Lam Research Corp., 3.9%, 6/15/2026		10,000	10,528
Oracle Corp., 2.65%, 7/15/2026 (c)		30,000	30,075
Seagate HDD Cayman, 5.75%, 12/1/2034		30,000	21,075
			374,475
Materials 1.2%
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (b)		10,000	9,350
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		200,000	197,500
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025 (b)		20,000	20,922
Yamana Gold, Inc., 4.95%, 7/15/2024		120,000	118,056
			345,828
Telecommunication Services 1.8%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	106,473
AT&T, Inc.:
3.4%, 5/15/2025		80,000	81,833
3.8%, 3/15/2022		10,000	10,623
4.125%, 2/17/2026		25,000	26,856
4.35%, 6/15/2045		20,000	19,379
5.65%, 2/15/2047		20,000	22,904
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		200,000	201,000
Verizon Communications, Inc.:
3.5%, 11/1/2024 (b)		30,000	31,906
4.672%, 3/15/2055		30,000	30,343
			531,317
Utilities 0.3%
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		100,000	50,000
Southern Co., 3.25%, 7/1/2026		30,000	31,162
			81,162
Total Corporate Bonds (Cost $5,315,212)			5,425,158

Mortgage-Backed Securities Pass-Throughs 2.5%
Federal National Mortgage Association, 3.5%, 3/1/2046 (Cost $726,652)		701,550	728,812

		Principal Amount ($)(a)	Value ($)

Asset-Backed 1.8%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		32,660	32,568
Miscellaneous 1.7%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 5.27%**, 1/17/2024		250,000	241,959
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		88,519	91,104
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		168,838	165,553
			498,616
Total Asset-Backed (Cost $535,323)			531,184

Commercial Mortgage-Backed Securities 4.1%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		250,000	248,842
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		110,000	121,093
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	494,094
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		170,000	179,506
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	134,475
Total Commercial Mortgage-Backed Securities (Cost $1,163,650)			1,178,010

Collateralized Mortgage Obligations 12.7%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.948%**, 2/25/2034		68,602	65,016
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.301%**, 12/25/2035		89,695	90,507
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		50,630	50,169
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.596%**, 9/25/2028		185,575	187,775
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		736,813	42,332
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		1,651	0
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		262,803	18,628
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		624,425	120,448
"DZ", Series 4253, 4.75%, 9/15/2043		1,125,559	1,265,947
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		51,775	3,243
		Principal Amount ($)(a)	Value ($)

"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		83,806	4,948
"SP", Series 4047, Interest Only, 6.208%***, 12/15/2037		338,118	40,321
"JS", Series 3572, Interest Only, 6.358%***, 9/15/2039		405,420	64,001
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		148,339	21,666
"KZ", Series 2010-134, 4.5%, 12/25/2040		219,771	239,772
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		19,726	334
"PI", Series 2006-20, Interest Only, 6.227%***, 11/25/2030		289,930	42,884
"SI", Series 2007-23, Interest Only, 6.317%***, 3/25/2037		189,737	34,509
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		1,657,263	193,832
"GC", Series 2010-101, 4.0%, 8/20/2040		200,000	227,647
"ME", Series 2014-4, 4.0%, 1/16/2044		400,000	462,896
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		226,518	21,936
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		403,186	56,288
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		66,559	8,141
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		204,243	32,503
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		210,412	31,761
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		201,125	30,132
"AI", Series 2007-38, Interest Only, 6.018%***, 6/16/2037		56,148	8,850
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.993%**, 4/25/2036		206,064	187,964
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.771%**, 10/25/2033		49,923	49,526
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 2.952%**, 12/25/2034		66,224	65,358
Total Collateralized Mortgage Obligations (Cost $3,572,490)			3,669,334

Government & Agency Obligations 31.3%
Other Government Related (d) 0.7%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	206,500
Sovereign Bonds 3.5%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	110,350
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	107,584
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		200,000	182,520
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	157
		Principal Amount ($)(a)	Value ($)

Republic of Hungary:
4.0%, 3/25/2019		200,000	207,500
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	46,286
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	210,356
144A, 5.5%, 10/26/2022		100,000	113,530
Republic of Uruguay, 5.1%, 6/18/2050		40,000	39,800
			1,018,083
U.S. Treasury Obligations 27.1%
U.S. Treasury Bonds:
2.5%, 2/15/2046		30,000	31,239
3.0%, 11/15/2045		30,000	34,495
U.S. Treasury Notes:
1.0%, 8/31/2016 (f)		1,630,000	1,631,888
1.0%, 9/30/2016		500,000	500,807
1.375%, 4/30/2021		35,000	35,604
1.5%, 5/31/2019		232,600	237,852
1.625%, 12/31/2019		109,000	112,010
1.625%, 2/15/2026		5,130,000	5,187,712
1.625%, 5/15/2026		45,000	45,550
			7,817,157
Total Government & Agency Obligations (Cost $8,859,932)			9,041,740

Short-Term U.S. Treasury Obligations 1.3%
U.S. Treasury Bills:
0.345%****, 8/11/2016 (e)		15,000	14,997
0.44%****, 12/1/2016 (e)		365,000	364,558
Total Short-Term U.S. Treasury Obligations (Cost $379,312)			379,555

Loan Participations and Assignments 4.6%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		102,900	96,597
Avis Budget Car Rental LLC, Term Loan, 3.25%, 3/15/2022		58,342	58,512
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		193,050	191,320
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		68,600	68,886
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		110,000	110,327
Level 3 Financing, Inc., Term Loan B2, 3.5%, 5/31/2022		60,000	59,873
MacDermid, Inc.:
First Lien Term Loan, 5.5%, 6/7/2020		53,350	52,800
Term Loan B2, 5.5%, 6/7/2020		29,624	29,300
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		251,446	222,126
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		115,739	114,899
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		87,525	86,358
		Principal Amount ($)(a)	Value ($)

Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		132,992	129,626
Term Loan B, 4.75%, 12/11/2019		112,212	109,266
Total Loan Participations and Assignments (Cost $1,375,201)			1,329,890

Convertible Bond 0.4%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $125,259)		127,164	128,405

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $62,050)		95,000	78,138

	Shares	Value ($)

Common Stocks 1.2%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (g)	1	3,118
Financials 1.2%
Two Harbors Investment Corp. (REIT)	39,286	336,288
Industrials 0.0%
Congoleum Corp.*	2,500	0
Quad Graphics, Inc.	25	582
		582
Materials 0.0%
GEO Specialty Chemicals, Inc.*	13,196	4,784
Total Common Stocks (Cost $356,387)		344,772

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $17,432)	85	215

Exchange-Traded Fund 4.4%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $1,239,900)	15,000	1,270,350

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	1,500,000	6
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,400,000	3
Total Call Options Purchased (Cost $127,165)		9
	Contract Amount	Value ($)

Put Options Purchased 0.8%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	1,500,000	107,277
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,400,000	115,626
Total Put Options Purchased (Cost $98,573)		222,903

	Shares	Value ($)

Securities Lending Collateral 5.3%
Daily Assets Fund "Capital Shares", 0.51% (h) (i) (Cost $1,522,890)	1,522,890	1,522,890

Cash Equivalents 15.2%
Deutsche Central Cash Management Government Fund, 0.44% (h) (Cost $4,381,382)	4,381,382	4,381,382

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $29,858,810)†	104.7	30,232,747
Other Assets and Liabilities, Net	(4.7)	(1,365,789)
Net Assets	100.0	28,866,958

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	100,000	62,606	50,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2016.

*** These securities are shown at their current rate as of June 30, 2016.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $29,865,199. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $367,548. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $728,535 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $360,987.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $1,495,841, which is 5.2% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,273	3,118.01

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2016 is 0.65%.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At June 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2016	33	4,388,484	8,696
Ultra Long U.S. Treasury Bond	USD	9/21/2016	26	4,845,750	214,367
Total unrealized appreciation					223,063

At June 30, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[1]	2/1/2017	50,400	(95)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,631	(62)
Total Call Options				101,031	(157)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	1,500,000[3]	8/11/2016	28,800	(69,284)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	1,500,000[4]	7/11/2016	28,200	(133,221)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[1]	2/1/2017	50,400	(113,273)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,631	(121,745)
Total Put Options				158,031	(437,523)
Total				259,062	(437,680)

(j) Unrealized depreciation on written options on interest rate swap contracts at June 30, 2016 was $178,618.

At June 30, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swap
Expiration Date	Notional Amount ($) (k)	Currency	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	900,000	EUR	5.0%	Markit iTraxx Europe Crossover Index Series 25 Version 1	65,588	20,880

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At June 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3/16/2016 3/16/2017	1,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	5,028	4,487
12/16/2015 9/18/2017	3,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(53,339)	(55,311)
12/16/2015 9/16/2020	2,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	120,351	121,137
3/16/2016 3/16/2025	4,100,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(356,821)	(340,819)
12/16/2015 9/16/2025	3,000,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(372,256)	(357,008)
12/16/2015 9/17/2035	200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(43,476)	(39,585)
12/16/2015 9/18/2045	500,000	Floating — 3-Month LIBOR	Fixed — 2.998%	144,736	128,910
Total net unrealized depreciation					(538,189)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 BNP Paribas

3 Nomura International PLC

4 Citigroup, Inc.

As of June 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	210,526	BRL	800,000	7/8/2016	37,912	Macquarie Bank Ltd.
MXN	2,042,900	USD	115,454	8/5/2016	4,096	Citigroup, Inc.
USD	336,680	ZAR	5,320,000	8/5/2016	21,893	Morgan Stanley
ZAR	5,320,000	USD	361,611	8/5/2016	3,038	JPMorgan Chase Securities, Inc.
USD	595,977	BRL	2,200,000	8/22/2016	77,661	BNP Paribas
USD	293,420	AUD	400,000	8/23/2016	4,299	Australia & New Zealand Banking Group Ltd.
AUD	800,000	USD	600,660	8/23/2016	5,222	Australia & New Zealand Banking Group Ltd.
USD	263,652	ZAR	4,000,000	9/27/2016	3,101	BNP Paribas
ZAR	4,000,000	USD	271,859	9/27/2016	5,106	BNP Paribas
Total unrealized appreciation					162,328

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
BRL	800,000	USD	221,607	7/8/2016	(26,832)	Macquarie Bank Ltd.
BRL	2,200,000	USD	602,538	8/22/2016	(71,099)	BNP Paribas
AUD	800,000	USD	593,164	8/23/2016	(2,275)	Macquarie Bank Ltd.
EUR	530,000	USD	584,829	9/27/2016	(5,272)	Nomura International PLC
TWD	9,500,000	USD	292,478	11/30/2016	(2,986)	Nomura International PLC
TWD	9,500,000	USD	295,376	12/22/2016	(222)	Nomura International PLC
TWD	9,500,000	USD	292,758	12/29/2016	(2,884)	Nomura International PLC
Total unrealized depreciation					(111,570)

Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

EUR Euro

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$ —	$ 5,425,158	$ —	$ 5,425,158
Mortgage-Backed Securities Pass-Throughs	—	728,812	—	728,812
Asset-Backed	—	531,184	—	531,184
Commercial Mortgage-Backed Securities	—	1,178,010	—	1,178,010
Collateralized Mortgage Obligations	—	3,669,334	—	3,669,334
Government & Agency Obligations	—	9,041,740	—	9,041,740
Short-Term U.S. Treasury Obligations	—	379,555	—	379,555
Loan Participations and Assignments	—	1,329,890	—	1,329,890
Convertible Bond	—	—	128,405	128,405
Preferred Security	—	78,138	—	78,138
Common Stocks (l)	336,870	—	7,902	344,772
Warrant	—	—	215	215
Exchange-Traded Fund	1,270,350	—	—	1,270,350
Short-Term Investments (l)	5,904,272	—	—	5,904,272
Derivatives (m) Purchased Options	—	222,912	—	222,912
Futures Contracts	223,063	—	—	223,063
Credit Default Swap Contracts	—	20,880	—	20,880
Interest Rate Swap Contracts	—	254,534	—	254,534
Forward Foreign Currency Exchange Contracts	—	162,328	—	162,328
Total	$ 7,734,555	$ 23,022,475	$ 136,522	$ 30,893,552
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (m) Written Options	$ —	$ (437,680)	$ —	$ (437,680)
Interest Rate Swap Contracts	—	(792,723)	—	(792,723)
Forward Foreign Currency Exchange Contracts	—	(111,570)	—	(111,570)
Total	$ —	$ (1,341,973)	$ —	$ (1,341,973)

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $23,954,538) — including $1,495,841 of securities loaned	$ 24,328,475
Investments in Daily Assets Fund (cost $1,522,890)*	1,522,890
Investment in Deutsche Central Cash Management Government Fund (cost $4,381,382)	4,381,382
Total investments in securities, at value (cost $29,858,810)	30,232,747
Cash	222,033
Foreign currency, at value (cost $605,665)	593,031
Receivable for investments sold	88,925
Receivable for Fund shares sold	65
Dividends receivable	9,034
Interest receivable	158,640
Receivable for variation margin on centrally cleared swaps	10,452
Unrealized appreciation on forward foreign currency exchange contracts	162,328
Foreign taxes recoverable	594
Other assets	599
Total assets	$ 31,478,448
Liabilities
Payable upon return of securities loaned	1,522,890
Payable for investments purchased	211,622
Payable for investments purchased — when-issued/delayed delivery securities	109,681
Payable for Fund shares redeemed	29,768
Payable for variation margin on futures contracts	26,120
Options written, at value (premiums received $259,062)	437,680
Unrealized depreciation on forward foreign currency exchange contracts	111,570
Accrued Trustees' fees	728
Other accrued expenses and payables	161,431
Total liabilities	2,611,490
Net assets, at value	$ 28,866,958
Net Assets Consist of
Distributions in excess of net investment income	(96,706)
Net unrealized appreciation (depreciation) on: Investments	373,937
Swap contracts	(517,309)
Futures	223,063
Foreign currency	38,028
Written options	(178,618)
Accumulated net realized gain (loss)	(4,598,949)
Paid-in capital	33,623,512
Net assets, at value	$ 28,866,958
Class A Net Asset Value, offering and redemption price per share ($28,866,958 ÷ 2,970,645 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.72

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $176)	$ 386,611
Dividends	24,110
Income distributions — Deutsche Central Cash Management Government Fund	11,658
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	1,962
Total income	424,341
Expenses: Management fee	81,704
Administration fee	14,855
Services to shareholders	437
Custodian fee	32,018
Professional fees	42,350
Reports to shareholders	12,208
Trustees' fees and expenses	1,834
Pricing service fee	21,336
Other	2,702
Total expenses before expense reductions	209,444
Expense reductions	(107,402)
Total expenses after expense reductions	102,042
Net investment income	322,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,565,457)
Swap contracts	(258,240)
Futures	271,930
Written options	46,345
Foreign currency	209,460
(1,295,962)
Change in net unrealized appreciation (depreciation) on: Investments	2,061,378
Swap contracts	(355,435)
Futures	264,711
Written options	(328,465)
Foreign currency	(331,299)
1,310,890
Net gain (loss)	14,928
Net increase (decrease) in net assets resulting from operations	$ 337,227

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income	$ 322,299	$ 1,762,667
Net realized gain (loss)	(1,295,962)	(2,050,038)
Change in net unrealized appreciation (depreciation)	1,310,890	(941,379)
Net increase (decrease) in net assets resulting from operations	337,227	(1,228,750)
Distributions to shareholders from: Net investment income: Class A	(2,341,380)	(2,026,151)
Total distributions	(2,341,380)	(2,026,151)
Fund share transactions: Class A Proceeds from shares sold	966,096	1,567,297
Reinvestment of distributions	2,341,380	2,026,151
Payments for shares redeemed	(5,225,113)	(21,135,428)
Net increase (decrease) in net assets from Class A share transactions	(1,917,637)	(17,541,980)
Increase (decrease) in net assets	(3,921,790)	(20,796,881)
Net assets at beginning of period	32,788,748	53,585,629
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $96,706 and $1,922,375, respectively)	$ 28,866,958	$ 32,788,748
Other Information
Class A Shares outstanding at beginning of period	3,142,272	4,786,192
Shares sold	93,710	142,362
Shares issued to shareholders in reinvestment of distributions	245,171	184,028
Shares redeemed	(510,508)	(1,970,310)
Net increase (decrease) in Class A shares	(171,627)	(1,643,920)
Shares outstanding at end of period	2,970,645	3,142,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.43	$ 11.20	$ 11.53	$ 12.60	$ 11.90	$ 11.96
Income (loss) from investment operations: Net investment income[a]	.11	.40	.49	.49	.57	.63
Net realized and unrealized gain (loss)	.01	(.72)	(.23)	(.59)	.92	(.01)
Total from investment operations	.12	(.32)	.26	(.10)	1.49	.62
Less distributions from: Net investment income	(.83)	(.45)	(.59)	(.62)	(.76)	(.68)
Net realized gains	—	—	—	(.35)	(.03)	—
Total distributions	(.83)	(.45)	(.59)	(.97)	(.79)	(.68)
Net asset value, end of period	$ 9.72	$ 10.43	$ 11.20	$ 11.53	$ 12.60	$ 11.90
Total Return (%)[b]	1.23**	(3.02)	2.23	(1.04)	13.08	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	33	54	61	73	69
Ratio of expenses before expense reductions (%)	1.41*	1.15	1.08	1.02	.99	.99
Ratio of expenses after expense reductions (%)	.69*	.70	.77	.74	.77	.79
Ratio of net investment income (%)	2.17*	3.67	4.23	4.16	4.72	5.38
Portfolio turnover rate (%)	110**	185	185	183	164	144
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $3,338,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,955,000) and long-term losses ($1,383,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $14,400,000 to $15,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $7,618,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended June 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of June 30, 2016 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in purchased option contracts had a total value generally indicative of a range from approximately $67,000 to $223,000, and written option contracts had a total value generally indicative of a range from approximately $156,000 to $438,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,234,000 to $14,004,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $4,285,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2016, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2016, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,516,000 to $11,487,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $427,000 to $11,598,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $618,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 222,912	$ —	$ 254,534	$ 223,063	$ 700,509
Credit Contracts (b)	—	—	20,880	—	20,880
Foreign Exchange Contracts (c)	—	162,328	—	—	162,328
	$ 222,912	$ 162,328	$ 275,414	$ 223,063	$ 883,717

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$ (437,680)	$ —	$ (792,723)	$ (1,230,403)
Foreign Exchange Contracts (c)	—	(111,570)	—	(111,570)
	$ (437,680)	$ (111,570)	$ (792,723)	$ (1,341,973)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (64,155)	$ 46,345	$ —	$ (88,986)	$ 271,930	$ 165,134
Credit Contracts (a)	—	—	—	(169,254)	—	(169,254)
Foreign Exchange Contracts (b)	—	—	195,828	—	—	195,828
	$ (64,155)	$ 46,345	$ 195,828	$ (258,240)	$ 271,930	$ 191,708

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 220,059	$ (328,465)	$ —	$ (408,596)	$ 264,711	$ (252,291)
Credit Contracts (a)	—	—	—	53,161	—	53,161
Foreign Exchange Contracts (b)	—	—	(351,255)	—	—	(351,255)
	$ 220,059	$ (328,465)	$ (351,255)	$ (355,435)	$ 264,711	$ (550,385)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 9,521	$ —	$ —	$ 9,521
BNP Paribas	201,497	(192,906)	—	8,591
Citigroup, Inc.	4,096	(4,096)	—	—
JPMorgan Chase Securities, Inc.	110,321	(110,321)	—	—
Macquarie Bank Ltd.	37,912	(29,107)	—	8,805
Morgan Stanley	21,893	—	—	21,893
	$ 385,240	$ (336,430)	$ —	$ 48,810
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$ 192,906	$ (192,906)	$ —	$ —
Citigroup, Inc.	133,221	(4,096)	—	129,125
JPMorgan Chase Securities, Inc.	113,368	(110,321)	—	3,047
Macquarie Bank Ltd.	29,107	(29,107)	—	—
Nomura International PLC	80,648	—	—	80,648
	$ 549,250	$ (336,430)	$ —	$ 212,820

C. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $20,561,384 and $33,162,122, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,053,308 and $1,670,178, respectively.

For the six months ended June 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	7,100,000	$ 305,407
Options expired	(1,300,000)	(46,345)
Outstanding, end of period	5,800,000	$ 259,062

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.68%.

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed amounted to $107,402.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $14,855, of which $2,370 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC aggregated $73, of which $37 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,386, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $173.

E. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2016, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53% and 43%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016
Actual Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,012.30
Expenses Paid per $1,000*	$ 3.45
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/16	$ 1,000.00
Ending Account Value 6/30/16	$ 1,021.43
Expenses Paid per $1,000*	$ 3.47

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.69%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2UI-3 (R-028389-5  8/16)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/22/2016